UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08257

STATE STREET INSTITUTIONAL FUNDS

(Exact name of registrant as specified in charter)

One Iron Street

Boston, Massachusetts 02210

(Address of principal executive offices)(Zip code)

Copy to:

Sean O’Malley, Esq. Senior Vice President and Deputy General Counsel c/o SSGA Funds Management, Inc. One Iron Street Boston, Massachusetts 02210	Timothy W. Diggins, Esq. Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199-3600
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Item 1. Shareholder Report.

(a) The Report to Shareholders is attached herewith.

Annual Report
September 30, 2021
State Street Institutional Funds
State Street Institutional U.S. Equity Fund
State Street Institutional Premier Growth Equity Fund
State Street Institutional Small-Cap Equity Fund
State Street Institutional International Equity Fund
State Street Active Core Bond Fund

State Street Institutional Funds
Annual Report
September 30, 2021

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

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State Street Institutional Funds
Notes to Performance — September 30, 2021 (Unaudited)
Total return performance shown in this report for the State Street Institutional Funds (the “Trust”) and each of its series portfolios (each, a “Fund” and collectively, the “Funds”) takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.
The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate, so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods of less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Funds’ website at www.ssga.com for the most recent month-end performance data.
An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.
The S&P 500® Index of stocks (“S&P 500 Index”) is an unmanaged market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.
The Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights.
The Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights.
The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI® EAFE® Index”) is an unmanaged, free float-adjusted, market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.
The Bloomberg U.S. Aggregate Bond Index is an unmanaged market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more.
The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, index returns do not reflect the actual cost of investing in the instruments that comprise an index.

State Street Global Advisors Funds Distributors, LLC, member of FINRA & SIPC is the principal underwriter and distributor of the State Street Institutional Funds and an indirect wholly-owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The Funds pay State Street Bank and Trust Company for its services as custodian and Fund Accounting agent, and pay SSGA Funds Management, Inc. ("SSGA FM" or the "Adviser") for investment advisory and administrative services.
Notes to Performance	1

State Street Institutional U.S. Equity Fund
Management Discussion of Fund Performance — September 30, 2021 (Unaudited)
The State Street Institutional U.S. Equity Fund (the “Fund”) seeks to provide long-term growth of capital. The Fund’s benchmark is the S&P 500 Index (the “Index”).
For the 12-month period ended September 30, 2021 (the “Reporting Period”), the total return for the Fund’s Investment Class was 29.41% and for the Fund’s Service Class was 29.10%, and the Index was 30.00%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Underperformance in healthcare holdings, stock specific detractors, and outperformance in the semiconductor space were three primary drivers of Fund performance during the Reporting Period relative to the Index.
In healthcare, the biggest detractor from performance (and the biggest detractor for the Fund overall during the Reporting Period) was pharmaceutical company Merck. Merck has been a dominant player in an industry with high barriers to entry. It has benefited from strong cash flow and diversified high margin businesses with further scope for growth. It has had a strong oncology business and, with its vaccine and animal health businesses, maybe less exposed to patent cliffs than other competitors. But with all of these advantages, it suffered in the Reporting Period for lack of a clear catalyst and no direct COVID-19 treatment. We should note that this changed as the period ended as Merck announced an anti-viral drug that has proven effective against COVID-19 sending the stock higher.
Other detractors from performace during the Reporting Period came from a range of sectors with different drivers. Among these was Air Products and Chemicals, an industrial gas company with some cyclicality but also long-term secular drivers. For example, the company is a leader in coal gasification, a process that results in less emissions than burning coal. Air Products has had some project timeline push-outs leading to some stock weakness, but we view that as temporary.
On the positive side, the Fund has benefitted significantly from both an overweight and outperformance in the semiconductor space. We believe semiconductors have become less cyclical in recent years as chip technology has proliferated throughout the economy. This long-term view has led to overweights in a number of very strong players in the space. Most notable among these has been Applied Materials, a semiconductor equipment manufacturer with enormous competitive advantages driven by its proprietary technology. The company’s stock more than doubled during the Reporting Period.
The Fund used futures in order to efficiently manage cash flows during the Reporting Period. The Fund’s use of futures contributed modestly to Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Alphabet, Microsoft, and Applied Materials. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Vertex Pharmaceuticals, Magna International, and Merck.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
2	State Street Institutional U.S. Equity Fund

State Street Institutional U.S. Equity Fund
Performance Summary — September 30, 2021 (Unaudited)
Investment Profile
A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks.
Sector Allocation
Portfolio Composition as a % of Fair Value of $572,549 (in thousands) as of September 30, 2021 (a)(b)
Top Ten Largest Holdings
as of September 30, 2021 (as a % of Fair Value) (a)(b)
Microsoft Corp.	6.15%
Apple Inc.	4.87%
Amazon.com Inc.	4.81%
Alphabet Inc., Class A	3.70%
Visa Inc., Class A	2.76%
Facebook Inc., Class A	2.75%
JPMorgan Chase & Co.	2.61%
UnitedHealth Group Inc.	1.95%
Lowe's Companies Inc.	1.76%
Alphabet Inc., Class C	1.75%

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund – Class G Shares.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
State Street Institutional U.S. Equity Fund	3

State Street Institutional U.S. Equity Fund
Performance Summary, continued — September 30, 2021 (Unaudited)
Average Annual Total Return for the years ended September 30, 2021
Investment Class Shares (Inception date: 11/25/97)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional U.S. Equity Fund	29.41%	17.64%	16.63%	$46,586
S&P 500® Index	30.00%	16.90%	16.64%	$46,586
Service Class Shares (Inception date: 1/3/01)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional U.S. Equity Fund	29.10%	17.38%	16.42%	$45,732
S&P 500® Index	30.00%	16.90%	16.64%	$46,586
Change in Value of a $10,000 Investment
Yearly periods ended September 30
4	State Street Institutional U.S. Equity Fund

State Street Institutional U.S. Equity Fund
Understanding Your Fund’s Expenses — September 30, 2021 (Unaudited)
As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2021.
Actual Expenses
The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Begining Account Value April 1, 2021	$1,000.00	$1,000.00
Ending Account Value September 30, 2021	$1,089.00	$1,023.20
Expenses Paid During Period*	$ 1.94	$ 1.88
*	Expenses are equal to the Fund's annualized expense ratio of 0.37% for Investment Class shares and 0.62% for Service Class shares (for the period April 1, 2021 - September 30, 2021), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Service Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Begining Account Value April 1, 2021	$1,000.00	$1,000.00
Ending Account Value September 30, 2021	$1,087.70	$1,022.00
Expenses Paid During Period*	$ 3.24	$ 3.14
*	Expenses are equal to the Fund's annualized expense ratio of 0.37% for Investment Class shares and 0.62% for Service Class shares (for the period April 1, 2021 - September 30, 2021), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

State Street Institutional U.S. Equity Fund	5

State Street Institutional U.S. Equity Fund
Schedule of Investments — September 30, 2021
	Number of Shares	Fair Value
Common Stock - 98.3% †
Aerospace & Defense - 0.6%
Raytheon Technologies Corp.	38,419	$ 3,302,497
Apparel Retail - 1.3%
Ross Stores Inc.	68,403	7,445,667
Application Software - 3.2%
Adobe Inc. (a)	6,788	3,907,987
Intuit Inc.	2,445	1,319,102
salesforce.com Inc. (a)	32,653	8,856,147
Splunk Inc. (a)	31,253	4,522,622
		18,605,858
Asset Management & Custody Banks - 0.2%
Blackstone Inc.	11,810	1,373,975
Auto Parts & Equipment - 0.7%
Magna International Inc.	53,546	4,028,801
Automotive Retail - 0.6%
O'Reilly Automotive Inc. (a)	5,679	3,470,210
Biotechnology - 1.5%
Biogen Inc. (a)	4,487	1,269,776
BioMarin Pharmaceutical Inc. (a)	25,541	1,974,064
Vertex Pharmaceuticals Inc. (a)	28,531	5,175,238
		8,419,078
Building Products - 0.9%
Allegion PLC	12,584	1,663,353
Trane Technologies PLC	19,818	3,421,578
		5,084,931
Cable & Satellite - 1.6%
Charter Communications Inc., Class A (a)	3,164	2,302,000
Comcast Corp., Class A	124,441	6,959,985
		9,261,985
Communications Equipment - 0.2%
Cisco Systems Inc.	22,662	1,233,493
Construction Materials - 0.3%
Martin Marietta Materials Inc.	4,770	1,629,814
	Number of Shares	Fair Value
Data Processing & Outsourced Services - 5.7%
Fidelity National Information Services Inc.	56,429	$ 6,866,281
Mastercard Inc., Class A	17,935	6,235,641
PayPal Holdings Inc. (a)	14,302	3,721,523
Visa Inc., Class A	70,991	15,813,245
		32,636,690
Diversified Banks - 2.6%
JPMorgan Chase & Co.	91,350	14,953,081
Diversified Support Services - 1.0%
Cintas Corp.	6,400	2,436,224
IAA Inc. (a)	61,011	3,329,370
		5,765,594
Electric Utilities - 0.9%
NextEra Energy Inc.	64,074	5,031,090
Electronic Components - 2.2%
Amphenol Corp., Class A	75,197	5,506,676
Corning Inc.	193,683	7,067,493
		12,574,169
Environmental & Facilities Services - 1.0%
Waste Management Inc.	37,657	5,624,450
Financial Exchanges & Data - 1.1%
CME Group Inc.	10,889	2,105,715
MSCI Inc.	2,011	1,223,372
S&P Global Inc.	5,459	2,319,474
Tradeweb Markets Inc., Class A	8,856	715,388
		6,363,949
Footwear - 0.4%
NIKE Inc., Class B	15,348	2,228,990
Healthcare Equipment - 3.4%
Becton Dickinson & Co.	11,770	2,893,301
Boston Scientific Corp. (a)(b)	160,797	6,976,982
Edwards Lifesciences Corp. (a)	16,846	1,907,136
Medtronic PLC	33,549	4,205,367
Zimmer Biomet Holdings Inc.	23,864	3,492,735
		19,475,521
Healthcare Services - 0.6%
Cigna Corp.	18,507	3,704,361

See Notes to Schedules of Investments and Notes to Financial Statements.
6	State Street Institutional U.S. Equity Fund

State Street Institutional U.S. Equity Fund
Schedule of Investments, continued — September 30, 2021
	Number of Shares	Fair Value
Home Improvement Retail - 2.1%
Lowe's Companies Inc.	49,665	$ 10,075,042
The Home Depot Inc.	5,654	1,855,982
		11,931,024
Hotels, Resorts & Cruise Lines - 1.1%
Marriott International Inc., Class A (a)	41,796	6,189,570
Household Products - 1.3%
Colgate-Palmolive Co.	25,752	1,946,336
The Procter & Gamble Co.	40,344	5,640,091
		7,586,427
Hypermarkets & Super Centers - 0.4%
Walmart Inc.	14,647	2,041,499
Industrial Conglomerates - 1.5%
Honeywell International Inc.	41,233	8,752,941
Industrial Gases - 1.4%
Air Products & Chemicals Inc.	30,330	7,767,816
Industrial Machinery - 1.5%
Parker-Hannifin Corp.	22,763	6,364,990
Xylem Inc.	16,779	2,075,227
		8,440,217
Insurance Brokers - 0.3%
Marsh & McLennan Companies Inc.	10,261	1,553,823
Integrated Oil & Gas - 0.8%
Chevron Corp.	27,445	2,784,295
Exxon Mobil Corp.	33,640	1,978,705
		4,763,000
Interactive Home Entertainment - 0.2%
Activision Blizzard Inc.	17,840	1,380,638
Interactive Media & Services - 8.2%
Alphabet Inc., Class C (a)	3,766	10,037,557
Alphabet Inc., Class A (a)	7,913	21,155,564
Facebook Inc., Class A (a)	46,361	15,734,460
		46,927,581
Internet & Direct Marketing Retail - 4.8%
Amazon.com Inc. (a)	8,391	27,564,771
	Number of Shares	Fair Value
Investment Banking & Brokerage - 0.7%
The Charles Schwab Corp.	52,695	$ 3,838,304
IT Consulting & Other Services - 0.4%
Accenture PLC, Class A	6,650	2,127,468
Life & Health Insurance - 0.2%
Lincoln National Corp.	12,921	888,319
Life Sciences Tools & Services - 0.6%
IQVIA Holdings Inc. (a)	15,442	3,698,977
Managed Healthcare - 2.6%
Humana Inc.	9,139	3,556,442
UnitedHealth Group Inc.	28,529	11,147,421
		14,703,863
Movies & Entertainment - 2.3%
Netflix Inc. (a)	8,960	5,468,647
The Walt Disney Co. (a)	46,814	7,919,524
		13,388,171
Multi-Line Insurance - 0.3%
American International Group Inc.	31,182	1,711,580
Multi-Sector Holdings - 1.1%
Berkshire Hathaway Inc., Class B (a)	23,604	6,442,476
Multi-Utilities - 1.4%
Sempra Energy	64,610	8,173,165
Oil & Gas Equipment & Services - 0.3%
Schlumberger N.V.	49,473	1,466,380
Oil & Gas Exploration & Production - 1.5%
ConocoPhillips	101,634	6,887,736
Pioneer Natural Resources Co.	11,921	1,984,966
		8,872,702
Packaged Foods & Meats - 1.4%
Mondelez International Inc., Class A	139,136	8,094,932
Personal Products - 0.4%
The Estee Lauder Companies Inc., Class A	8,042	2,412,037

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Institutional U.S. Equity Fund	7

State Street Institutional U.S. Equity Fund
Schedule of Investments, continued — September 30, 2021
	Number of Shares	Fair Value
Pharmaceuticals - 3.7%
Bristol-Myers Squibb Co.	64,420	$ 3,811,731
Elanco Animal Health Inc. (a)	29,811	950,673
Johnson & Johnson	30,063	4,855,175
Merck & Company Inc.	121,339	9,113,772
Viatris Inc.	164,184	2,224,693
		20,956,044
Property & Casualty Insurance - 1.1%
Chubb Ltd.	38,098	6,609,241
Railroads - 0.5%
Union Pacific Corp.	15,871	3,110,875
Regional Banks - 3.5%
First Republic Bank	33,087	6,381,821
Regions Financial Corp.	423,045	9,015,089
SVB Financial Group (a)	6,833	4,420,131
		19,817,041
Restaurants - 0.6%
McDonald's Corp.	14,630	3,527,439
Semiconductor Equipment - 1.3%
Applied Materials Inc.	57,860	7,448,318
Semiconductors - 4.9%
Advanced Micro Devices Inc. (a)	28,158	2,897,458
NVIDIA Corp.	32,520	6,736,843
QUALCOMM Inc.	71,124	9,173,574
Texas Instruments Inc.	46,782	8,991,968
		27,799,843
Soft Drinks - 0.8%
PepsiCo Inc.	31,545	4,744,683
Specialized REITs - 1.1%
American Tower Corp.	22,864	6,068,334
	Number of Shares	Fair Value
Specialty Chemicals - 0.5%
DuPont de Nemours Inc.	19,261	$ 1,309,555
Ecolab Inc.	3,583	747,485
PPG Industries Inc.	6,452	922,701
		2,979,741
Systems Software - 7.0%
Microsoft Corp.	124,876	35,205,042
Oracle Corp.	25,140	2,190,448
ServiceNow Inc. (a)	4,327	2,692,562
		40,088,052
Technology Hardware, Storage & Peripherals - 4.9%
Apple Inc. (b)	197,230	27,908,045
Trading Companies & Distributors - 1.2%
United Rentals Inc. (a)	19,065	6,690,480
Trucking - 0.1%
Lyft Inc., Class A (a)	7,435	398,442
Wireless Telecommunication Services - 0.3%
T-Mobile US Inc. (a)	12,400	1,584,224
Total Common Stock (Cost $347,985,138)		562,662,687
Short-Term Investments - 1.7%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.03% (b)(c)(d) (Cost $9,885,922)	9,885,922	9,885,922
Total Investments (Cost $357,871,060)		572,548,609
Other Assets and Liabilities, net - 0.0%*		48,392
NET ASSETS - 100.0%		$ 572,597,001

Other Information:
The Fund had the following long futures contracts open at September 30, 2021:
Description	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	December 2021	24	$ 5,347,333	$ 5,157,300	$ (190,033)
See Notes to Schedules of Investments and Notes to Financial Statements.
8	State Street Institutional U.S. Equity Fund

State Street Institutional U.S. Equity Fund
Schedule of Investments, continued — September 30, 2021
During the year ended September 30, 2021, average notional values related to long and short futures contracts were $5,408,495 and $147,858, respectively.
Notes to Schedule of Investments
The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.
(a)	Non-income producing security.
(b)	At September 30, 2021, all or a portion of this security was pledged to cover collateral requirements for futures.
(c)	Sponsored by SSGA Funds Management, Inc., the Fund’s investment adviser and administrator, and an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(d)	Coupon amount represents effective yield.
†	Percentages are based on net assets as of September 30, 2021.
*	Less than 0.05%.
Abbreviations:
REIT - Real Estate Investment Trust

The following table presents the Fund’s investments measured at fair value on a recurring basis at September 30, 2021:
Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$ 562,662,687	$ —	$ —	$ 562,662,687
Short-Term Investments	9,885,922	—	—	9,885,922
Total Investments in Securities	$ 572,548,609	$ —	$ —	$ 572,548,609
Other Financial Instruments
Long Futures Contracts - Unrealized Depreciation	$ (190,033)	$ —	$ —	$ (190,033)
Total Other Financial Instruments	$ (190,033)	$ —	$ —	$ (190,033)
Affiliate Table
	Number of Shares Held at 9/30/20	Value at 9/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Number of Shares Held at 9/30/21	Value at 9/30/21	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	5,363,497	$5,363,497	$84,299,347	$79,776,922	$—	$—	9,885,922	$9,885,922	$3,566
See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Institutional U.S. Equity Fund	9

State Street Institutional Premier Growth Equity Fund
Management Discussion of Fund Performance — September 30, 2021 (Unaudited)
The State Street Institutional Premier Growth Equity Fund (the “Fund”) seeks to provide long-term growth of capital and future income. The Fund’s benchmarks are the S&P 500 Index and the Russell 1000 Growth Index (the “Indices”).
For the 12-month period ended September 30, 2021 (the “Reporting Period”), the total return for the Fund’s Investment Class was 25.85% and for the Fund’s Service Class was 25.58%, and the S&P 500 Index was 30.00% and the Russell 1000 Growth Index was 27.32%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Underperformance in consumer discretionary and IT, offset by positive individual stock selections across a range of industries, were the primary drivers of Fund performance during the Reporting Period relative to the Index.
In consumer discretionary, the two primary drivers of underperformance were a holding in Chinese internet platform company Alibaba, while not holding Tesla, which rose sharply. Alibaba has been impacted by Chinese regulatory actions around anti-trust and financial services. Alibaba has been a dominant market position in China, and while the uncertainty created by the regulators has undermined investor confidence in the short run, we believe that the company is undervalued relative to its long-term sustainable growth potential. Electric vehicle maker Tesla has continued to outperform on strong execution and a highly attractive brand, but our valuation discipline has kept us out of the name as we see it as overvalued even on highly aggressive growth assumptions. Underperformance in consumer discretionary was offset partially by strong returns in Fund holding Amazon.com.
In IT, Fund performance was bifurcated with outperformance from semiconductor positions but underperformance in IT services and software. In IT services, the biggest detractor was Fidelity National Information Services, the leading provider of technology-based solutions for banks, merchants, and capital markets firms. Fidelity National has been hurt by concerns that new COVID-19 waves would undermine the economic recovery and consumer spending. Our view is that the company is cheap relative to its history despite being a solid defensive name with recurring revenue from large bank contracts. In software, the main detractor was Splunk, a company that helps companies capture, organize, and analyze unstructured data. Splunk tends to have larger contracts that can be intermittent and was also hurt by delays in spending by companies amid the COVID-19 downturn. We see Splunk as a strongly growing company with a compelling value proposition and technology lead.
On the positive side, the Fund was helped by diversified stock selection with five different sectors represented in the top five contributors. The biggest contributor was Applied Materials, a semiconductor equipment manufacturer with enormous competitive advantages driven by its proprietary technology. The company’s stock more than doubled during the Reporting Period. Other top contributors included Alphabet (communication services), United Rentals (industrials), First Republic Bank (financials), and Alexion Pharmaceuticals (healthcare).
The Fund used futures in order to efficiently manage cash flows during the Reporting Period. The Fund’s use of futures contributed to Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Alphabet, Applied Materials, and Microsoft. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Alibaba, Vertex Pharmaceuticals, and Splunk.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
10	State Street Institutional Premier Growth Equity Fund

State Street Institutional Premier Growth Equity Fund
Performance Summary — September 30, 2021 (Unaudited)
Investment Profile
A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in a limited number of large and medium-sized companies (meaning companies with market capitalizations of $2 billion or more) that the portfolio manager believes have above-average growth histories and/or growth potential.
Sector Allocation
Portfolio Composition as a % of Fair Value of $94,732 (in thousands) as of September 30, 2021 (a)(b)
Top Ten Largest Holdings
as of September 30, 2021 (as a % of Fair Value) (a)(b)
Microsoft Corp.	9.62%
Apple Inc.	8.88%
Alphabet Inc., Class C	6.15%
Amazon.com Inc.	5.59%
Facebook Inc., Class A	5.48%
Visa Inc., Class A	4.43%
NVIDIA Corp.	3.20%
Lowe's Companies Inc.	2.90%
salesforce.com Inc.	2.88%
QUALCOMM Inc.	2.76%

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund – Class G Shares.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
State Street Institutional Premier Growth Equity Fund	11

State Street Institutional Premier Growth Equity Fund
Performance Summary, continued — September 30, 2021 (Unaudited)
Average Annual Total Return for the years ended September 30, 2021
Investment Class Shares (Inception date: 10/29/99)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional Premier Growth Equity Fund	25.85%	21.35%	19.50%	$59,408
S&P 500® Index	30.00%	16.90%	16.64%	$46,586
Russell 1000® Growth Index	27.32%	22.84%	19.68%	$60,263
Service Class Shares (Inception date: 1/3/01)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional Premier Growth Equity Fund	25.58%	21.04%	19.21%	$57,938
S&P 500® Index	30.00%	16.90%	16.64%	$46,586
Russell 1000® Growth Index	27.32%	22.84%	19.68%	$60,263
Change in Value of a $10,000 Investment
Yearly periods ended September 30
12	State Street Institutional Premier Growth Equity Fund

State Street Institutional Premier Growth Equity Fund
Understanding Your Fund’s Expenses — September 30, 2021 (Unaudited)
As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2021.
Actual Expenses
The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Begining Account Value April 1, 2021	$1,000.00	$1,000.00
Ending Account Value September 30, 2021	$1,106.10	$1,022.80
Expenses Paid During Period*	$ 2.38	$ 2.28
*	Expenses are equal to the Fund's annualized expense ratio of 0.45% for Investment Class shares and 0.70% for Service Class shares (for the period April 1, 2021 - September 30, 2021), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Service Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Begining Account Value April 1, 2021	$1,000.00	$1,000.00
Ending Account Value September 30, 2021	$1,105.10	$1,021.60
Expenses Paid During Period*	$ 3.69	$ 3.55
*	Expenses are equal to the Fund's annualized expense ratio of 0.45% for Investment Class shares and 0.70% for Service Class shares (for the period April 1, 2021 - September 30, 2021), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

State Street Institutional Premier Growth Equity Fund	13

State Street Institutional Premier Growth Equity Fund
Schedule of Investments — September 30, 2021
	Number of Shares	Fair Value
Common Stock - 94.3% †
Apparel Retail - 2.0%
Ross Stores Inc.	17,029	$ 1,853,607
Application Software - 5.5%
Adobe Inc. (a)	1,129	649,988
salesforce.com Inc. (a)	10,053	2,726,575
Splunk Inc. (a)	12,996	1,880,651
		5,257,214
Biotechnology - 2.4%
BioMarin Pharmaceutical Inc. (a)	13,686	1,057,791
Vertex Pharmaceuticals Inc. (a)	6,569	1,191,551
		2,249,342
Cable & Satellite - 1.4%
Charter Communications Inc., Class A (a)	1,852	1,347,441
Data Processing & Outsourced Services - 8.9%
Fidelity National Information Services Inc.	11,044	1,343,834
Mastercard Inc., Class A	4,378	1,522,143
PayPal Holdings Inc. (a)	5,220	1,358,296
Visa Inc., Class A	18,855	4,199,951
		8,424,224
Financial Exchanges & Data - 1.3%
S&P Global Inc.	2,990	1,270,421
Healthcare Equipment - 1.8%
Boston Scientific Corp. (a)	40,084	1,739,245
Home Improvement Retail - 2.9%
Lowe's Companies Inc.	13,563	2,751,390
Industrial Conglomerates - 1.6%
Honeywell International Inc.	7,108	1,508,886
Industrial Gases - 1.0%
Air Products & Chemicals Inc.	3,661	937,619
Industrial Machinery - 1.6%
Parker-Hannifin Corp.	5,564	1,555,806
Interactive Media & Services - 13.8%
Alphabet Inc., Class C (a)	2,185	5,823,702
Alphabet Inc., Class A (a)	785	2,098,713
	Number of Shares	Fair Value
Facebook Inc., Class A (a)	15,305	$ 5,194,364
		13,116,779
Internet & Direct Marketing Retail - 7.3%
Alibaba Group Holding Ltd. ADR (a)(b)	4,568	676,292
Amazon.com Inc. (a)	1,611	5,292,200
Chewy Inc., Class A (a)	13,694	932,698
		6,901,190
Investment Banking & Brokerage - 1.6%
The Charles Schwab Corp.	21,287	1,550,545
Managed Healthcare - 1.7%
UnitedHealth Group Inc.	4,201	1,641,499
Movies & Entertainment - 1.3%
The Walt Disney Co. (a)	7,136	1,207,197
Pharmaceuticals - 1.2%
Elanco Animal Health Inc. (a)	35,888	1,144,468
Regional Banks - 1.1%
First Republic Bank	5,587	1,077,621
Semiconductor Equipment - 2.2%
Applied Materials Inc.	15,875	2,043,589
Semiconductors - 7.0%
Advanced Micro Devices Inc. (a)	10,270	1,056,783
NVIDIA Corp.	14,642	3,033,237
QUALCOMM Inc.	20,255	2,612,490
		6,702,510
Soft Drinks - 1.8%
PepsiCo Inc.	11,149	1,676,921
Specialized REITs - 1.2%
American Tower Corp.	4,326	1,148,164
Systems Software - 12.1%
Microsoft Corp.	32,307	9,107,989
ServiceNow Inc. (a)	3,884	2,416,897
		11,524,886
Technology Hardware, Storage & Peripherals - 8.8%
Apple Inc.	59,447	8,411,750

See Notes to Schedules of Investments and Notes to Financial Statements.
14	State Street Institutional Premier Growth Equity Fund

State Street Institutional Premier Growth Equity Fund
Schedule of Investments, continued — September 30, 2021
	Number of Shares	Fair Value
Trading Companies & Distributors - 1.7%
United Rentals Inc. (a)	4,732	$ 1,660,601
Trucking - 1.1%
Lyft Inc., Class A (a)	19,117	1,024,480
Total Common Stock (Cost $43,394,100)		89,727,395
Exchange Traded & Mutual Funds - 3.3%
The Consumer Discretionary Select Sector SPDR Fund (b)(c)	12,585	2,258,378
The Technology Select Sector SPDR Fund (b)(c)	5,819	868,893
Total Exchange Traded & Mutual Funds (Cost $2,751,098)		3,127,271
Total Investments in Securities (Cost $46,145,198)		92,854,666
	Number of Shares	Fair Value
Short-Term Investments - 2.0%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.03% (b)(c)(d) (Cost $1,877,600)	1,877,600	$ 1,877,600
Total Investments (Cost $48,022,798)		94,732,266
Other Assets and Liabilities, net - 0.4%		382,595
NET ASSETS - 100.0%		$ 95,114,861

Other Information:
The Fund had the following long futures contracts open at September 30, 2021:
Description	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	December 2021	7	$ 1,559,839	$ 1,504,213	$ (55,626)
During the year ended September 30, 2021, average notional values related to long and short futures contracts were $1,664,438 and $25,785, respectively.
Notes to Schedule of Investments
The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.
(a)	Non-income producing security.
(b)	At September 30, 2021, all or a portion of this security was pledged to cover collateral requirements for futures.
(c)	Sponsored by SSGA Funds Management, Inc., the Fund’s investment adviser and administrator, and an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(d)	Coupon amount represents effective yield.
†	Percentages are based on net assets as of September 30, 2021.
Abbreviations:
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust
SPDR - Standard and Poor's Depositary Receipt

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Institutional Premier Growth Equity Fund	15

State Street Institutional Premier Growth Equity Fund
Schedule of Investments, continued — September 30, 2021
The following table presents the Fund’s investments measured at fair value on a recurring basis at September 30, 2021:
Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$ 89,727,395	$ —	$ —	$ 89,727,395
Exchange Traded & Mutual Funds	3,127,271	—	—	3,127,271
Short-Term Investments	1,877,600	—	—	1,877,600
Total Investments in Securities	$ 94,732,266	$ —	$ —	$ 94,732,266
Other Financial Instruments
Long Futures Contracts - Unrealized Depreciation	$ (55,626)	$ —	$ —	$ (55,626)
Total Other Financial Instruments	$ (55,626)	$ —	$ —	$ (55,626)
Affiliate Table
	Number of Shares Held at 9/30/20	Value at 9/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Number of Shares Held at 9/30/21	Value at 9/30/21	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	1,019,025	$1,019,025	$13,106,217	$12,247,642	$ —	$ —	1,877,600	$1,877,600	$ 889
The Consumer Discretionary Select Sector SPDR Fund	6,161	905,544	1,776,742	678,231	225,626	28,697	12,585	2,258,378	10,240
The Technology Select Sector SPDR Fund	1,111	129,653	656,550	27,179	1,033	108,836	5,819	868,893	5,088
TOTAL		$2,054,222	$15,539,509	$12,953,052	$226,659	$137,533		$5,004,871	$16,217
See Notes to Schedules of Investments and Notes to Financial Statements.
16	State Street Institutional Premier Growth Equity Fund

State Street Institutional Small-Cap Equity Fund
Management Discussion of Fund Performance — September 30, 2021 (Unaudited)
The State Street Institutional Small-Cap Equity Fund (the “Fund”) seeks to provide long-term growth of capital. The Fund’s benchmark is the Russell 2000 Index (the “Index”).
For the 12-month period ended September 30, 2021 (the “Reporting Period”), the total return for the Fund’s Investment Class was 46.98% and for the Fund’s Service Class was 46.60%, and the Index was 47.68%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Kennedy, Champlain and Palisade were the primary drivers of Fund performance during the Reporting Period relative to the Index. Kennedy, the dedicated value manager in the portfolio of managers had an outstanding year relative to the Index, outperforming by 19.22%. SouthernSun also had a strong year, outperforming the Index by 1.90% and contributing to the relative performance of the Fund. Champlain’s growth-at-a-reasonable-price portfolio was the largest detractor from performance. Champlain underperformed the Index by -10.33% and detracted from relative performance as some of the tech names in the portfolio struggled over the last year, but have done well for them over the long term. Riverbridge, a new manager addition in the Q3 2021, had a strong relative contribution out of the gate for the smallest manager allocation within the Fund. Riverbridge outperformed the Index in Q3 by 5.03%. Riverbridge is the Fund’s growth manager that seeks growth names with a sustainable competitive advantage. The Funds lower beta was a detractor from performance in a very strong year for the Index.
The Fund used e-mini Russell 2000 Index futures in order to equitize cash in the liquidity sleeve of the Fund to manage daily flows and to maintain market exposure on the cash during the Reporting Period. The Fund’s use of e-mini Russell 2000 Index futures are meant to match the Index and not to speculate in either direction.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Darling Ingredients Inc., Western Alliance Bancorp and Brinks Co. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Emergent Biosolutions Inc., Livongo Health Inc., and CMC Materials.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
State Street Institutional Small-Cap Equity Fund	17

State Street Institutional Small-Cap Equity Fund
Performance Summary — September 30, 2021 (Unaudited)
Investment Profile
A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles, which allows the Fund the potential to benefit from both value and growth cycles in the marketplace.
Sector Allocation
Portfolio Composition as a % of Fair Value of $1,309,626 (in thousands) as of September 30, 2021 (a)(b)
Top Ten Largest Holdings
as of September 30, 2021 (as a % of Fair Value) (a)(b)
Darling Ingredients Inc.	1.31%
MGP Ingredients Inc.	1.27%
Altra Industrial Motion Corp.	1.14%
Ritchie Bros Auctioneers Inc.	1.13%
Thor Industries Inc.	1.12%
Ingevity Corp.	1.11%
Dycom Industries Inc.	1.05%
The Brink's Co.	1.00%
Repligen Corp.	0.98%
John Wiley & Sons Inc., Class A	0.95%

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund – Class G Shares.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
18	State Street Institutional Small-Cap Equity Fund

State Street Institutional Small-Cap Equity Fund
Performance Summary, continued — September 30, 2021 (Unaudited)
Average Annual Total Return for the years ended September 30, 2021
Investment Class Shares (Inception date: 8/3/98)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional Small-Cap Equity Fund	46.98%	13.05%	14.52%	$38,804
Russell 2000® Index	47.68%	13.45%	14.63%	$39,175
Service Class Shares (Inception date: 9/30/05)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional Small-Cap Equity Fund	46.60%	12.76%	14.23%	$37,813
Russell 2000® Index	47.68%	13.45%	14.63%	$39,175
Change in Value of a $10,000 Investment
Yearly periods ended September 30
State Street Institutional Small-Cap Equity Fund	19

State Street Institutional Small-Cap Equity Fund
Understanding Your Fund’s Expenses — September 30, 2021 (Unaudited)
As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2021.
Actual Expenses
The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Begining Account Value April 1, 2021	$1,000.00	$1,000.00
Ending Account Value September 30, 2021	$1,011.40	$1,020.70
Expenses Paid During Period*	$ 4.44	$ 4.46
*	Expenses are equal to the Fund's annualized expense ratio of 0.88% for Investment Class shares and 1.13% for Service Class shares (for the period April 1, 2021 - September 30, 2021), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Service Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Begining Account Value April 1, 2021	$1,000.00	$1,000.00
Ending Account Value September 30, 2021	$1,009.60	$1,019.40
Expenses Paid During Period*	$ 5.69	$ 5.72
*	Expenses are equal to the Fund's annualized expense ratio of 0.88% for Investment Class shares and 1.13% for Service Class shares (for the period April 1, 2021 - September 30, 2021), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

20	State Street Institutional Small-Cap Equity Fund

State Street Institutional Small-Cap Equity Fund
Schedule of Investments — September 30, 2021
	Number of Shares	Fair Value
Common Stock - 96.1% †
Agricultural & Farm Machinery - 0.7%
AGCO Corp.	73,971	$ 9,063,667
Agricultural Products - 1.3%
Darling Ingredients Inc. (a)	237,861	17,102,206
Airlines - 0.1%
Allegiant Travel Co. (a)	7,828	1,530,217
Aluminum - 0.2%
Alcoa Corp. (a)	62,007	3,034,623
Apparel Retail - 0.4%
American Eagle Outfitters Inc.	81,961	2,114,594
The Buckle Inc.	90,653	3,588,952
		5,703,546
Application Software - 6.9%
ACI Worldwide Inc. (a)	161,138	4,951,771
Alarm.com Holdings Inc. (a)	33,004	2,580,583
Altair Engineering Inc., Class A (a)	60,393	4,163,493
Asana Inc., Class A (a)	9,500	986,480
Blackbaud Inc. (a)	129,965	9,143,038
Blackline Inc. (a)	88,721	10,474,401
Cerence Inc. (a)	30,039	2,887,048
Envestnet Inc. (a)	46,500	3,731,160
Medallia Inc. (a)	75,650	2,562,265
Model N Inc. (a)	38,937	1,304,390
New Relic Inc. (a)	128,500	9,222,445
Paylocity Holding Corp. (a)	16,411	4,601,644
Pegasystems Inc.	22,674	2,881,865
PROS Holdings Inc. (a)	23,099	819,553
Q2 Holdings Inc. (a)	70,000	5,609,800
SPS Commerce Inc. (a)	28,632	4,618,628
Sumo Logic Inc. (a)	225,000	3,627,000
The Descartes Systems Group Inc. (a)	21,249	1,726,694
Workiva Inc. (a)	70,145	9,887,639
Yext Inc. (a)	361,500	4,348,845
		90,128,742
Auto Parts & Equipment - 1.3%
Dana Inc.	94,661	2,105,261
Dorman Products Inc. (a)	114,090	10,800,900
Gentex Corp.	51,212	1,688,972
LCI Industries	12,989	1,748,709
		16,343,842
Automobile Manufacturers - 1.1%
Thor Industries Inc.	119,852	14,713,032
	Number of Shares	Fair Value
Automotive Retail - 1.6%
America's Car-Mart Inc. (a)	18,480	$ 2,158,094
Group 1 Automotive Inc.	40,026	7,520,085
Monro Inc.	30,043	1,727,773
Murphy USA Inc.	59,210	9,903,465
		21,309,417
Biotechnology - 1.1%
Avid Bioservices Inc. (a)	123,631	2,666,721
Emergent BioSolutions Inc. (a)	74,191	3,714,743
Halozyme Therapeutics Inc. (a)	38,347	1,559,956
Heron Therapeutics Inc. (a)	344,083	3,678,247
Veracyte Inc. (a)	69,000	3,205,050
		14,824,717
Building Products - 1.1%
American Woodmark Corp. (a)	12,628	825,492
CSW Industrials Inc.	31,285	3,995,095
Gibraltar Industries Inc. (a)	110,560	7,700,504
Insteel Industries Inc.	15,767	599,934
UFP Industries Inc.	27,562	1,873,665
		14,994,690
Commodity Chemicals - 0.6%
Hawkins Inc.	27,953	975,001
Koppers Holdings Inc. (a)	213,678	6,679,574
		7,654,575
Communications Equipment - 0.3%
Extreme Networks Inc. (a)	196,342	1,933,969
Plantronics Inc. (a)	71,059	1,826,927
		3,760,896
Computer & Electronics Retail - 0.1%
Rent-A-Center Inc.	32,486	1,826,038
Construction & Engineering - 1.5%
Dycom Industries Inc. (a)	193,136	13,759,008
IES Holdings Inc. (a)	4,723	215,794
Valmont Industries Inc.	12,923	3,038,456
WillScot Mobile Mini Holdings Corp. (a)	65,296	2,071,189
		19,084,447
Construction Machinery & Heavy Trucks - 1.0%
Alamo Group Inc.	13,673	1,907,794
Astec Industries Inc.	51,432	2,767,556
Meritor Inc. (a)	121,071	2,580,023
The Greenbrier Companies Inc.	58,520	2,515,775

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Institutional Small-Cap Equity Fund	21

State Street Institutional Small-Cap Equity Fund
Schedule of Investments, continued — September 30, 2021
	Number of Shares	Fair Value
The Manitowoc Company Inc. (a)	65,375	$ 1,400,332
Wabash National Corp.	116,886	1,768,485
		12,939,965
Construction Materials - 0.1%
Eagle Materials Inc.	11,644	1,527,227
Consumer Finance - 0.4%
PRA Group Inc. (a)	30,995	1,306,129
PROG Holdings Inc.	87,689	3,683,815
		4,989,944
Data Processing & Outsourced Services - 0.7%
Cass Information Systems Inc.	16,125	674,831
CSG Systems International Inc.	72,343	3,486,933
Maximus Inc.	16,880	1,404,416
Verra Mobility Corp. (a)	230,335	3,471,148
		9,037,328
Distillers & Vintners - 1.3%
MGP Ingredients Inc.	256,108	16,672,631
Distributors - 0.6%
LKQ Corp. (a)	150,748	7,585,639
Diversified Metals & Mining - 0.3%
Compass Minerals International Inc.	47,619	3,066,663
Materion Corp.	13,120	900,557
		3,967,220
Diversified REITs - 0.3%
Alpine Income Property Trust Inc.	72,396	1,329,915
American Assets Trust Inc.	49,397	1,848,436
Essential Properties Realty Trust Inc.	39,032	1,089,773
		4,268,124
Diversified Support Services - 2.0%
Healthcare Services Group Inc.	214,550	5,361,604
IAA Inc. (a)	44,673	2,437,806
Matthews International Corp., Class A	68,506	2,376,473
Ritchie Bros Auctioneers Inc.	240,276	14,815,418
UniFirst Corp.	6,035	1,283,162
		26,274,463
	Number of Shares	Fair Value
Education Services - 0.6%
2U Inc. (a)	48,012	$ 1,611,763
Grand Canyon Education Inc. (a)	35,183	3,094,696
Stride Inc. (a)	100,138	3,598,960
		8,305,419
Electric Utilities - 0.8%
ALLETE Inc.	15,285	909,763
IDACORP Inc.	87,961	9,093,408
		10,003,171
Electrical Components & Equipment - 0.3%
Acuity Brands Inc.	7,052	1,222,605
Regal Beloit Corp.	18,408	2,767,459
		3,990,064
Electronic Components - 1.6%
Belden Inc.	154,650	9,009,909
II-VI Inc. (a)	30,471	1,808,759
Littelfuse Inc.	25,090	6,856,344
Rogers Corp. (a)	17,878	3,333,889
		21,008,901
Electronic Equipment & Instruments - 0.4%
National Instruments Corp.	135,235	5,305,269
Electronic Manufacturing Services - 0.3%
Methode Electronics Inc.	36,146	1,519,939
Plexus Corp. (a)	23,551	2,105,695
		3,625,634
Environmental & Facilities Services - 0.5%
Clean Harbors Inc. (a)	63,914	6,638,747
Food Distributors - 0.3%
Performance Food Group Co. (a)	93,424	4,340,479
Footwear - 0.7%
Deckers Outdoor Corp. (a)	9,306	3,352,021
Wolverine World Wide Inc.	172,500	5,147,400
		8,499,421
Gas Utilities - 0.1%
Spire Inc.	20,238	1,238,161
General Merchandise Stores - 0.1%
Ollie's Bargain Outlet Holdings Inc. (a)	19,282	1,162,319

See Notes to Schedules of Investments and Notes to Financial Statements.
22	State Street Institutional Small-Cap Equity Fund

State Street Institutional Small-Cap Equity Fund
Schedule of Investments, continued — September 30, 2021
	Number of Shares	Fair Value
Health Care REITs - 0.1%
Community Healthcare Trust Inc.	27,796	$ 1,256,101
Healthcare Distributors - 0.7%
AdaptHealth Corp. (a)	138,550	3,226,830
Covetrus Inc. (a)	246,379	4,469,315
PetIQ Inc. (a)	42,062	1,050,288
		8,746,433
Healthcare Equipment - 5.3%
AtriCure Inc. (a)	53,500	3,720,925
Axonics Inc. (a)	14,000	911,260
Cardiovascular Systems Inc. (a)	152,500	5,006,575
CONMED Corp.	65,500	8,569,365
Envista Holdings Corp. (a)	35,700	1,492,617
Glaukos Corp. (a)	19,695	948,708
Globus Medical Inc., Class A (a)	71,500	5,478,330
Heska Corp. (a)	10,472	2,707,431
Hill-Rom Holdings Inc.	53,255	7,988,250
Inogen Inc. (a)	10,199	439,475
Integra LifeSciences Holdings Corp. (a)	128,000	8,765,440
IntriCon Corp. (a)	67,660	1,228,705
LeMaitre Vascular Inc.	24,797	1,316,473
Masimo Corp. (a)	7,500	2,030,325
Outset Medical Inc. (a)	81,500	4,029,360
Penumbra Inc. (a)	19,500	5,196,750
STERIS PLC	25,500	5,209,140
Tactile Systems Technology Inc. (a)	78,000	3,467,100
Vapotherm Inc. (a)	67,000	1,492,090
		69,998,319
Healthcare Facilities - 1.1%
Acadia Healthcare Company Inc. (a)	109,773	7,001,322
Hanger Inc. (a)	120,380	2,643,545
The Ensign Group Inc.	34,502	2,583,855
The Pennat Group Inc. (a)	45,556	1,279,668
U.S. Physical Therapy Inc.	13,410	1,483,146
		14,991,536
Healthcare Services - 0.8%
Addus HomeCare Corp. (a)	21,911	1,747,402
Amedisys Inc. (a)	12,983	1,935,765
AMN Healthcare Services Inc. (a)	27,286	3,131,069
Chemed Corp.	3,499	1,627,455
	Number of Shares	Fair Value
MEDNAX Inc. (a)	91,708	$ 2,607,258
		11,048,949
Healthcare Supplies - 1.1%
Avanos Medical Inc. (a)	93,900	2,929,680
BioLife Solutions Inc. (a)(b)	82,887	3,507,778
ICU Medical Inc. (a)	7,753	1,809,395
Neogen Corp. (a)	38,354	1,665,714
OrthoPediatrics Corp. (a)	18,336	1,201,192
Pulmonx Corp. (a)	81,500	2,932,370
		14,046,129
Healthcare Technology - 1.5%
Certara Inc. (a)	53,301	1,764,263
Health Catalyst Inc. (a)	38,360	1,918,384
Inspire Medical Systems Inc. (a)	29,500	6,869,960
NextGen Healthcare Inc. (a)	116,128	1,637,405
Omnicell Inc. (a)	34,678	5,147,255
Phreesia Inc. (a)	30,987	1,911,898
		19,249,165
Home Building - 0.6%
Cavco Industries Inc. (a)	7,969	1,886,581
Green Brick Partners Inc. (a)	46,417	952,477
Taylor Morrison Home Corp. (a)	134,132	3,457,923
TopBuild Corp. (a)	9,208	1,885,890
		8,182,871
Home Furnishing Retail - 0.3%
The Aaron's Company Inc.	126,411	3,481,359
Home Furnishings - 0.2%
La-Z-Boy Inc.	66,334	2,137,945
Home Improvement Retail - 0.1%
Floor & Decor Holdings Inc., Class A (a)	15,297	1,847,725
Hotel & Resort REITs - 0.3%
RLJ Lodging Trust	222,939	3,312,874
Household Appliances - 0.1%
Helen of Troy Ltd. (a)	4,225	949,273
Household Products - 0.2%
Central Garden & Pet Co., Class A (a)	72,000	3,096,000
Industrial Machinery - 7.5%
Albany International Corp., Class A	23,500	1,806,445

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Institutional Small-Cap Equity Fund	23

State Street Institutional Small-Cap Equity Fund
Schedule of Investments, continued — September 30, 2021
	Number of Shares	Fair Value
Altra Industrial Motion Corp.	270,582	$ 14,976,714
Barnes Group Inc.	230,588	9,622,437
Crane Co.	122,229	11,588,531
Enerpac Tool Group Corp.	331,145	6,864,636
ESCO Technologies Inc.	45,500	3,503,500
Evoqua Water Technologies Corp. (a)	238,500	8,958,060
John Bean Technologies Corp.	76,500	10,752,075
Kadant Inc.	8,044	1,641,780
Kornit Digital Ltd. (a)	26,975	3,904,362
Lydall Inc. (a)	45,297	2,812,491
Mueller Industries Inc.	126,531	5,200,424
Proto Labs Inc. (a)	7,556	503,230
Standex International Corp.	29,500	2,917,845
The Timken Co.	167,113	10,932,532
Woodward Inc.	22,304	2,524,813
		98,509,875
Industrial REITs - 0.7%
EastGroup Properties Inc.	45,477	7,577,832
Innovative Industrial Properties Inc.	4,175	965,135
		8,542,967
Insurance Brokers - 0.4%
BRP Group Inc., Class A (a)	105,435	3,509,931
Goosehead Insurance Inc., Class A	13,608	2,072,362
		5,582,293
Interactive Media & Services - 0.1%
Vimeo Inc. (a)	39,361	1,156,033
Internet & Direct Marketing Retail - 0.6%
Fiverr International Ltd. (a)	13,307	2,430,922
Overstock.com Inc. (a)	17,639	1,374,431
Porch Group Inc. (a)	83,169	1,470,428
Revolve Group Inc. (a)	49,131	3,034,822
		8,310,603
Internet Services & Infrastructure - 0.1%
Switch Inc., Class A	38,704	982,695
Investment Banking & Brokerage - 1.0%
Piper Sandler Cos.	23,223	3,215,457
Raymond James Financial Inc.	71,273	6,577,072
Stifel Financial Corp.	46,544	3,163,130
		12,955,659
IT Consulting & Other Services - 1.0%
Globant S.A. (a)	16,030	4,504,590
	Number of Shares	Fair Value
Grid Dynamics Holdings Inc. (a)	67,529	$ 1,973,198
Unisys Corp. (a)	240,942	6,057,282
		12,535,070
Leisure Products - 1.6%
Malibu Boats Inc., Class A (a)	134,054	9,381,099
Polaris Inc.	91,387	10,935,368
		20,316,467
Life & Health Insurance - 0.3%
American Equity Investment Life Holding Co.	62,780	1,856,404
Trupanion Inc. (a)	31,498	2,446,450
		4,302,854
Life Sciences Tools & Services - 3.2%
Bruker Corp.	93,488	7,301,413
ICON PLC (a)	32,951	8,633,821
Medpace Holdings Inc. (a)	10,389	1,966,430
Repligen Corp. (a)	44,565	12,878,839
Syneos Health Inc. (a)	121,258	10,607,650
		41,388,153
Marine - 0.1%
Kirby Corp. (a)	30,635	1,469,255
Metal & Glass Containers - 0.4%
TriMas Corp. (a)	151,500	4,902,540
Multi-Line Insurance - 0.2%
Horace Mann Educators Corp.	78,583	3,126,818
Office REITs - 0.7%
Corporate Office Properties Trust	51,004	1,376,088
Cousins Properties Inc.	143,070	5,335,080
Easterly Government Properties Inc.	122,475	2,530,334
		9,241,502
Office Services & Supplies - 0.9%
HNI Corp.	35,523	1,304,405
MSA Safety Inc.	73,805	10,753,388
		12,057,793
Oil & Gas Drilling - 0.2%
Helmerich & Payne Inc.	76,392	2,093,905
Oil & Gas Equipment & Services - 0.3%
ChampionX Corp. (a)	69,274	1,548,967

See Notes to Schedules of Investments and Notes to Financial Statements.
24	State Street Institutional Small-Cap Equity Fund

State Street Institutional Small-Cap Equity Fund
Schedule of Investments, continued — September 30, 2021
	Number of Shares	Fair Value
Oil States International Inc. (a)	447,142	$ 2,857,237
		4,406,204
Oil & Gas Exploration & Production - 1.0%
Cimarex Energy Co.	14,693	1,281,230
Denbury Inc. (a)	27,846	1,956,181
Northern Oil & Gas Inc.	137,509	2,942,692
PDC Energy Inc.	132,795	6,293,155
Southwestern Energy Co. (a)	218,679	1,211,482
		13,684,740
Packaged Foods & Meats - 3.6%
Calavo Growers Inc.	12,705	485,839
Freshpet Inc. (a)	18,478	2,636,626
Hostess Brands Inc. (a)	482,000	8,372,340
J&J Snack Foods Corp.	26,500	4,049,730
John B Sanfilippo & Son Inc.	8,954	731,721
Lancaster Colony Corp.	47,000	7,934,070
Sanderson Farms Inc.	59,971	11,286,542
The Simply Good Foods Co. (a)	224,900	7,756,801
Utz Brands Inc.	189,390	3,244,251
		46,497,920
Paper Packaging - 0.1%
UFP Technologies Inc. (a)	17,705	1,090,451
Personal Products - 0.4%
elf Beauty Inc. (a)	153,000	4,444,650
The Honest Company Inc. (a)	86,500	897,870
		5,342,520
Pharmaceuticals - 0.2%
Prestige Consumer Healthcare Inc. (a)	47,500	2,665,225
Property & Casualty Insurance - 1.8%
AMERISAFE Inc.	45,999	2,583,304
Argo Group International Holdings Ltd.	122,355	6,389,378
James River Group Holdings Ltd.	85,200	3,214,596
Palomar Holdings Inc. (a)	36,500	2,950,295
RLI Corp.	39,539	3,964,576
Selective Insurance Group Inc.	66,500	5,022,745
		24,124,894
Publishing - 0.9%
John Wiley & Sons Inc., Class A	237,448	12,397,160
	Number of Shares	Fair Value
Regional Banks - 7.7%
1st Source Corp.	44,042	$ 2,080,544
Atlantic Union Bankshares Corp.	39,524	1,456,459
Bank OZK	54,908	2,359,946
BankUnited Inc.	25,256	1,056,206
Banner Corp.	18,046	996,320
Bryn Mawr Bank Corp.	44,500	2,044,775
Cadence BanCorp	119,521	2,624,681
Community Bank System Inc.	43,000	2,942,060
Cullen/Frost Bankers Inc.	37,150	4,406,733
CVB Financial Corp.	117,000	2,383,290
Enterprise Financial Services Corp.	42,247	1,912,944
Equity Bancshares Inc., Class A	39,524	1,319,311
FB Financial Corp.	22,731	974,705
First Interstate BancSystem Inc., Class A	28,506	1,147,652
Fulton Financial Corp.	223,734	3,418,656
German American Bancorp Inc.	61,000	2,356,430
Great Western Bancorp Inc.	65,108	2,131,636
Independent Bank Corp.	134,930	10,274,919
Investors Bancorp Inc.	62,714	947,609
Lakeland Financial Corp.	6,193	441,189
National Bank Holdings Corp., Class A	38,775	1,569,612
Origin Bancorp Inc.	56,908	2,410,054
PacWest Bancorp	69,110	3,132,065
Peapack-Gladstone Financial Corp.	17,679	589,771
Pinnacle Financial Partners Inc.	22,206	2,089,140
Prosperity Bancshares Inc.	124,132	8,829,509
Renasant Corp.	156,157	5,629,460
Sandy Spring Bancorp Inc.	40,836	1,871,106
Stock Yards Bancorp Inc.	40,000	2,346,000
Texas Capital Bancshares Inc. (a)	34,734	2,084,735
UMB Financial Corp.	61,500	5,947,665
United Community Banks Inc.	48,872	1,603,979
Washington Trust Bancorp Inc.	33,000	1,748,340
Westamerica BanCorp	67,807	3,814,822
Western Alliance Bancorp	61,375	6,678,827
Wintrust Financial Corp.	40,642	3,266,398
		100,887,548
Research & Consulting Services - 0.4%
Exponent Inc.	19,894	2,251,006
Resources Connection Inc.	192,116	3,031,591
		5,282,597

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Institutional Small-Cap Equity Fund	25

State Street Institutional Small-Cap Equity Fund
Schedule of Investments, continued — September 30, 2021
	Number of Shares	Fair Value
Residential REITs - 0.2%
NexPoint Residential Trust Inc.	43,624	$ 2,699,453
Restaurants - 1.2%
Brinker International Inc. (a)	28,284	1,387,330
Cracker Barrel Old Country Store Inc.	11,941	1,669,830
Shake Shack Inc., Class A (a)	25,500	2,000,730
Texas Roadhouse Inc.	41,543	3,794,122
The Cheesecake Factory Inc. (a)	54,533	2,563,051
Wingstop Inc.	29,000	4,753,970
		16,169,033
Retail REITs - 0.3%
Kite Realty Group Trust	101,350	2,063,486
Retail Opportunity Investments Corp.	59,461	1,035,810
The Macerich Co.	56,646	946,555
		4,045,851
Security & Alarm Services - 1.0%
The Brink's Co.	207,255	13,119,242
Semiconductor Equipment - 1.7%
Brooks Automation Inc.	58,842	6,022,478
CMC Materials Inc.	71,277	8,783,465
Ichor Holdings Ltd. (a)	44,280	1,819,465
Onto Innovation Inc. (a)	72,311	5,224,470
		21,849,878
Semiconductors - 1.0%
Diodes Inc. (a)	20,566	1,863,074
MaxLinear Inc. (a)	28,569	1,407,023
Power Integrations Inc.	23,202	2,296,766
Semtech Corp. (a)	87,822	6,847,481
SMART Global Holdings Inc. (a)	23,493	1,045,439
		13,459,783
Soft Drinks - 0.3%
Primo Water Corp.	260,595	4,096,553
Specialized Consumer Services - 0.9%
OneSpaWorld Holdings Ltd. (a)	169,105	1,685,977
Terminix Global Holdings Inc. (a)	235,932	9,831,286
		11,517,263
Specialized REITs - 0.4%
CoreSite Realty Corp.	22,971	3,182,402
	Number of Shares	Fair Value
PotlatchDeltic Corp.	35,195	$ 1,815,358
		4,997,760
Specialty Chemicals - 3.9%
Avient Corp.	165,356	7,664,251
Chase Corp.	14,000	1,430,100
Clariant AG	—	—
Danimer Scientific Inc. (a)	81,389	1,329,896
HB Fuller Co.	16,531	1,067,241
Ingevity Corp. (a)	203,928	14,554,341
Innospec Inc.	37,000	3,116,140
Minerals Technologies Inc.	15,022	1,049,136
Quaker Chemical Corp.	20,069	4,770,803
Sensient Technologies Corp.	60,000	5,464,800
Stepan Co.	98,574	11,132,948
		51,579,656
Specialty Stores - 0.8%
Dick's Sporting Goods Inc.	14,621	1,751,157
Five Below Inc. (a)	18,247	3,226,252
National Vision Holdings Inc. (a)	47,061	2,671,653
Sally Beauty Holdings Inc. (a)	199,500	3,361,575
		11,010,637
Steel - 0.4%
Carpenter Technology Corp.	35,293	1,155,493
Commercial Metals Co.	103,616	3,156,143
Steel Dynamics Inc.	24,216	1,416,152
		5,727,788
Systems Software - 1.4%
Ping Identity Holding Corp. (a)	138,722	3,408,399
Qualys Inc. (a)	21,030	2,340,429
Sailpoint Technologies Holdings Inc. (a)	134,000	5,745,920
Tenable Holdings Inc. (a)	139,500	6,436,530
		17,931,278
Technology Hardware, Storage & Peripherals - 0.7%
Pure Storage Inc., Class A (a)	389,080	9,789,253
Thrifts & Mortgage Finance - 1.1%
Flagstar Bancorp Inc.	21,548	1,094,207
HomeStreet Inc.	41,623	1,712,787
Kearny Financial Corp.	39,849	495,323
Meta Financial Group Inc.	30,254	1,587,730
Premier Financial Corp.	51,222	1,630,909
Washington Federal Inc.	38,835	1,332,429
WSFS Financial Corp.	115,453	5,923,893
		13,777,278

See Notes to Schedules of Investments and Notes to Financial Statements.
26	State Street Institutional Small-Cap Equity Fund

State Street Institutional Small-Cap Equity Fund
Schedule of Investments, continued — September 30, 2021
	Number of Shares	Fair Value
Trading Companies & Distributors - 1.6%
Applied Industrial Technologies Inc.	100,588	$ 9,065,997
Boise Cascade Co.	9,807	529,382
McGrath RentCorp.	18,335	1,319,203
Transcat Inc. (a)	14,000	902,720
Univar Solutions Inc. (a)	378,061	9,005,413
		20,822,715
Trucking - 0.7%
Marten Transport Ltd.	92,631	1,453,380
Saia Inc. (a)	30,152	7,177,081
		8,630,461
Total Common Stock (Cost $870,996,384)		1,259,877,083
	Number of Shares	Fair Value
Short-Term Investments - 3.8%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.03% (b)(c)(d) (Cost $49,748,651)	49,748,651	$ 49,748,651
Total Investments (Cost $920,745,035)		1,309,625,734
Other Assets and Liabilities, net - 0.1%		862,416
NET ASSETS - 100.0%		$ 1,310,488,150

Other Information:
The Fund had the following long futures contracts open at September 30, 2021:
Description	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-mini Russell 2000 Index Futures	December 2021	141	$ 15,665,263	$ 15,515,640	$ (149,623)
During the year ended September 30, 2021, average notional value related to long futures contracts was $19,369,778.
Notes to Schedule of Investments
The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.
(a)	Non-income producing security.
(b)	At September 30, 2021, all or a portion of this security was pledged to cover collateral requirements for futures.
(c)	Coupon amount represents effective yield.
(d)	Sponsored by SSGA Funds Management, Inc., the Fund's investment adviser and administrator of State Street Bank & Trust Co., the Fund's sub-administrator, custodian and accounting agent.
†	Percentages are based on net assets as of September 30, 2021.
Abbreviations:
REIT - Real Estate Investment Trust

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Institutional Small-Cap Equity Fund	27

State Street Institutional Small-Cap Equity Fund
Schedule of Investments, continued — September 30, 2021
The following table presents the Fund’s investments measured at fair value on a recurring basis at September 30, 2021:
Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$ 1,259,877,083	$ —	$ —	$ 1,259,877,083
Short-Term Investments	49,748,651	—	—	49,748,651
Total Investments in Securities	$ 1,309,625,734	$ —	$ —	$ 1,309,625,734
Other Financial Instruments
Long Futures Contracts - Unrealized Depreciation	$ (149,623)	$ —	$ —	$ (149,623)
Total Other Financial Instruments	$ (149,623)	$ —	$ —	$ (149,623)
Affiliate Table
	Number of Shares Held at 9/30/20	Value at 9/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Number of Shares Held at 9/30/21	Value at 9/30/21	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	29,664,602	$29,664,602	$394,401,189	$374,317,140	$—	$—	49,748,651	$49,748,651	$21,519
See Notes to Schedules of Investments and Notes to Financial Statements.
28	State Street Institutional Small-Cap Equity Fund

State Street Institutional International Equity Fund
Management Discussion of Fund Performance — September 30, 2021 (Unaudited)
The State Street Institutional International Equity Fund (the “Fund”) seeks to provide long-term capital of growth. The Fund’s benchmark is the MSCI EAFE Index (the “Index”).
For the 12-month period ended September 30, 2021 (the “Reporting Period”), the total return for the Fund’s Investment Class was 24.53% and for the Fund’s Service Class was 24.17%, and the Index was 25.73%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Underperformance in consumer discretionary and IT, offset by exposure to quality cyclicals were the primary drivers of Fund performance during the Reporting Period relative to the Index.
In consumer discretionary, the biggest detractor from performance was Chinese internet platform Alibaba, which has been impacted by Chinese regulatory actions around anti-trust and financial services. We continue to see strong long-term fundamentals in Alibaba’s strong market position in China, but the uncertainty created by the regulators has undermined our confidence in the company’s prospects and so we exited the name during the Reporting Period. Another detractor in consumer discretionary was Adidas, which was also related to China as concerns about China’s continued recovery as well more general concerns around supply chain undermined a positive consumption story for Adidas.
Within IT, the Fund benefitted from an overweight to the sector as it was among the strongest sectors in the market during the Reporting Period, but stock selection detracted overall. The Fund did benefit from several outperformers in technology including ASML and Murata, but others including SAP and Worldline lagged. Software provider SAP is in a multi-year transition to a more cloud-based model, which has created some volatility, but will ultimately result in higher profitability and consistent revenue in our view.
On the positive side, the Fund was helped significantly from exposure to high quality cyclicals from a range of sectors during the Reporting Period, as these companies benefitted from the economic reopening from the COVID-19-driven shutdown of early 2020. These included Ashtead (equipment rentals), ASML (semiconductors), ING and BNP (banks), Equinor (energy), and Recruit (HR platforms).
The Fund used futures in order to efficiently manage cash flows during the Reporting Period. The Fund’s use of futures contributed modestly to Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were ASML, Ashtead, and ING Groep. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were SAP, Worldline, and Kao Corp.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
State Street Institutional International Equity Fund	29

State Street Institutional International Equity Fund
Performance Summary — September 30, 2021 (Unaudited)
Investment Profile
A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily (meaning at least 65% of its total assets) in companies located in both developed and emerging market countries outside the United States.
Regional Allocation
Portfolio Composition as a % of Fair Value of $113,076 (in thousands) as of September 30, 2021 (a)(b)
Top Ten Largest Holdings
as of September 30, 2021 (as a % of Fair Value) (a)(b)
ASML Holding N.V.	3.60%
Nestle S.A.	3.49%
Schneider Electric SE	3.31%
Recruit Holdings Company Ltd.	2.97%
Hoya Corp.	2.88%
LVMH Moet Hennessy Louis Vuitton SE	2.86%
AstraZeneca PLC	2.83%
Roche Holding AG	2.81%
AIA Group Ltd.	2.72%
Novartis AG	2.67%

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund – Class G Shares.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
30	State Street Institutional International Equity Fund

State Street Institutional International Equity Fund
Performance Summary, continued — September 30, 2021 (Unaudited)
Average Annual Total Return for the years ended September 30, 2021
Investment Class Shares (Inception date: 11/25/97)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional International Equity Fund	24.53%	10.19%	8.73%	$23,091
MSCI EAFE Index	25.73%	8.81%	8.10%	$21,785
Service Class Shares (Inception date: 1/3/01)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional International Equity Fund	24.17%	9.92%	8.46%	$22,520
MSCI EAFE Index	25.73%	8.81%	8.10%	$21,785
Change in Value of a $10,000 Investment
Yearly periods ended September 30
State Street Institutional International Equity Fund	31

State Street Institutional International Equity Fund
Understanding Your Fund’s Expenses — September 30, 2021 (Unaudited)
As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2021.
Actual Expenses
The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Begining Account Value April 1, 2021	$1,000.00	$1,000.00
Ending Account Value September 30, 2021	$1,062.90	$1,022.30
Expenses Paid During Period*	$ 2.84	$ 2.79
*	Expenses are equal to the Fund's annualized expense ratio of 0.55% for Investment Class shares and 0.80% for Service Class shares (for the period April 1, 2021 - September 30, 2021), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Service Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Begining Account Value April 1, 2021	$1,000.00	$1,000.00
Ending Account Value September 30, 2021	$1,061.20	$1,021.10
Expenses Paid During Period*	$ 4.13	$ 4.05
*	Expenses are equal to the Fund's annualized expense ratio of 0.55% for Investment Class shares and 0.80% for Service Class shares (for the period April 1, 2021 - September 30, 2021), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

32	State Street Institutional International Equity Fund

State Street Institutional International Equity Fund
Schedule of Investments — September 30, 2021
	Number of Shares	Fair Value
Common Stock - 98.0% †
Australia - 1.6%
BHP Group PLC	71,260	$ 1,796,615
Brazil - 0.5%
Itau Unibanco Holding S.A. ADR (a)	102,462	539,975
Canada - 1.2%
Brookfield Asset Management Inc., Class A	25,742	1,379,097
France - 16.4%
Air Liquide S.A.	17,745	2,843,513
AXA S.A.	72,370	2,006,647
BNP Paribas S.A.	37,409	2,394,693
Cie de Saint-Gobain	21,457	1,444,740
Dassault Systemes SE	30,605	1,611,438
LVMH Moet Hennessy Louis Vuitton SE	4,513	3,234,172
Safran S.A.	17,698	2,239,613
Vivendi SE	60,523	762,376
Worldline S.A. (b)(c)	28,720	2,190,345
		18,727,537
Germany - 6.8%
adidas AG (a)	4,462	1,402,939
HeidelbergCement AG	22,087	1,648,618
Infineon Technologies AG	63,265	2,588,763
SAP SE	15,627	2,114,320
		7,754,640
Hong Kong - 2.7%
AIA Group Ltd.	267,802	3,080,901
Ireland - 1.4%
Kerry Group PLC, Class A	12,135	1,631,408
Japan - 26.2%
Daikin Industries Ltd.	13,500	2,936,130
Disco Corp.	6,100	1,704,246
FANUC Corp.	4,449	973,048
Fast Retailing Company Ltd.	2,300	1,692,029
Hoya Corp.	20,954	3,261,012
Kao Corp.	24,900	1,478,169
Komatsu Ltd.	76,400	1,825,067
Mitsubishi UFJ Financial Group Inc.	429,374	2,531,801
Murata Manufacturing Company Ltd.	26,537	2,341,372
Nidec Corp.	8,058	886,085
Recruit Holdings Company Ltd.	55,100	3,359,581
Secom Company Ltd.	14,600	1,053,339
	Number of Shares	Fair Value
Shimadzu Corp.	43,443	$ 1,903,062
Shiseido Company Ltd.	31,338	2,100,923
Tokio Marine Holdings Inc.	34,649	1,852,698
		29,898,562
Netherlands - 9.1%
ASML Holding N.V.	5,443	4,068,344
ING Groep N.V.	169,545	2,466,207
Koninklijke DSM N.V.	11,168	2,234,488
Universal Music Group N.V. (c)	60,523	1,621,358
		10,390,397
Norway - 1.8%
Equinor ASA	79,921	2,035,366
Portugal - 1.0%
Galp Energia SGPS S.A.	103,070	1,171,274
Spain - 3.9%
Cellnex Telecom S.A. (b)	30,095	1,859,029
Industria de Diseno Textil S.A.	70,160	2,582,927
		4,441,956
Sweden - 2.1%
Assa Abloy AB, Class B	84,988	2,466,862
Switzerland - 8.9%
Nestle S.A.	32,790	3,947,056
Novartis AG	36,851	3,018,836
Roche Holding AG	8,713	3,176,913
		10,142,805
Taiwan - 1.3%
Taiwan Semiconductor Manufacturing Company Ltd.	74,548	1,541,808
United Kingdom - 9.8%
Ashtead Group PLC	32,676	2,471,830
AstraZeneca PLC	26,553	3,202,364
London Stock Exchange Group PLC	21,536	2,159,605
Prudential PLC	97,416	1,891,730
Vodafone Group PLC	941,909	1,434,307
		11,159,836
United States - 3.3%
Schneider Electric SE	22,461	3,742,904
Total Common Stock (Cost $82,460,060)		111,901,943

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Institutional International Equity Fund	33

State Street Institutional International Equity Fund
Schedule of Investments, continued — September 30, 2021
	Number of Shares	Fair Value
Short-Term Investments - 1.0%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.03% (d)(e) (Cost $1,174,331)	1,174,331	$ 1,174,330
Total Investments (Cost $83,634,391)		113,076,273
Other Assets and Liabilities, net - 1.0%		1,127,683
NET ASSETS - 100.0%		$ 114,203,956

Other Information:
The Fund had the following long futures contracts open at September 30, 2021:
Description	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
MSCI EAFE Mini Index Futures	December 2021	4	$ 474,112	$ 453,400	$ (20,712)
During the year ended September 30, 2021, average notional value related to long futures contracts was $613,240.
Notes to Schedule of Investments
The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.
(a)	At September 30, 2021, all or a portion of this security was pledged to cover collateral requirements for futures.
(b)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, these securities amounted to $4,049,374 or 3.55% of the net assets of the State Street Institutional International Equity Fund. These securities have been determined to be liquid using procedures established by the Fund's Board of Trustees.
(c)	Non-income producing security.
(d)	Sponsored by SSGA Funds Management, Inc., the Fund’s investment adviser and administrator, and an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(e)	Coupon amount represents effective yield.
†	Percentages are based on net assets as of September 30, 2021.
Abbreviations:
ADR - American Depositary Receipt

See Notes to Schedules of Investments and Notes to Financial Statements.
34	State Street Institutional International Equity Fund

State Street Institutional International Equity Fund
Schedule of Investments, continued — September 30, 2021
The following table presents the Fund’s investments measured at fair value on a recurring basis at September 30, 2021:
Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$ 7,030,867	$ 104,871,076	$ —	$ 111,901,943
Short-Term Investments	1,174,330	—	—	1,174,330
Total Investments in Securities	$ 8,205,197	$ 104,871,076	$ —	$ 113,076,273
Other Financial Instruments
Long Futures Contracts - Unrealized Depreciation	$ (20,712)	$ —	$ —	$ (20,712)
Total Other Financial Instruments	$ (20,712)	$ —	$ —	$ (20,712)
The Fund was invested in the following sectors at September 30, 2021:
Sector	Percentage (based on Fair Value)
Pharmaceuticals	8.31%
Diversified Banks	7.02%
Building Products	6.06%
Semiconductor Equipment	5.11%
Packaged Foods & Meats	4.93%
Life & Health Insurance	4.39%
Apparel, Accessories & Luxury Goods	4.10%
Electrical Components & Equipment	4.09%
Apparel Retail	3.79%
Semiconductors	3.65%
Application Software	3.30%
Personal Products	3.17%
Human Resource & Employment Services	2.97%
Healthcare Supplies	2.88%
Integrated Oil & Gas	2.84%
Industrial Gases	2.51%
Trading Companies & Distributors	2.19%
Electronic Components	2.07%
Aerospace & Defense	1.98%
Specialty Chemicals	1.98%
Data Processing & Outsourced Services	1.94%
Financial Exchanges & Data	1.91%
Multi-Line Insurance	1.77%
Electronic Equipment & Instruments	1.68%
Property & Casualty Insurance	1.64%
Integrated Telecommunication Services	1.64%
Construction Machinery & Heavy Trucks	1.61%
Diversified Metals & Mining	1.59%
Construction Materials	1.46%
Movies & Entertainment	1.43%
Wireless Telecommunication Services	1.27%
Asset Management & Custody Banks	1.22%
Security & Alarm Services	0.93%
Industrial Machinery	0.86%
Broadcasting	0.67%
98.96%
See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Institutional International Equity Fund	35

State Street Institutional International Equity Fund
Schedule of Investments, continued — September 30, 2021
Sector	Percentage (based on Fair Value)
Short-Term Investments
Short-Term Investments	1.04%
100.00%
Affiliate Table
	Number of Shares Held at 9/30/20	Value at 9/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Number of Shares Held at 9/30/21	Value at 9/30/21	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	1,143,904	$1,143,904	$12,856,421	$12,825,995	$—	$—	1,174,331	$1,174,330	$488
See Notes to Schedules of Investments and Notes to Financial Statements.
36	State Street Institutional International Equity Fund

State Street Active Core Bond Fund
Management Discussion of Fund Performance — September 30, 2021 (Unaudited)
The State Street Active Core Bond Fund (the “Fund”) seeks to provide maximum income consistent with prudent investment management and the preservation of capital by investing primarily in debt securities. The Fund’s benchmark is the Bloomberg U.S. Aggregate Bond Index (the “Index”).
For the 12-month period ended September 30, 2021 (the “Reporting Period”), the total return for the Fund’s Investment Class was 0.27% and for the Fund’s Service Class was 0.06%, and the Index was -0.90%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Asset allocation and security selection, which each had a positive impact, were the primary drivers of Fund performance during the Reporting Period relative to the Index.
Our view in the fourth quarter of 2020 was that the economic recovery from COVID-19 would continue due to emergency economic U.S. fiscal and monetary stimulus, which was expected to persist throughout the Reporting Period. During the fourth quarter, the announcement of several effective COVID-19 vaccines improved the outlook. Finally, a U.S. Democratic government elected during the Reporting Period additionally boosted the economic outlook, as investors saw the potential for large-scale government infrastructure spending. As a function of our positive outlook and the perception that credit spreads were on the cheap side of long-term fair value, the Fund maintained an over-weight allocation to credit sectors, with an emphasis on investment-grade rated credit. Credit performance versus duration-equivalent treasuries was positive over the Reporting Period, with investment-grade-credit and high-yield out-performing risk-free assets during the Reporting Period. The Fund’s asset allocation over-weight to investment-grade credit and high yield, generated positive excess returns to the Index.
Security selection in the commercial mortgage-backed securities, agency mortgage-backed securities, and investment-grade credit allocations generated positive excess returns as our bottom-up fundamental underwriting assisted our portfolio construction process to select higher value securities.
The Fund used treasury futures and index credit default swaps in order to actively manage duration and credit spread duration during the Reporting Period. The Fund’s use of treasury futures and index credit default swaps contributed to Fund performance relative to the Index.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
State Street Active Core Bond Fund	37

State Street Active Core Bond Fund
Performance Summary — September 30, 2021 (Unaudited)
Investment Profile
A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in bonds and other debt securities. The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments.
Sector Allocation
Portfolio Composition as a % of Fair Value of $162,815 (in thousands) as of September 30, 2021 (a)(b)
Quality Ratings
as of September 30, 2021 as a % of Fair Value (a)(b)*
Moody’s / S&P / Rating	Percentage of Fair Value
Aaa / AAA	17.72%
Aa / AA	48.70%
A / A	6.53%
Baa / BBB	23.73%
Ba / BB and lower	2.53%
NR / Other	0.79%
100.00%

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund – Class G Shares.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
*	Moody’s Investors Services, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) are nationally recognized statistical rating organizations. The quality ratings represent the lower of Moody’s or S&P credit ratings. When a rating from only one of the rating agencies is available, that rating is used. Securities not rated by Moody’s or S&P are categorized as not rated. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standard of quality. In formulating investment decisions for the Fund, SSGA Funds Management, Inc. (“SSGA FM”) develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
38	State Street Active Core Bond Fund

State Street Active Core Bond Fund
Performance Summary, continued — September 30, 2021 (Unaudited)
Average Annual Total Return for the years ended September 30, 2021
Investment Class Shares (Inception date: 11/21/97)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Active Core Bond Fund	0.27%	3.23%	3.49%	$14,094
Bloomberg U.S. Aggregate Bond Index	(0.90)%	2.94%	3.01%	$13,455
Service Class Shares (Inception date: 9/30/05)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Active Core Bond Fund	0.06%	2.99%	3.24%	$13,760
Bloomberg U.S. Aggregate Bond Index	(0.90)%	2.94%	3.01%	$13,455
Change in Value of a $10,000 Investment
Yearly periods ended September 30
State Street Active Core Bond Fund	39

State Street Active Core Bond Fund
Understanding Your Fund’s Expenses — September 30, 2021 (Unaudited)
As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2021.
Actual Expenses
The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Begining Account Value April 1, 2021	$1,000.00	$1,000.00
Ending Account Value September 30, 2021	$1,020.90	$1,023.70
Expenses Paid During Period*	$ 1.37	$ 1.37
*	Expenses are equal to the Fund's annualized expense ratio of 0.27% for Investment Class shares and 0.52% for Service Class shares (for the period April 1, 2021 - September 30, 2021), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Service Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Begining Account Value April 1, 2021	$1,000.00	$1,000.00
Ending Account Value September 30, 2021	$1,019.40	$1,022.50
Expenses Paid During Period*	$ 2.63	$ 2.64
*	Expenses are equal to the Fund's annualized expense ratio of 0.27% for Investment Class shares and 0.52% for Service Class shares (for the period April 1, 2021 - September 30, 2021), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

40	State Street Active Core Bond Fund

State Street Active Core Bond Fund
Schedule of Investments — September 30, 2021
	Principal Amount	Fair Value
Bonds and Notes - 96.8% †
U.S. Treasuries - 26.2%
U.S. Treasury Bonds
1.13%, 05/15/40 (a)	$ 2,757,000	$ 2,383,513
1.25%, 05/15/50 (a)	649,900	531,801
2.25%, 08/15/46 (a)	883,600	912,731
3.00%, 08/15/48 (a)	1,978,400	2,358,006
U.S. Treasury Notes
0.13%, 07/15/23 - 12/15/23 (a)	3,983,900	3,966,815
0.25%, 07/31/25 (a)	4,051,100	3,974,192
0.75%, 04/30/26 - 01/31/28 (a)	14,768,000	14,421,868
1.38%, 01/31/22 (a)	4,964,000	4,985,524
1.63%, 05/15/31 (a)	3,996,000	4,043,453
2.63%, 02/15/29 (a)	1,022,300	1,114,946
		38,692,849
Agency Mortgage Backed - 26.3%
Federal Home Loan Mortgage Corp.
3.00%, 04/01/43 - 10/01/49 (a)	2,857,094	3,030,733
4.50%, 06/01/33 - 02/01/35 (a)	5,561	6,190
5.00%, 07/01/35 (a)	49,180	55,970
5.50%, 01/01/38 - 04/01/39 (a)	111,851	129,087
6.00%, 02/01/29 - 11/01/37 (a)	140,498	161,593
6.50%, 10/01/33 (a)	694	812
7.00%, 12/01/29 - 08/01/36 (a)	36,896	43,176
7.50%, 01/01/30 - 09/01/33 (a)	1,627	1,813
8.00%, 11/01/30 (a)	8,051	9,077
8.50%, 04/01/30 (a)	8,821	11,046
Federal National Mortgage Assoc.
2.50%, 02/01/51 - 03/01/51 (a)	6,122,694	6,346,037
3.00%, 03/01/50 (a)	656,330	686,159
3.50%, 08/01/45 - 01/01/48 (a)	3,042,809	3,272,516
4.00%, 01/01/41 - 01/01/50 (a)	2,087,718	2,276,974
4.50%, 07/01/33 - 12/01/48 (a)	1,084,991	1,203,483
5.00%, 03/01/34 - 05/01/39 (a)	133,906	152,345
5.50%, 12/01/32 - 04/01/38 (a)	215,767	246,273
6.00%, 02/01/29 - 07/01/35 (a)	265,903	305,102
	Principal Amount	Fair Value
6.50%, 10/01/28 - 08/01/36 (a)	$ 28,393	$ 31,592
7.00%, 10/01/32 - 02/01/34 (a)	5,697	6,331
7.50%, 12/01/23 - 03/01/33 (a)	20,085	22,885
8.00%, 07/01/25 - 10/01/31 (a)	4,558	5,015
9.00%, 12/01/22 (a)	57	58
Federal National Mortgage Assoc. 1.25% + COF 11
5.50%, 10/01/24 (a)(b)	3,054	3,150
Federal National Mortgage Assoc. 1.60% + 12 month USD LIBOR
1.85%, 04/01/37 (a)(b)	1,960	2,007
Federal National Mortgage Assoc. TBA
2.00%, 10/01/36 - 10/01/51 (c)	4,898,558	4,942,965
3.00%, 10/01/51 (c)	6,571,615	6,875,618
Government National Mortgage Assoc.
3.00%, 12/20/42 - 05/20/45 (a)	3,297,282	3,493,952
3.50%, 08/20/48 (a)	547,949	580,047
4.00%, 01/20/41 - 04/20/43 (a)	905,448	996,960
4.50%, 08/15/33 - 05/20/40 (a)	152,592	171,069
5.00%, 08/15/33 (a)	12,628	14,029
6.00%, 04/15/27 - 04/15/35 (a)	103,391	118,775
6.50%, 02/15/24 - 09/15/36 (a)	41,279	45,989
7.00%, 10/15/27 - 10/15/36 (a)	21,558	24,701
7.50%, 01/15/23 - 03/15/28 (a)	1,216	1,247
8.00%, 05/15/30 - 09/15/30 (a)	106	111
Government National Mortgage Assoc. TBA
2.50%, 10/01/51 (c)	1,833,000	1,891,821
3.00%, 10/01/51 (c)	1,533,328	1,601,929
		38,768,637
Agency Collateralized Mortgage Obligations - 0.4%
Federal Home Loan Mortgage Corp.
0.08%, 09/25/43 (b)(d)	475,665	2,024
2.51%, 07/25/29 (a)	290,000	309,177
Federal Home Loan Mortgage Corp. REMIC
3.50%, 11/15/30 (d)	55,450	1,416

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Active Core Bond Fund	41

State Street Active Core Bond Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
5.50%, 06/15/33 (d)	$ 15,008	$ 2,364
7.50%, 07/15/27 (d)	1,442	211
Federal Home Loan Mortgage Corp. REMIC 6.60% - 1 month USD LIBOR
6.50%, 08/15/25 (b)(d)**	1,817	—
Federal Home Loan Mortgage Corp. STRIPS
0.00%, 08/01/27 (e)	343	327
8.00%, 02/01/23 - 07/01/24 (d)	642	49
Federal National Mortgage Assoc. REMIC
1.10%, 12/25/42 (b)(d)	87,445	2,796
5.00%, 02/25/40 - 09/25/40 (d)	54,614	5,933
Federal National Mortgage Assoc. REMIC 6.00% - 1 month USD LIBOR
5.91%, 07/25/38 (b)(d)	26,872	3,547
Federal National Mortgage Assoc. REMIC 6.55% - 1 month USD LIBOR
6.46%, 11/25/41 (b)(d)	1,112,281	218,683
Federal National Mortgage Assoc. STRIPS
0.01%, 12/25/34 (e)	6,565	5,902
4.50%, 08/25/35 - 01/25/36 (d)	42,324	5,593
5.00%, 03/25/38 - 05/25/38 (d)	26,170	4,811
5.50%, 12/25/33 (d)	6,864	1,350
6.00%, 01/25/35 (d)	30,243	4,783
7.50%, 11/25/23 (d)	2,083	108
8.00%, 08/25/23 - 07/25/24 (d)	1,192	95
8.50%, 07/25/22 (d)**	3	—
		569,169
Asset Backed - 0.7%
CarMax Auto Owner Trust 2018-3
3.13%, 06/15/23 (a)	21,468	21,597
Chase Funding Trust 2004-1
4.99%, 11/25/33 (a)(f)	93,025	93,025
Enterprise Fleet Financing 2019-1 LLC
3.07%, 10/20/24 (a)(g)	473,000	478,912
Ford Credit Auto Owner Trust 2020-B
0.56%, 10/15/24 (a)	264,000	264,730
Santander Retail Auto Lease Trust 2019-B
2.30%, 01/20/23 (a)(g)	265,634	266,815
		1,125,079
	Principal Amount	Fair Value
Corporate Notes - 35.4%
3M Co.
3.13%, 09/19/46 (a)	$ 38,000	$ 39,252
7-Eleven Inc.
0.95%, 02/10/26 (a)(g)	195,000	191,073
Abbott Laboratories
3.75%, 11/30/26 (a)	223,000	250,077
4.90%, 11/30/46 (a)	34,000	46,026
AbbVie Inc.
2.60%, 11/21/24 (a)	65,000	68,326
2.95%, 11/21/26 (a)	99,000	106,078
3.20%, 05/14/26 - 11/21/29 (a)	97,000	104,532
3.25%, 10/01/22 (a)	29,000	29,631
3.45%, 03/15/22 (a)	87,000	87,781
4.05%, 11/21/39 (a)	26,000	29,866
4.25%, 11/21/49 (a)	65,000	76,959
4.63%, 10/01/42 (a)	2,000	2,414
4.70%, 05/14/45 (a)	5,000	6,172
4.88%, 11/14/48 (a)	5,000	6,408
Advance Auto Parts Inc.
3.90%, 04/15/30 (a)	114,000	126,102
AEP Texas Inc.
3.45%, 05/15/51 (a)	91,000	94,579
Aetna Inc.
3.50%, 11/15/24 (a)	29,000	31,183
Aircastle Ltd.
4.25%, 06/15/26 (a)	53,000	57,903
Alcon Finance Corp.
2.60%, 05/27/30 (a)(g)	201,000	205,637
Alexandria Real Estate Equities Inc.
1.88%, 02/01/33 (a)	29,000	27,350
4.70%, 07/01/30 (a)	36,000	42,702
Ally Financial Inc.
5.75%, 11/20/25 (a)	12,000	13,718
Altria Group Inc.
3.40%, 05/06/30 - 02/04/41 (a)	40,000	38,928
4.00%, 02/04/61 (a)	18,000	17,318
4.45%, 05/06/50 (a)	19,000	20,029
4.50%, 05/02/43 (a)	9,000	9,652
Amazon.com Inc.
1.50%, 06/03/30 (a)	24,000	23,330
2.50%, 06/03/50 (a)	44,000	41,296
2.70%, 06/03/60 (a)	23,000	21,639
2.88%, 05/12/41 (a)	53,000	54,550
3.15%, 08/22/27 (a)	24,000	26,386
3.25%, 05/12/61 (a)	39,000	41,414
4.05%, 08/22/47 (a)	8,000	9,700
4.25%, 08/22/57 (a)	4,000	5,081
Ameren Corp.
2.50%, 09/15/24 (a)	75,000	78,370

See Notes to Schedules of Investments and Notes to Financial Statements.
42	State Street Active Core Bond Fund

State Street Active Core Bond Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
American Electric Power Company Inc.
2.30%, 03/01/30 (a)	$ 23,000	$ 22,911
3.25%, 03/01/50 (a)	23,000	22,997
American International Group Inc.
4.25%, 03/15/29 (a)	75,000	85,856
4.50%, 07/16/44 (a)	96,000	117,215
American International Group Inc. (5.75% fixed rate until 04/01/28; 2.87% + 3 month USD LIBOR thereafter)
5.75%, 04/01/48 (a)(b)	36,000	41,324
American Tower Corp.
1.50%, 01/31/28 (a)	92,000	89,227
2.90%, 01/15/30 (a)	103,000	107,203
3.70%, 10/15/49 (a)	24,000	25,930
3.80%, 08/15/29 (a)	24,000	26,576
4.70%, 03/15/22 (a)	200,000	203,492
American Water Capital Corp.
2.95%, 09/01/27 (a)	56,000	60,235
Amgen Inc.
2.00%, 01/15/32 (a)	180,000	173,547
2.45%, 02/21/30 (a)	114,000	116,500
3.00%, 01/15/52 (a)	60,000	57,941
3.15%, 02/21/40 (a)	50,000	50,968
3.38%, 02/21/50 (a)	14,000	14,483
4.56%, 06/15/48 (a)	18,000	22,242
4.66%, 06/15/51 (a)	5,000	6,312
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
3.65%, 02/01/26 (a)	239,000	262,257
4.70%, 02/01/36 (a)	12,000	14,506
4.90%, 02/01/46 (a)	20,000	24,837
Anheuser-Busch InBev Worldwide Inc.
3.50%, 06/01/30 (a)	70,000	76,695
4.00%, 04/13/28 (a)	31,000	34,984
4.35%, 06/01/40 (a)	65,000	75,769
4.38%, 04/15/38 (a)	36,000	42,027
4.50%, 06/01/50 (a)	80,000	95,717
4.60%, 04/15/48 (a)	17,000	20,351
4.75%, 04/15/58 (a)	10,000	12,274
5.55%, 01/23/49 (a)	12,000	16,247
Anthem Inc.
2.88%, 09/15/29 (a)	16,000	16,847
3.30%, 01/15/23 (a)	27,000	28,007
3.60%, 03/15/51 (a)	22,000	24,027
3.70%, 09/15/49 (a)	16,000	17,596
Aon Corp./Aon Global Holdings PLC
2.90%, 08/23/51 (a)	60,000	57,901
	Principal Amount	Fair Value
Apollo Management Holdings LP
2.65%, 06/05/30 (a)(g)	$ 35,000	$ 35,344
Apollo Management Holdings LP (4.95% fixed rate until 12/17/24; 3.27% + 5 year CMT Rate thereafter)
4.95%, 01/14/50 (a)(b)(g)	50,000	52,133
Apple Inc.
2.20%, 09/11/29 (a)	57,000	58,675
2.65%, 02/08/51 (a)	60,000	57,733
2.80%, 02/08/61 (a)	44,000	42,311
2.95%, 09/11/49 (a)	14,000	14,225
3.35%, 02/09/27 (a)	10,000	11,021
3.45%, 02/09/45 (a)	27,000	29,834
3.85%, 08/04/46 (a)	31,000	36,189
Applied Materials Inc.
4.35%, 04/01/47 (a)	73,000	90,955
Aptiv PLC
4.40%, 10/01/46 (a)	17,000	20,076
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (a)	9,000	9,576
Ares Capital Corp.
2.88%, 06/15/28 (a)	132,000	134,001
3.25%, 07/15/25 (a)	202,000	212,209
Arthur J Gallagher & Co.
3.50%, 05/20/51 (a)	68,000	72,304
Ascension Health
4.85%, 11/15/53 (a)	16,000	22,743
Ashtead Capital Inc.
1.50%, 08/12/26 (a)(g)	200,000	197,734
Astrazeneca Finance LLC
1.75%, 05/28/28 (a)	87,000	87,515
AstraZeneca PLC
3.00%, 05/28/51 (a)	41,000	42,259
4.00%, 01/17/29 (a)	10,000	11,421
4.38%, 08/17/48 (a)	4,000	5,065
AT&T Inc.
1.70%, 03/25/26 (a)	229,000	231,966
2.30%, 06/01/27 (a)	47,000	48,682
2.75%, 06/01/31 (a)	205,000	210,531
3.30%, 02/01/52 (a)	121,000	116,527
3.85%, 06/01/60 (a)	63,000	65,196
4.35%, 03/01/29 (a)	62,000	71,094
4.50%, 05/15/35 (a)	64,000	74,874
4.55%, 03/09/49 (a)	24,000	27,929
4.75%, 05/15/46 (a)	33,000	39,418
4.80%, 06/15/44 (a)	18,000	21,441
4.85%, 03/01/39 (a)	28,000	33,553
5.25%, 03/01/37 (a)	21,000	26,000
5.35%, 12/15/43 (a)	14,000	17,367
Athene Holding Ltd.
6.15%, 04/03/30 (a)	49,000	61,739

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Active Core Bond Fund	43

State Street Active Core Bond Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
Avangrid Inc.
3.15%, 12/01/24 (a)	$ 45,000	$ 47,949
Bain Capital Specialty Finance Inc.
2.95%, 03/10/26 (a)	87,000	88,690
Bank of America Corp.
3.25%, 10/21/27 (a)	4,000	4,318
4.18%, 11/25/27 (a)	118,000	131,469
Bank of America Corp. (2.09% fixed rate until 06/14/28; 1.06% + SOFR thereafter)
2.09%, 06/14/29 (a)(b)	132,000	131,886
Bank of America Corp. (2.59% fixed rate until 04/29/30; 2.15% + SOFR thereafter)
2.59%, 04/29/31 (a)(b)	290,000	295,812
Bank of America Corp. (3.12% fixed rate until 01/20/22; 1.16% + 3 month USD LIBOR thereafter)
3.12%, 01/20/23 (a)(b)	31,000	31,256
Bank of America Corp. (3.37% fixed rate until 01/23/25; 0.81% + 3 month USD LIBOR thereafter)
3.37%, 01/23/26 (a)(b)	17,000	18,165
Bank of America Corp. (3.56% fixed rate until 04/23/26; 1.06% + 3 month USD LIBOR thereafter)
3.56%, 04/23/27 (a)(b)	109,000	118,566
Bank of America Corp. (3.71% fixed rate until 04/24/27; 1.51% + 3 month USD LIBOR thereafter)
3.71%, 04/24/28 (a)(b)	66,000	72,525
Bank of America Corp. (3.95% fixed rate until 01/23/48; 1.19% + 3 month USD LIBOR thereafter)
3.95%, 01/23/49 (a)(b)	45,000	52,254
Bank of America Corp. (4.24% fixed rate until 04/24/37; 1.81% + 3 month USD LIBOR thereafter)
4.24%, 04/24/38 (a)(b)	85,000	99,322
Bank of America Corp. (4.27% fixed rate until 07/23/28; 1.31% + 3 month USD LIBOR thereafter)
4.27%, 07/23/29 (a)(b)	72,000	81,642
Bank of America Corp. (4.30% fixed rate until 01/28/25; 2.66% + 3 month USD LIBOR thereafter)
4.30%, 12/31/99 (a)(b)	59,000	60,316
	Principal Amount	Fair Value
Barclays PLC
4.84%, 05/09/28 (a)	$ 200,000	$ 226,320
Barclays PLC (2.65% fixed rate until 06/24/30; 1.90% + 1 year CMT Rate thereafter)
2.65%, 06/24/31 (a)(b)	633,000	637,804
Barclays PLC (2.85% fixed rate until 05/07/25; 2.71% + SOFR thereafter)
2.85%, 05/07/26 (a)(b)	200,000	209,894
Barrick North America Finance LLC
5.70%, 05/30/41 (a)	3,000	4,058
BAT Capital Corp.
2.73%, 03/25/31 (a)	55,000	54,207
4.39%, 08/15/37 (a)	27,000	28,833
4.54%, 08/15/47 (a)	14,000	14,586
4.70%, 04/02/27 (a)	31,000	35,003
4.91%, 04/02/30 (a)	33,000	37,828
BAT International Finance PLC
1.67%, 03/25/26 (a)	32,000	32,016
Baylor Scott & White Holdings
2.84%, 11/15/50 (a)	9,000	8,912
Becton Dickinson & Co.
3.70%, 06/06/27 (a)	24,000	26,534
3.73%, 12/15/24	2,000	2,162
4.67%, 06/06/47 (a)	3,000	3,736
Berkshire Hathaway Energy Co.
3.25%, 04/15/28 (a)	14,000	15,262
3.70%, 07/15/30 (a)	74,000	83,304
3.80%, 07/15/48 (a)	35,000	39,505
4.25%, 10/15/50 (a)	30,000	36,310
6.13%, 04/01/36 (a)	58,000	80,291
Berkshire Hathaway Finance Corp.
1.45%, 10/15/30 (a)	38,000	36,581
2.85%, 10/15/50 (a)	25,000	24,554
Berry Global Inc.
4.88%, 07/15/26 (a)(g)	101,000	106,013
Biogen Inc.
2.25%, 05/01/30 (a)	18,000	17,880
3.15%, 05/01/50 (a)	12,000	11,524
Block Financial LLC
2.50%, 07/15/28 (a)	55,000	55,683
3.88%, 08/15/30 (a)	14,000	15,228
BNP Paribas S.A. (2.82% fixed rate until 11/19/24; 1.11% + 3 month USD LIBOR thereafter)
2.82%, 11/19/25 (a)(b)(g)	204,000	213,668
Boardwalk Pipelines LP
4.80%, 05/03/29 (a)	21,000	24,026

See Notes to Schedules of Investments and Notes to Financial Statements.
44	State Street Active Core Bond Fund

State Street Active Core Bond Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
Boston Scientific Corp.
4.70%, 03/01/49 (a)	$ 7,000	$ 8,922
BP Capital Markets America Inc.
3.00%, 02/24/50 (a)	40,000	38,517
3.02%, 01/16/27 (a)	51,000	54,801
3.38%, 02/08/61 (a)	82,000	81,582
BP Capital Markets PLC (4.38% fixed rate until 06/22/25; 4.04% + 5 year CMT Rate thereafter)
4.38%, 12/31/99 (a)(b)	66,000	70,385
BP Capital Markets PLC (4.88% fixed rate until 03/22/30; 4.40% + 5 year CMT Rate thereafter)
4.88%, 12/31/99 (a)(b)	48,000	52,704
Bristol-Myers Squibb Co.
1.45%, 11/13/30 (a)	32,000	30,661
2.35%, 11/13/40 (a)	59,000	56,025
3.20%, 06/15/26 (a)	21,000	22,896
3.40%, 07/26/29 (a)	38,000	42,113
3.45%, 11/15/27 (a)	10,000	11,100
4.13%, 06/15/39 (a)	17,000	20,307
4.25%, 10/26/49 (a)	17,000	21,093
4.35%, 11/15/47 (a)	2,000	2,490
4.55%, 02/20/48 (a)	42,000	53,886
5.00%, 08/15/45 (a)	19,000	25,534
Brixmor Operating Partnership LP
2.25%, 04/01/28 (a)	78,000	78,704
Broadcom Inc.
3.14%, 11/15/35 (g)	18,000	17,943
3.19%, 11/15/36 (g)	2,000	1,997
3.42%, 04/15/33 (a)(g)	32,000	33,162
3.47%, 04/15/34 (a)(g)	3,000	3,102
4.15%, 11/15/30 (a)	46,000	51,012
4.30%, 11/15/32 (a)	34,000	38,057
Brown-Forman Corp.
4.00%, 04/15/38 (a)	4,000	4,666
Brunswick Corp.
2.40%, 08/18/31 (a)	185,000	178,336
Bunge Limited Finance Corp.
3.75%, 09/25/27 (a)	8,000	8,834
Burlington Northern Santa Fe LLC
4.15%, 12/15/48 (a)	56,000	68,057
4.55%, 09/01/44 (a)	28,000	35,254
Cameron LNG LLC
3.30%, 01/15/35 (a)(g)	15,000	16,005
Canadian Natural Resources Ltd.
3.85%, 06/01/27 (a)	38,000	41,605
4.95%, 06/01/47 (a)	3,000	3,715
	Principal Amount	Fair Value
Canadian Pacific Railway Co.
2.90%, 02/01/25 (a)	$ 13,000	$ 13,732
Capital One Financial Corp.
3.75%, 07/28/26 (a)	603,000	661,931
Cardinal Health Inc.
3.08%, 06/15/24 (a)	12,000	12,676
Carlisle Cos. Inc.
2.20%, 03/01/32	152,000	147,653
Carrier Global Corp.
2.72%, 02/15/30 (a)	33,000	34,120
3.58%, 04/05/50 (a)	33,000	35,032
Caterpillar Inc.
3.25%, 09/19/49 - 04/09/50 (a)	81,000	87,946
Cenovus Energy Inc.
2.65%, 01/15/32	40,000	39,281
3.75%, 02/15/52	45,000	43,884
Centene Corp.
3.38%, 02/15/30 (a)	63,000	65,208
4.25%, 12/15/27 (a)	164,000	171,636
CenterPoint Energy Inc.
2.65%, 06/01/31 (a)	59,000	60,278
Charter Communications Operating LLC/Charter Communications Operating Capital
3.50%, 06/01/41 (a)	53,000	52,164
3.70%, 04/01/51 (a)	79,000	76,484
4.80%, 03/01/50 (a)	76,000	85,609
4.91%, 07/23/25 (a)	63,000	70,818
5.05%, 03/30/29 (a)	36,000	42,043
5.75%, 04/01/48 (a)	12,000	15,178
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25 (a)	81,000	91,487
7.00%, 06/30/24 (a)	176,000	198,857
Chevron Corp.
2.24%, 05/11/30 (a)	13,000	13,329
2.98%, 05/11/40 (a)	23,000	23,742
3.08%, 05/11/50 (a)	10,000	10,356
Chevron USA Inc.
3.85%, 01/15/28 (a)	31,000	35,010
3.90%, 11/15/24 (a)	16,000	17,473
4.20%, 10/15/49 (a)	4,000	4,865
5.05%, 11/15/44 (a)	2,000	2,669
Choice Hotels International Inc.
3.70%, 01/15/31 (a)	33,000	35,345
Chubb INA Holdings Inc.
4.35%, 11/03/45 (a)	43,000	54,060
Cigna Corp.
2.40%, 03/15/30 (a)	29,000	29,488
3.25%, 04/15/25 (a)	24,000	25,657

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Active Core Bond Fund	45

State Street Active Core Bond Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
3.40%, 03/01/27 - 03/15/51 (a)	$ 39,000	$ 40,880
3.75%, 07/15/23 (a)	26,000	27,480
3.88%, 10/15/47 (a)	2,000	2,211
4.13%, 11/15/25 (a)	31,000	34,435
4.38%, 10/15/28 (a)	10,000	11,557
4.80%, 08/15/38 (a)	8,000	9,791
4.90%, 12/15/48 (a)	2,000	2,553
Cisco Systems Inc.
5.90%, 02/15/39 (a)	11,000	15,900
Citigroup Inc.
4.13%, 07/25/28 (a)	177,000	197,682
4.65%, 07/23/48 (a)	83,000	107,248
Citigroup Inc. (0.98% fixed rate until 05/01/24; 0.67% + SOFR thereafter)
0.98%, 05/01/25 (a)(b)	56,000	56,214
Citigroup Inc. (1.68% fixed rate until 05/15/23; 1.67% + SOFR thereafter)
1.68%, 05/15/24 (a)(b)	220,000	224,310
Citigroup Inc. (2.56% fixed rate until 05/01/31; 1.17% + SOFR thereafter)
2.56%, 05/01/32 (a)(b)	59,000	59,676
Citigroup Inc. (2.88% fixed rate until 07/24/22; 0.95% + 3 month USD LIBOR thereafter)
2.88%, 07/24/23 (a)(b)	65,000	66,267
Citigroup Inc. (2.98% fixed rate until 11/05/29; 1.42% + SOFR thereafter)
2.98%, 11/05/30 (a)(b)	367,000	386,014
Citigroup Inc. (3.88% fixed rate until 01/24/38; 1.17% + 3 month USD LIBOR thereafter)
3.88%, 01/24/39 (a)(b)	28,000	32,016
Citigroup Inc. (4.70% fixed rate until 01/30/25; 3.23% + SOFR thereafter)
4.70%, 12/31/99 (a)(b)	22,000	22,560
CMS Energy Corp.
4.88%, 03/01/44 (a)	39,000	49,963
CNA Financial Corp.
3.45%, 08/15/27 (a)	27,000	29,645
3.90%, 05/01/29 (a)	63,000	70,304
CNH Industrial Capital LLC
1.95%, 07/02/23 (a)	70,000	71,574
CNOOC Finance 2014 ULC
4.25%, 04/30/24 (a)	233,000	251,589
CNOOC Petroleum North America ULC
6.40%, 05/15/37 (a)	69,000	91,876
	Principal Amount	Fair Value
Comcast Corp.
2.65%, 08/15/62 (a)	$ 20,000	$ 17,697
2.80%, 01/15/51 (a)	44,000	41,584
2.94%, 11/01/56 (a)(g)	52,000	49,353
2.99%, 11/01/63 (a)(g)	5,000	4,687
3.10%, 04/01/25 (a)	35,000	37,444
3.20%, 07/15/36 (a)	20,000	21,292
3.25%, 11/01/39 (a)	46,000	48,644
3.45%, 02/01/50 (a)	40,000	42,502
3.97%, 11/01/47 (a)	26,000	29,641
4.15%, 10/15/28 (a)	10,000	11,508
CommonSpirit Health
4.35%, 11/01/42 (a)	129,000	147,733
Conagra Brands Inc.
5.30%, 11/01/38 (a)	10,000	12,710
5.40%, 11/01/48 (a)	8,000	10,712
ConocoPhillips
3.75%, 10/01/27 (a)(g)	8,000	8,924
4.30%, 08/15/28 (a)(g)	43,000	49,485
4.88%, 10/01/47 (a)(g)	7,000	9,080
ConocoPhillips Co.
4.30%, 11/15/44 (a)	20,000	23,994
Consolidated Edison Company of New York Inc.
2.90%, 12/01/26 (a)	22,000	23,278
3.35%, 04/01/30 (a)	14,000	15,319
3.88%, 06/15/47 (a)	47,000	52,325
3.95%, 04/01/50 (a)	40,000	45,737
Constellation Brands Inc.
3.15%, 08/01/29 (a)	210,000	224,771
3.70%, 12/06/26 (a)	42,000	46,397
4.50%, 05/09/47 (a)	17,000	20,285
Continental Resources Inc.
3.80%, 06/01/24 (a)	290,000	304,807
4.50%, 04/15/23 (a)	122,000	126,320
Corning Inc.
4.38%, 11/15/57 (a)	18,000	21,663
Corporate Nacional del Cobre de Chile
3.15%, 01/15/51 (a)(g)	85,000	78,307
Corporate Office Properties LP
2.00%, 01/15/29 (a)	65,000	63,660
2.25%, 03/15/26 (a)	50,000	51,192
2.75%, 04/15/31 (a)	33,000	33,358
Crown Castle International Corp.
3.30%, 07/01/30 (a)	251,000	267,591
4.15%, 07/01/50 (a)	33,000	37,464
5.20%, 02/15/49 (a)	32,000	41,436
CSX Corp.
4.50%, 03/15/49 - 08/01/54 (a)	62,000	77,664

See Notes to Schedules of Investments and Notes to Financial Statements.
46	State Street Active Core Bond Fund

State Street Active Core Bond Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
CubeSmart LP
4.38%, 02/15/29 (a)	$ 86,000	$ 97,988
CVS Health Corp.
3.00%, 08/15/26 (a)	17,000	18,249
3.25%, 08/15/29 (a)	19,000	20,431
3.63%, 04/01/27 (a)	29,000	31,991
3.75%, 04/01/30 (a)	23,000	25,559
3.88%, 07/20/25 (a)	13,000	14,236
4.25%, 04/01/50 (a)	19,000	22,479
4.30%, 03/25/28 (a)	3,000	3,421
4.78%, 03/25/38 (a)	9,000	11,016
5.00%, 12/01/24 (a)	28,000	31,280
5.13%, 07/20/45 (a)	20,000	25,761
5.30%, 12/05/43 (a)	32,000	42,037
Dell International LLC/EMC Corp.
4.00%, 07/15/24 (a)	34,000	36,784
5.45%, 06/15/23 (a)	269,000	288,715
6.02%, 06/15/26 (a)	9,000	10,734
8.35%, 07/15/46 (a)	25,000	40,825
Devon Energy Corp.
5.00%, 06/15/45 (a)	10,000	11,734
DH Europe Finance II Sarl
2.60%, 11/15/29 (a)	26,000	27,110
3.25%, 11/15/39 (a)	15,000	16,022
3.40%, 11/15/49 (a)	7,000	7,571
Diamondback Energy Inc.
2.88%, 12/01/24 (a)	50,000	52,456
3.13%, 03/24/31 (a)	53,000	54,955
3.25%, 12/01/26 (a)	26,000	27,791
3.50%, 12/01/29 (a)	24,000	25,675
4.40%, 03/24/51 (a)	25,000	28,347
Digital Realty Trust LP
3.60%, 07/01/29 (a)	33,000	36,171
Discovery Communications LLC
2.95%, 03/20/23 (a)	65,000	67,236
3.95%, 03/20/28 (a)	40,000	44,324
4.95%, 05/15/42 (a)	3,000	3,544
5.00%, 09/20/37 (a)	5,000	6,007
Dollar General Corp.
3.50%, 04/03/30 (a)	52,000	57,210
4.13%, 04/03/50 (a)	28,000	32,679
Dollar Tree Inc.
4.00%, 05/15/25 (a)	51,000	55,757
Dominion Energy Inc.
3.07%, 08/15/24 (a)(f)	26,000	27,498
3.38%, 04/01/30 (a)	86,000	93,209
Dover Corp.
2.95%, 11/04/29 (a)	29,000	30,835
DTE Energy Co.
2.85%, 10/01/26 (a)	22,000	23,305
	Principal Amount	Fair Value
Duke Energy Carolinas LLC
3.95%, 03/15/48 (a)	$ 12,000	$ 13,854
Duke Energy Corp.
2.55%, 06/15/31 (a)	87,000	88,367
3.30%, 06/15/41 (a)	79,000	80,759
3.50%, 06/15/51 (a)	79,000	81,523
3.75%, 09/01/46 (a)	114,000	121,710
Duke Energy Corp. (4.88% fixed rate until 09/16/24; 3.39% + 5 year CMT Rate thereafter)
4.88%, 12/31/99 (a)(b)	75,000	80,101
Duke Energy Progress LLC
4.15%, 12/01/44 (a)	16,000	18,934
Duke Realty LP
3.05%, 03/01/50 (a)	14,000	13,766
DuPont de Nemours Inc.
5.42%, 11/15/48 (a)	5,000	6,858
Duquesne Light Holdings Inc.
3.62%, 08/01/27 (a)(g)	16,000	17,293
Eastman Chemical Co.
4.65%, 10/15/44 (a)	32,000	38,347
Eaton Corp.
3.10%, 09/15/27 (a)	37,000	40,089
Ecolab Inc.
1.30%, 01/30/31 (a)	27,000	25,392
Edison International
4.95%, 04/15/25 (a)	75,000	82,706
5.75%, 06/15/27 (a)	6,000	6,910
EI du Pont de Nemours & Co.
2.30%, 07/15/30 (a)	60,000	61,031
Electronic Arts Inc.
1.85%, 02/15/31 (a)	47,000	45,448
Emera US Finance LP
2.64%, 06/15/31 (a)(g)	87,000	87,418
Emerson Electric Co.
1.80%, 10/15/27 (a)	24,000	24,415
2.75%, 10/15/50 (a)	17,000	16,522
Empower Finance 2020 LP
1.36%, 09/17/27 (a)(g)	56,000	54,987
1.78%, 03/17/31 (a)(g)	166,000	159,460
Enbridge Energy Partners LP
5.50%, 09/15/40 (a)	2,000	2,560
Enbridge Inc.
1.60%, 10/04/26	165,000	165,691
Enbridge Inc. (5.75% fixed rate until 04/15/30; 5.31% + 5 year CMT Rate thereafter)
5.75%, 07/15/80 (a)(b)	81,000	91,490
Energy Transfer LP
4.25%, 03/15/23 (a)	52,000	54,191
4.50%, 04/15/24 (a)	8,000	8,656
4.95%, 06/15/28 (a)	9,000	10,337

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Active Core Bond Fund	47

State Street Active Core Bond Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
5.30%, 04/01/44 - 04/15/47 (a)	$ 46,000	$ 53,666
5.35%, 05/15/45 (a)	53,000	61,855
6.13%, 12/15/45 (a)	4,000	5,091
6.50%, 02/01/42 (a)	19,000	24,738
Energy Transfer LP (6.75% fixed rate until 05/15/25; 5.13% + 5 year CMT Rate thereafter)
6.75%, 12/31/99 (a)(b)	123,000	126,263
Energy Transfer LP/Regency Energy Finance Corp.
4.50%, 11/01/23 (a)	18,000	19,169
Enstar Group Ltd.
3.10%, 09/01/31 (a)	55,000	54,172
Enterprise Products Operating LLC
4.25%, 02/15/48 (a)	31,000	35,122
Enterprise Products Operating LLC (5.25% fixed rate until 08/16/27; 3.03% + 3 month USD LIBOR thereafter)
5.25%, 08/16/77 (a)(b)	9,000	9,408
EOG Resources Inc.
4.15%, 01/15/26 (a)	4,000	4,464
4.38%, 04/15/30 (a)	74,000	86,395
4.95%, 04/15/50 (a)	14,000	18,517
5.10%, 01/15/36 (a)	7,000	8,583
Equinix Inc.
1.25%, 07/15/25 (a)	60,000	59,813
2.15%, 07/15/30 (a)	47,000	45,975
Equinor ASA
3.25%, 11/18/49 (a)	20,000	21,080
ERP Operating LP
4.50%, 07/01/44 (a)	27,000	33,816
Everest Reinsurance Holdings Inc.
3.13%, 10/15/52	151,000	147,495
Eversource Energy
3.45%, 01/15/50 (a)	28,000	29,352
Exelon Corp.
3.50%, 06/01/22 (a)	30,000	30,525
4.05%, 04/15/30 (a)	49,000	55,468
4.45%, 04/15/46 (a)	36,000	43,509
4.70%, 04/15/50 (a)	33,000	41,658
Exxon Mobil Corp.
2.61%, 10/15/30 (a)	99,000	103,691
3.45%, 04/15/51 (a)	52,000	55,615
FedEx Corp.
4.10%, 02/01/45 (a)	77,000	86,315
Fidelity National Financial Inc.
3.20%, 09/17/51	95,000	90,631
	Principal Amount	Fair Value
Fidelity National Information Services Inc.
1.15%, 03/01/26 (a)	$ 48,000	$ 47,590
1.65%, 03/01/28 (a)	44,000	43,424
3.10%, 03/01/41 (a)	10,000	10,121
FirstEnergy Transmission LLC
4.55%, 04/01/49 (a)(g)	80,000	93,537
Fiserv Inc.
3.50%, 07/01/29 (a)	180,000	196,031
4.40%, 07/01/49 (a)	8,000	9,560
Florida Power & Light Co.
2.85%, 04/01/25 (a)	80,000	84,909
4.13%, 02/01/42 (a)	54,000	65,101
Flowers Foods Inc.
2.40%, 03/15/31 (a)	47,000	46,873
Flowserve Corp.
2.80%, 01/15/32	95,000	94,059
Fox Corp.
3.50%, 04/08/30 (a)	32,000	34,860
GA Global Funding Trust
1.63%, 01/15/26 (a)(g)	70,000	70,463
General Dynamics Corp.
4.25%, 04/01/50 (a)	82,000	103,613
General Mills Inc.
3.00%, 02/01/51 (a)(g)	16,000	15,978
General Motors Co.
5.20%, 04/01/45 (a)	2,000	2,430
5.40%, 10/02/23 - 04/01/48 (a)	15,000	17,118
6.13%, 10/01/25 (a)	60,000	70,324
6.80%, 10/01/27 (a)	26,000	32,477
General Motors Financial Company Inc.
1.25%, 01/08/26 (a)	87,000	85,953
2.35%, 01/08/31 (a)	39,000	38,223
3.45%, 01/14/22 - 04/10/22 (a)	441,000	445,456
5.25%, 03/01/26 (a)	22,000	25,139
Georgia-Pacific LLC
1.75%, 09/30/25 (a)(g)	82,000	83,883
3.60%, 03/01/25 (a)(g)	41,000	44,244
Gilead Sciences Inc.
1.65%, 10/01/30 (a)	23,000	22,106
2.60%, 10/01/40 (a)	46,000	43,795
2.80%, 10/01/50 (a)	40,000	37,902
2.95%, 03/01/27 (a)	4,000	4,299
3.50%, 02/01/25 (a)	13,000	13,988
3.65%, 03/01/26 (a)	90,000	98,575
4.15%, 03/01/47 (a)	6,000	7,029
GlaxoSmithKline Capital Inc.
3.38%, 05/15/23 (a)	29,000	30,418
3.63%, 05/15/25 (a)	28,000	30,586
GlaxoSmithKline Capital PLC
3.38%, 06/01/29 (a)	24,000	26,406

See Notes to Schedules of Investments and Notes to Financial Statements.
48	State Street Active Core Bond Fund

State Street Active Core Bond Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
Glencore Funding LLC
3.88%, 04/27/51 (a)(g)	$ 49,000	$ 51,162
Graphic Packaging International LLC
1.51%, 04/15/26 (a)(g)	88,000	87,941
Gray Oak Pipeline LLC
2.00%, 09/15/23 (a)(g)	125,000	127,482
2.60%, 10/15/25 (a)(g)	82,000	84,156
Halliburton Co.
3.80%, 11/15/25 (a)	2,000	2,190
5.00%, 11/15/45 (a)	11,000	13,168
HCA Inc.
3.50%, 09/01/30 - 07/15/51 (a)	210,000	218,419
5.38%, 02/01/25 (a)	120,000	134,075
Health Care Service Corp.
2.20%, 06/01/30 (a)(g)	38,000	37,991
3.20%, 06/01/50 (a)(g)	17,000	17,495
Healthcare Trust of America Holdings LP
2.00%, 03/15/31 (a)	29,000	27,862
Helmerich & Payne Inc.
2.90%, 09/29/31 (g)	30,000	30,087
Hess Corp.
5.60%, 02/15/41 (a)	4,000	4,972
5.80%, 04/01/47 (a)	3,000	3,901
Hewlett Packard Enterprise Co.
6.35%, 10/15/45 (a)	5,000	6,735
Highwoods Realty LP
4.13%, 03/15/28 (a)	31,000	34,559
4.20%, 04/15/29 (a)	94,000	105,269
Honeywell International Inc.
1.75%, 09/01/31 (a)	84,000	81,785
2.70%, 08/15/29 (a)	39,000	41,420
Hormel Foods Corp.
1.80%, 06/11/30 (a)	69,000	67,913
HSBC Holdings PLC (2.01% fixed rate until 09/22/27; 1.73% + SOFR thereafter)
2.01%, 09/22/28 (a)(b)	400,000	399,744
HSBC Holdings PLC (4.00% fixed rate until 03/09/26; 3.22% + 5 year CMT Rate thereafter)
4.00%, 12/31/99 (a)(b)	200,000	199,652
Humana Inc.
1.35%, 02/03/27 (a)	95,000	93,672
2.15%, 02/03/32 (a)	50,000	48,817
Huntington Bancshares Inc.
2.55%, 02/04/30 (a)	62,000	64,086
Huntington Ingalls Industries Inc.
2.04%, 08/16/28 (a)(g)	151,000	149,025
	Principal Amount	Fair Value
Hyundai Capital America
1.30%, 01/08/26 (a)(g)	$ 148,000	$ 145,638
3.10%, 04/05/22 (a)(g)	17,000	17,214
Imperial Brands Finance PLC
3.50%, 02/11/23 (a)(g)	203,000	209,092
Indiana Michigan Power Co.
3.25%, 05/01/51 (a)	41,000	42,751
ING Groep N.V.
4.10%, 10/02/23 (a)	204,000	218,362
ING Groep N.V. (1.06% fixed rate until 04/01/26; 1.01% + SOFR thereafter)
1.06%, 04/01/27 (b)	288,000	291,056
Ingredion Inc.
3.90%, 06/01/50 (a)	14,000	15,784
Intel Corp.
2.00%, 08/12/31 (a)	61,000	60,617
2.45%, 11/15/29 (a)	53,000	55,233
2.60%, 05/19/26 (a)	30,000	31,959
2.80%, 08/12/41 (a)	70,000	69,772
3.10%, 02/15/60 (a)	50,000	49,123
3.20%, 08/12/61 (a)	31,000	31,340
Intercontinental Exchange Inc.
1.85%, 09/15/32 (a)	14,000	13,232
2.65%, 09/15/40 (a)	14,000	13,399
International Business Machines Corp.
4.15%, 05/15/39 (a)	141,000	166,211
4.25%, 05/15/49 (a)	141,000	170,924
International Paper Co.
4.40%, 08/15/47 (a)	33,000	40,194
Interstate Power & Light Co.
3.40%, 08/15/25 (a)	24,000	25,714
ITC Holdings Corp.
2.95%, 05/14/30 (a)(g)	82,000	86,134
Jabil Inc.
3.95%, 01/12/28 (a)	18,000	19,835
John Deere Capital Corp.
2.45%, 01/09/30 (a)	110,000	114,405
Johnson & Johnson
3.63%, 03/03/37 (a)	28,000	32,265
Johnson Controls International PLC
4.50%, 02/15/47 (a)	4,000	4,927
JPMorgan Chase & Co. (1.58% fixed rate until 04/22/26; 0.89% + SOFR thereafter)
1.58%, 04/22/27 (a)(b)	109,000	109,202
JPMorgan Chase & Co. (2.96% fixed rate until 05/13/30; 2.52% + SOFR thereafter)
2.96%, 05/13/31 (a)(b)	52,000	54,149

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Active Core Bond Fund	49

State Street Active Core Bond Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
JPMorgan Chase & Co. (3.16% fixed rate until 04/22/41; 1.46% + SOFR thereafter)
3.16%, 04/22/42 (a)(b)	$ 53,000	$ 55,042
JPMorgan Chase & Co. (3.88% fixed rate until 07/24/37; 1.36% + 3 month USD LIBOR thereafter)
3.88%, 07/24/38 (a)(b)	82,000	93,710
JPMorgan Chase & Co. (3.90% fixed rate until 01/23/48; 1.22% + 3 month USD LIBOR thereafter)
3.90%, 01/23/49 (a)(b)	70,000	80,587
JPMorgan Chase & Co. (3.96% fixed rate until 01/29/26; 1.25% + 3 month USD LIBOR thereafter)
3.96%, 01/29/27 (a)(b)	112,000	123,639
JPMorgan Chase & Co. (4.01% fixed rate until 04/23/28; 1.12% + 3 month USD LIBOR thereafter)
4.01%, 04/23/29 (a)(b)	57,000	63,765
JPMorgan Chase & Co. (4.49% fixed rate until 03/24/30; 3.79% + SOFR thereafter)
4.49%, 03/24/31 (a)(b)	261,000	304,657
JPMorgan Chase & Co. (4.60% fixed rate until 02/01/25; 3.13% + SOFR thereafter)
4.60%, 12/31/99 (a)(b)	81,000	82,861
JPMorgan Chase & Co. (6.10% fixed rate until 10/01/24; 3.33% + 3 month USD LIBOR thereafter)
6.10%, 10/29/49 (a)(b)	170,000	184,737
Kaiser Foundation Hospitals
3.00%, 06/01/51 (a)	55,000	56,174
Kansas City Southern
3.50%, 05/01/50 (a)	30,000	31,474
Keurig Dr Pepper Inc.
3.20%, 05/01/30 (a)	55,000	59,124
3.80%, 05/01/50 (a)	42,000	47,258
4.50%, 11/15/45 (a)	8,000	9,712
4.60%, 05/25/28 (a)	14,000	16,243
Kinder Morgan Energy Partners LP
4.70%, 11/01/42 (a)	3,000	3,429
5.00%, 03/01/43 (a)	12,000	14,262
6.38%, 03/01/41 (a)	10,000	13,672
Kinder Morgan Inc.
5.05%, 02/15/46 (a)	10,000	12,095
	Principal Amount	Fair Value
KLA Corp.
3.30%, 03/01/50 (a)	$ 70,000	$ 73,774
4.65%, 11/01/24 (a)	66,000	72,856
Kohl's Corp.
3.38%, 05/01/31 (a)	99,000	102,107
5.55%, 07/17/45 (a)	37,000	44,044
L3Harris Technologies Inc.
3.85%, 12/15/26 (a)	142,000	157,383
Lear Corp.
4.25%, 05/15/29 (a)	5,000	5,588
Leidos Inc.
2.95%, 05/15/23 (a)	88,000	91,102
3.63%, 05/15/25 (a)	25,000	26,992
4.38%, 05/15/30 (a)	82,000	92,819
Liberty Mutual Group Inc.
3.95%, 05/15/60 (a)(g)	15,000	16,636
Life Storage LP
2.20%, 10/15/30 (a)	52,000	51,509
Lincoln National Corp.
4.35%, 03/01/48 (a)	114,000	135,744
Lloyds Banking Group PLC
3.75%, 01/11/27 (a)	400,000	439,900
Lockheed Martin Corp.
3.55%, 01/15/26 (a)	7,000	7,691
3.80%, 03/01/45 (a)	13,000	15,039
4.50%, 05/15/36 (a)	20,000	24,750
Lowe's Companies Inc.
1.30%, 04/15/28 (a)	23,000	22,332
1.70%, 10/15/30 (a)	16,000	15,310
3.00%, 10/15/50 (a)	57,000	55,523
3.50%, 04/01/51 (a)	44,000	46,808
3.70%, 04/15/46 (a)	10,000	10,903
4.05%, 05/03/47 (a)	12,000	13,723
Lowe's Cos. Inc.
1.70%, 09/15/28	120,000	118,964
LYB International Finance II BV
3.50%, 03/02/27 (a)	5,000	5,451
LYB International Finance III LLC
1.25%, 10/01/25 (a)	27,000	26,949
3.63%, 04/01/51 (a)	39,000	40,742
3.80%, 10/01/60 (a)	19,000	19,792
Marvell Technology Inc.
1.65%, 04/15/26 (a)(g)	115,000	115,194
2.45%, 04/15/28 (a)(g)	87,000	88,683
2.95%, 04/15/31 (a)(g)	48,000	49,176
Masco Corp.
3.50%, 11/15/27 (a)	5,000	5,453
McCormick & Company Inc.
1.85%, 02/15/31 (a)	26,000	25,113
3.25%, 11/15/25 (a)	228,000	244,975

See Notes to Schedules of Investments and Notes to Financial Statements.
50	State Street Active Core Bond Fund

State Street Active Core Bond Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
McDonald's Corp.
3.60%, 07/01/30 (a)	$ 50,000	$ 55,620
3.63%, 09/01/49 (a)	9,000	9,826
4.88%, 12/09/45 (a)	13,000	16,610
Medtronic Inc.
4.63%, 03/15/45 (a)	2,000	2,609
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52 (a)	31,000	38,739
Merck & Company Inc.
2.45%, 06/24/50 (a)	96,000	89,237
2.75%, 02/10/25 (a)	23,000	24,343
4.00%, 03/07/49 (a)	4,000	4,794
MetLife Inc.
4.72%, 12/15/44 (a)	47,000	60,558
Microchip Technology Inc.
2.67%, 09/01/23 (a)	471,000	488,436
Micron Technology Inc.
2.50%, 04/24/23 (a)	65,000	66,916
Microsoft Corp.
2.40%, 08/08/26 (a)	47,000	49,938
2.68%, 06/01/60 (a)	7,000	6,801
2.88%, 02/06/24 (a)	150,000	157,768
2.92%, 03/17/52 (a)	125,000	130,042
3.04%, 03/17/62 (a)	51,000	53,680
3.45%, 08/08/36 (a)	7,000	8,022
3.50%, 02/12/35 (a)	16,000	18,444
Mid-America Apartments LP
2.88%, 09/15/51 (a)	60,000	57,639
Morgan Stanley
3.70%, 10/23/24 (a)	130,000	141,019
3.95%, 04/23/27 (a)	135,000	150,144
4.35%, 09/08/26 (a)	49,000	55,254
5.00%, 11/24/25 (a)	534,000	610,186
Morgan Stanley (2.48% fixed rate until 09/16/31; 1.36% + SOFR thereafter)
2.48%, 09/16/36 (b)	243,000	237,686
Morgan Stanley (2.80% fixed rate until 01/25/51; 1.43% + SOFR thereafter)
2.80%, 01/25/52 (a)(b)	52,000	50,397
Morgan Stanley (3.62% fixed rate until 04/01/30; 3.12% + SOFR thereafter)
3.62%, 04/01/31 (a)(b)	186,000	205,024
Morgan Stanley (3.97% fixed rate until 07/22/37; 1.46% + 3 month USD LIBOR thereafter)
3.97%, 07/22/38 (a)(b)	104,000	119,676
MPLX LP
2.65%, 08/15/30 (a)	36,000	36,168
3.38%, 03/15/23 (a)	164,000	170,222
	Principal Amount	Fair Value
5.20%, 12/01/47 (a)	$ 4,000	$ 4,829
Mylan Inc.
5.20%, 04/15/48 (a)	10,000	12,236
National Retail Properties Inc.
4.00%, 11/15/25 (a)	75,000	82,735
NewMarket Corp.
2.70%, 03/18/31 (a)	36,000	36,029
Newmont Corp.
4.88%, 03/15/42 (a)	15,000	18,791
NextEra Energy Capital Holdings Inc.
3.25%, 04/01/26 (a)	36,000	38,672
NextEra Energy Capital Holdings Inc. (5.65% fixed rate until 05/01/29; 3.16% + 3 month USD LIBOR thereafter)
5.65%, 05/01/79 (a)(b)	59,000	69,001
NGPL PipeCo LLC
3.25%, 07/15/31 (a)(g)	82,000	84,226
NIKE Inc.
3.38%, 03/27/50 (a)	17,000	19,027
NiSource Inc.
3.60%, 05/01/30 (a)	35,000	38,411
3.95%, 03/30/48 (a)	10,000	11,374
Nordstrom Inc.
4.00%, 03/15/27 (a)	131,000	135,209
Norfolk Southern Corp.
3.95%, 10/01/42 (a)	14,000	16,098
NOV Inc.
3.60%, 12/01/29 (a)	45,000	47,356
Novant Health Inc.
3.32%, 11/01/61 (a)	36,000	37,999
Novartis Capital Corp.
2.20%, 08/14/30 (a)	86,000	88,229
Nucor Corp.
2.98%, 12/15/55 (a)(g)	19,000	18,509
3.95%, 05/01/28 (a)	19,000	21,344
Nutrien Ltd.
4.90%, 06/01/43 (a)	10,000	12,577
NVIDIA Corp.
2.85%, 04/01/30 (a)	33,000	35,363
3.50%, 04/01/50 (a)	76,000	84,594
NXP BV/NXP Funding LLC/NXP USA Inc.
2.50%, 05/11/31 (a)(g)	76,000	76,594
2.70%, 05/01/25 (a)(g)	95,000	99,325
3.25%, 05/11/41 (a)(g)	60,000	62,090
Occidental Petroleum Corp.
2.90%, 08/15/24 (a)	17,000	17,312
Oklahoma Gas & Electric Co.
3.25%, 04/01/30 (a)	26,000	28,095

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Active Core Bond Fund	51

State Street Active Core Bond Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
Oncor Electric Delivery Company LLC
3.80%, 09/30/47 (a)	$ 14,000	$ 16,203
ONEOK Inc.
4.35%, 03/15/29 (a)	28,000	31,554
Oracle Corp.
1.65%, 03/25/26 (a)	73,000	74,031
2.30%, 03/25/28 (a)	25,000	25,577
2.40%, 09/15/23 (a)	18,000	18,624
2.65%, 07/15/26 (a)	21,000	22,144
2.88%, 03/25/31 (a)	36,000	37,099
2.95%, 04/01/30 (a)	105,000	109,832
3.60%, 04/01/50 (a)	88,000	88,094
3.65%, 03/25/41 (a)	41,000	42,624
3.80%, 11/15/37 (a)	4,000	4,295
3.95%, 03/25/51 (a)	41,000	43,435
4.00%, 07/15/46 - 11/15/47 (a)	34,000	36,075
4.10%, 03/25/61 (a)	50,000	53,496
Otis Worldwide Corp.
2.06%, 04/05/25 (a)	55,000	56,805
2.57%, 02/15/30 (a)	23,000	23,608
3.36%, 02/15/50 (a)	19,000	19,887
Ovintiv Exploration Inc.
5.63%, 07/01/24 (a)	217,000	240,490
Owens Corning
4.40%, 01/30/48 (a)	13,000	15,197
Pacific Gas & Electric Co.
2.10%, 08/01/27 (a)	26,000	25,370
2.50%, 02/01/31 (a)	48,000	45,659
3.00%, 06/15/28 (a)	55,000	55,476
3.30%, 08/01/40 (a)	48,000	44,296
3.50%, 08/01/50 (a)	23,000	20,902
4.30%, 03/15/45 (a)	39,000	38,469
PacifiCorp
2.70%, 09/15/30 (a)	29,000	30,227
2.90%, 06/15/52 (a)	87,000	84,434
6.25%, 10/15/37 (a)	103,000	145,862
Packaging Corp. of America
3.05%, 10/01/51	55,000	54,304
Parker-Hannifin Corp.
3.25%, 06/14/29 (a)	19,000	20,433
PartnerRe Finance B LLC (4.50% fixed rate until 04/01/30; 3.82% + 5 year CMT Rate thereafter)
4.50%, 10/01/50 (a)(b)	69,000	72,567
PayPal Holdings Inc.
2.65%, 10/01/26 (a)	33,000	35,260
3.25%, 06/01/50 (a)	63,000	67,702
PepsiCo Inc.
1.63%, 05/01/30 (a)	67,000	65,748
2.63%, 07/29/29 (a)	47,000	49,854
3.45%, 10/06/46 (a)	13,000	14,364
	Principal Amount	Fair Value
Pfizer Inc.
2.70%, 05/28/50 (a)	$ 110,000	$ 108,361
3.45%, 03/15/29 (a)	26,000	28,898
3.60%, 09/15/28 (a)	26,000	29,215
3.90%, 03/15/39 (a)	12,000	14,032
4.13%, 12/15/46 (a)	6,000	7,310
4.40%, 05/15/44 (a)	4,000	5,003
Philip Morris International Inc.
1.50%, 05/01/25 (a)	25,000	25,367
2.10%, 05/01/30 (a)	15,000	14,926
Phillips 66
2.15%, 12/15/30 (a)	161,000	157,150
Phillips 66 Partners LP
3.15%, 12/15/29 (a)	98,000	102,216
3.75%, 03/01/28 (a)	10,000	10,845
4.68%, 02/15/45 (a)	11,000	12,678
Pioneer Natural Resources Co.
1.13%, 01/15/26 (a)	114,000	112,606
2.15%, 01/15/31 (a)	36,000	34,960
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/29 (a)	25,000	26,293
3.65%, 06/01/22 (a)	40,000	40,531
PPL Capital Funding Inc.
3.10%, 05/15/26 (a)	65,000	69,263
Precision Castparts Corp.
4.38%, 06/15/45 (a)	12,000	14,557
Prospect Capital Corp.
3.36%, 11/15/26 (a)	73,000	74,131
Prudential Financial Inc.
3.94%, 12/07/49 (a)	69,000	81,134
Prudential Financial Inc. (5.70% fixed rate until 09/15/28; 2.67% + 3 month USD LIBOR thereafter)
5.70%, 09/15/48 (a)(b)	76,000	88,697
PVH Corp.
4.63%, 07/10/25 (a)	80,000	88,066
QUALCOMM Inc.
1.30%, 05/20/28 (a)	4,000	3,910
4.30%, 05/20/47 (a)	2,000	2,486
Quanta Services Inc.
2.35%, 01/15/32	65,000	63,643
3.05%, 10/01/41	70,000	67,674
Quest Diagnostics Inc.
2.95%, 06/30/30 (a)	10,000	10,563
Ralph Lauren Corp.
1.70%, 06/15/22 (a)	15,000	15,149
Raytheon Technologies Corp.
1.90%, 09/01/31 (a)	75,000	72,804
2.82%, 09/01/51 (a)	89,000	84,878
3.13%, 05/04/27 (a)	178,000	193,144

See Notes to Schedules of Investments and Notes to Financial Statements.
52	State Street Active Core Bond Fund

State Street Active Core Bond Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
3.50%, 03/15/27 (a)	$ 14,000	$ 15,371
3.95%, 08/16/25 (a)	14,000	15,421
4.15%, 05/15/45 (a)	13,000	15,191
4.45%, 11/16/38 (a)	10,000	12,108
Realty Income Corp.
3.00%, 01/15/27 (a)	37,000	39,618
3.25%, 01/15/31 (a)	29,000	31,463
Regeneron Pharmaceuticals Inc.
1.75%, 09/15/30 (a)	56,000	53,216
Regions Financial Corp.
1.80%, 08/12/28 (a)	151,000	149,307
Reliance Steel & Aluminum Co.
2.15%, 08/15/30 (a)	96,000	93,835
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (a)	10,000	12,063
Rockwell Automation Inc.
2.80%, 08/15/61 (a)	20,000	19,088
4.20%, 03/01/49 (a)	45,000	55,564
Rogers Communications Inc.
5.00%, 03/15/44 (a)	5,000	6,162
Roper Technologies Inc.
2.95%, 09/15/29 (a)	78,000	82,689
Ross Stores Inc.
4.70%, 04/15/27 (a)	12,000	13,786
Royalty Pharma PLC
0.75%, 09/02/23 (a)	35,000	35,112
1.20%, 09/02/25 (a)	45,000	44,688
1.75%, 09/02/27 (a)	25,000	24,884
2.15%, 09/02/31 (a)	50,000	48,148
2.20%, 09/02/30 (a)	12,000	11,753
3.35%, 09/02/51 (a)	50,000	47,404
RPM International Inc.
3.75%, 03/15/27 (a)	15,000	16,411
Ryder System Inc.
2.90%, 12/01/26 (a)	78,000	82,993
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (a)	10,000	11,172
4.50%, 05/15/30 (a)	19,000	21,918
5.00%, 03/15/27 (a)	4,000	4,604
5.88%, 06/30/26 (a)	61,000	71,735
Salesforce.com Inc.
1.95%, 07/15/31 (a)	87,000	86,676
2.70%, 07/15/41 (a)	64,000	63,772
2.90%, 07/15/51 (a)	60,000	60,041
Schlumberger Holdings Corp.
3.90%, 05/17/28 (a)(g)	11,000	12,147
Sealed Air Corp.
1.57%, 10/15/26 (g)	285,000	283,541
Sempra Energy
3.80%, 02/01/38 (a)	7,000	7,748
4.00%, 02/01/48 (a)	19,000	21,229
	Principal Amount	Fair Value
Shell International Finance BV
2.38%, 08/21/22 (a)	$ 2,000	$ 2,039
3.13%, 11/07/49 (a)	49,000	50,958
3.75%, 09/12/46 (a)	7,000	7,949
4.13%, 05/11/35 (a)	11,000	12,954
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/23 (a)	2,000	2,085
3.20%, 09/23/26 (a)	8,000	8,639
Simon Property Group LP
3.38%, 06/15/27 (a)	49,000	53,496
South Jersey Industries Inc.
5.02%, 04/15/31 (a)	106,000	115,560
Southern California Edison Co.
2.40%, 02/01/22 (a)	37,000	37,119
4.00%, 04/01/47 (a)	42,000	44,930
4.20%, 03/01/29 (a)	28,000	31,482
Southern Company Gas Capital Corp.
3.95%, 10/01/46 (a)	30,000	33,304
4.40%, 05/30/47 (a)	9,000	10,594
Southwest Airlines Co.
2.63%, 02/10/30 (a)	49,000	49,714
Southwestern Electric Power Co.
2.75%, 10/01/26 (a)	17,000	17,894
Spectra Energy Partners LP
3.38%, 10/15/26 (a)	4,000	4,334
4.50%, 03/15/45 (a)	2,000	2,338
Standard Chartered PLC (2.68% fixed rate until 06/29/31; 1.20% + 1 year CMT Rate thereafter)
2.68%, 06/29/32 (a)(b)(g)	203,000	201,967
Standard Chartered PLC (2.82% fixed rate until 01/30/25; 1.21% + 3 month USD LIBOR thereafter)
2.82%, 01/30/26 (a)(b)(g)	203,000	211,167
Starbucks Corp.
4.00%, 11/15/28 (a)	14,000	15,924
STERIS Irish FinCo UnLtd Co.
2.70%, 03/15/31 (a)	120,000	122,633
Stryker Corp.
1.95%, 06/15/30 (a)	65,000	64,170
2.90%, 06/15/50 (a)	29,000	28,931
Sumitomo Mitsui Financial Group Inc.
4.44%, 04/02/24 (a)(g)	292,000	315,486
Sumitomo Mitsui Trust Bank Ltd.
1.35%, 09/16/26 (g)	302,000	301,302
Suncor Energy Inc.
4.00%, 11/15/47 (a)	3,000	3,328

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Active Core Bond Fund	53

State Street Active Core Bond Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
Svenska Handelsbanken AB (1.42% fixed rate until 06/11/26; 0.63% + 1 year CMT Rate thereafter)
1.42%, 06/11/27 (a)(b)(g)	$ 250,000	$ 249,030
Sysco Corp.
3.25%, 07/15/27 (a)	14,000	15,132
5.95%, 04/01/30 (a)	20,000	25,455
6.60%, 04/01/50 (a)	6,000	9,457
Tampa Electric Co.
2.40%, 03/15/31 (a)	73,000	74,217
3.45%, 03/15/51	55,000	59,343
4.35%, 05/15/44 (a)	32,000	38,596
Tapestry Inc.
4.13%, 07/15/27 (a)	26,000	28,445
4.25%, 04/01/25 (a)	285,000	308,453
Target Corp.
2.50%, 04/15/26 (a)	18,000	19,218
Teck Resources Ltd.
3.90%, 07/15/30 (a)	136,000	147,708
Texas Instruments Inc.
3.88%, 03/15/39 (a)	17,000	20,045
The Allstate Corp. (5.75% fixed rate until 08/15/23; 2.94% + 3 month USD LIBOR thereafter)
5.75%, 08/15/53 (a)(b)	40,000	43,192
The Bank of New York Mellon Corp. (4.63% fixed rate until 09/20/26; 3.13% + 3 month USD LIBOR thereafter)
4.63%, 12/29/49 (a)(b)	78,000	84,616
The Bank of Nova Scotia (4.65% fixed rate until 10/12/22; 2.65% + 3 month USD LIBOR thereafter)
4.65%, 12/31/99 (a)(b)	109,000	109,244
The Boeing Co.
2.20%, 02/04/26 (a)	166,000	167,318
2.70%, 02/01/27 (a)	143,000	148,141
2.95%, 02/01/30 (a)	9,000	9,169
3.25%, 03/01/28 (a)	13,000	13,603
3.55%, 03/01/38 (a)	14,000	14,190
3.75%, 02/01/50 (a)	28,000	28,388
5.04%, 05/01/27 (a)	234,000	268,955
5.15%, 05/01/30 (a)	84,000	98,623
5.81%, 05/01/50 (a)	54,000	72,180
The Charles Schwab Corp. (4.00% fixed rate until 12/01/30; 3.08% + 10 year CMT Rate thereafter)
4.00%, 12/31/99 (b)	92,000	94,457
The Cleveland Electric Illuminating Co.
4.55%, 11/15/30 (a)(g)	52,000	60,373
	Principal Amount	Fair Value
The Clorox Co.
1.80%, 05/15/30 (a)	$ 82,000	$ 80,082
The Coca-Cola Co.
2.60%, 06/01/50 (a)	60,000	57,451
2.75%, 06/01/60 (a)	24,000	23,201
The Dow Chemical Co.
2.10%, 11/15/30 (a)	94,000	93,112
3.60%, 11/15/50 (a)	39,000	41,461
4.25%, 10/01/34 (a)	14,000	16,067
5.55%, 11/30/48 (a)	11,000	15,097
The Estee Lauder Companies Inc.
2.38%, 12/01/29 (a)	59,000	61,241
The George Washington University
4.13%, 09/15/48 (a)	84,000	102,451
The Goldman Sachs Group Inc.
3.50%, 04/01/25 - 11/16/26 (a)	172,000	185,813
3.85%, 01/26/27 (a)	180,000	197,759
4.25%, 10/21/25 (a)	184,000	203,855
5.15%, 05/22/45 (a)	52,000	68,090
The Goldman Sachs Group Inc. (1.54% fixed rate until 09/10/26; 0.82% + SOFR thereafter)
1.54%, 09/10/27 (a)(b)	71,000	70,791
The Goldman Sachs Group Inc. (1.99% fixed rate until 01/27/31; 1.09% + SOFR thereafter)
1.99%, 01/27/32 (a)(b)	92,000	88,632
The Goldman Sachs Group Inc. (2.38% fixed rate until 07/21/31; 1.25% + SOFR thereafter)
2.38%, 07/21/32 (a)(b)	41,000	40,614
The Goldman Sachs Group Inc. (2.91% fixed rate until 07/21/41; 1.47% + SOFR thereafter)
2.91%, 07/21/42 (a)(b)	32,000	31,629
The Goldman Sachs Group Inc. (3.21% fixed rate until 04/22/41; 1.51% + SOFR thereafter)
3.21%, 04/22/42 (a)(b)	50,000	51,694
The Goldman Sachs Group Inc. (3.81% fixed rate until 04/23/28; 1.16% + 3 month USD LIBOR thereafter)
3.81%, 04/23/29 (a)(b)	86,000	95,101

See Notes to Schedules of Investments and Notes to Financial Statements.
54	State Street Active Core Bond Fund

State Street Active Core Bond Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
The Goldman Sachs Group Inc. (4.02% fixed rate until 10/31/37; 1.37% + 3 month USD LIBOR thereafter)
4.02%, 10/31/38 (a)(b)	$ 36,000	$ 41,366
The Hartford Financial Services Group Inc.
2.80%, 08/19/29 (a)	47,000	49,095
The Hartford Financial Services Group Inc. (2.25% fixed rate until 11/01/21; 2.13% + 3 month USD LIBOR thereafter)
2.25%, 02/12/67 (a)(b)(g)	70,000	67,259
The Home Depot Inc.
2.70%, 04/15/30 (a)	39,000	41,271
3.35%, 04/15/50 (a)	34,000	36,790
3.50%, 09/15/56 (a)	15,000	16,748
3.90%, 12/06/28 - 06/15/47 (a)	49,000	56,770
4.50%, 12/06/48 (a)	28,000	35,969
The Kroger Co.
2.20%, 05/01/30 (a)	30,000	30,104
4.65%, 01/15/48 (a)	8,000	9,825
The Northwestern Mutual Life Insurance Co.
3.45%, 03/30/51 (a)(g)	53,000	56,882
The Southern Co.
3.25%, 07/01/26 (a)	4,000	4,306
The Travelers Companies Inc.
2.55%, 04/27/50 (a)	89,000	84,779
The Walt Disney Co.
2.65%, 01/13/31 (a)	47,000	49,124
3.38%, 11/15/26 (a)	5,000	5,483
3.60%, 01/13/51 (a)	28,000	31,293
4.75%, 11/15/46 (a)	3,000	3,899
6.65%, 11/15/37 (a)	24,000	35,756
The Williams Companies Inc.
3.75%, 06/15/27 (a)	4,000	4,410
4.85%, 03/01/48 (a)	10,000	12,223
4.90%, 01/15/45 (a)	38,000	45,614
5.40%, 03/04/44 (a)	2,000	2,525
Thermo Fisher Scientific Inc.
2.80%, 10/15/41 (a)	45,000	44,874
4.13%, 03/25/25 (a)	3,000	3,302
4.50%, 03/25/30 (a)	10,000	11,819
Time Warner Cable LLC
6.55%, 05/01/37 (a)	12,000	16,224
T-Mobile USA Inc.
3.50%, 04/15/25 (a)	55,000	59,208
3.75%, 04/15/27 (a)	74,000	81,530
3.88%, 04/15/30 (a)	59,000	65,183
4.50%, 04/15/50 (a)	29,000	33,873
	Principal Amount	Fair Value
Total Capital International S.A.
3.46%, 02/19/29 (a)	$ 39,000	$ 43,139
Trane Technologies Luxembourg Finance S.A.
3.55%, 11/01/24 (a)	26,000	27,935
3.80%, 03/21/29 (a)	47,000	52,520
TransCanada PipeLines Ltd.
4.25%, 05/15/28 (a)	28,000	31,883
4.88%, 01/15/26 (a)	6,000	6,850
Transcanada Trust (5.63% fixed rate until 05/20/25; 3.53% + 3 month USD LIBOR thereafter)
5.63%, 05/20/75 (a)(b)	85,000	91,688
Transcontinental Gas Pipe Line Company LLC
4.00%, 03/15/28 (a)	11,000	12,284
Truist Financial Corp. (4.80% fixed rate until 09/01/24; 3.00% + 5 year CMT Rate thereafter)
4.80%, 12/31/99 (a)(b)	83,000	88,100
TSMC Global Ltd.
0.75%, 09/28/25 (a)(g)	247,000	241,420
TWDC Enterprises 18 Corp.
4.13%, 06/01/44 (a)	3,000	3,570
Tyco Electronics Group S.A.
3.13%, 08/15/27 (a)	21,000	23,002
Tyson Foods Inc.
4.00%, 03/01/26 (a)	72,000	80,050
4.55%, 06/02/47 (a)	2,000	2,448
UDR Inc.
2.10%, 08/01/32 (a)	40,000	38,496
3.00%, 08/15/31 (a)	19,000	19,893
Union Pacific Corp.
3.55%, 05/20/61 (a)	45,000	48,682
3.60%, 09/15/37 (a)	5,000	5,561
3.80%, 04/06/71 (a)(g)	19,000	21,400
4.10%, 09/15/67 (a)	16,000	18,893
UnitedHealth Group Inc.
2.00%, 05/15/30 (a)	52,000	52,155
4.45%, 12/15/48 (a)	13,000	16,468
4.75%, 07/15/45 (a)	5,000	6,550
Vale S.A.
5.63%, 09/11/42 (a)	19,000	23,352
Valero Energy Corp.
2.85%, 04/15/25 (a)	43,000	45,286
4.00%, 04/01/29 (a)	19,000	20,902
Ventas Realty LP
3.25%, 10/15/26 (a)	65,000	69,607
VEREIT Operating Partnership LP
2.85%, 12/15/32 (a)	33,000	34,274

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Active Core Bond Fund	55

State Street Active Core Bond Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
Verizon Communications Inc.
2.10%, 03/22/28 (a)	$ 78,000	$ 79,186
2.36%, 03/15/32 (g)	106,000	104,947
2.55%, 03/21/31 (a)	73,000	74,059
3.00%, 03/22/27 (a)	220,000	236,128
3.40%, 03/22/41 (a)	55,000	57,393
3.55%, 03/22/51 (a)	39,000	41,063
3.70%, 03/22/61 (a)	50,000	52,854
4.40%, 11/01/34 (a)	175,000	207,249
4.52%, 09/15/48 (a)	31,000	37,946
4.67%, 03/15/55 (a)	43,000	53,976
5.25%, 03/16/37 (a)	11,000	14,262
ViacomCBS Inc.
2.90%, 01/15/27 (a)	14,000	14,860
3.70%, 06/01/28 (a)	28,000	30,997
5.25%, 04/01/44 (a)	2,000	2,510
Virginia Electric & Power Co.
4.00%, 11/15/46 (a)	31,000	36,281
Visa Inc.
2.00%, 08/15/50 (a)	20,000	17,295
2.05%, 04/15/30 (a)	33,000	33,555
2.70%, 04/15/40 (a)	35,000	35,664
Viterra Finance BV
2.00%, 04/21/26 (a)(g)	230,000	231,649
VMware Inc.
2.20%, 08/15/31 (a)	55,000	53,842
Vodafone Group PLC
4.38%, 05/30/28 (a)	36,000	41,354
5.25%, 05/30/48 (a)	16,000	20,731
Volkswagen Group of America Finance LLC
1.63%, 11/24/27 (a)(g)	201,000	198,962
Vontier Corp.
2.40%, 04/01/28 (a)(g)	106,000	104,850
2.95%, 04/01/31 (a)(g)	82,000	81,588
Vornado Realty LP
2.15%, 06/01/26 (a)	96,000	97,585
3.40%, 06/01/31 (a)	36,000	37,262
3.50%, 01/15/25 (a)	14,000	14,897
Vulcan Materials Co.
3.90%, 04/01/27 (a)	10,000	11,209
Walgreens Boots Alliance Inc.
4.10%, 04/15/50 (a)	5,000	5,554
Walmart Inc.
1.80%, 09/22/31	50,000	49,539
2.50%, 09/22/41	50,000	49,822
2.65%, 09/22/51	25,000	24,885
Waste Connections Inc.
2.20%, 01/15/32	70,000	69,028
2.95%, 01/15/52	70,000	68,532
WEC Energy Group Inc.
3.55%, 06/15/25 (a)	25,000	27,047
	Principal Amount	Fair Value
Wells Fargo & Co.
4.15%, 01/24/29 (a)	$ 60,000	$ 68,114
4.75%, 12/07/46 (a)	89,000	111,332
Wells Fargo & Co. (1.65% fixed rate until 06/02/23; 1.60% + SOFR thereafter)
1.65%, 06/02/24	55,000	55,000
Wells Fargo & Co. (2.39% fixed rate until 06/02/27; 2.10% + SOFR thereafter)
2.39%, 06/02/28 (a)(b)	311,000	320,762
Wells Fargo & Co. (3.07% fixed rate until 04/30/40; 2.53% + SOFR thereafter)
3.07%, 04/30/41 (a)(b)	70,000	72,049
Wells Fargo & Co. (3.20% fixed rate until 06/17/26; 1.17% + 3 month USD LIBOR thereafter)
3.20%, 06/17/27 (a)(b)	357,000	383,343
Wells Fargo & Co. (5.88% fixed rate until 06/15/25; 3.99% + 3 month USD LIBOR thereafter)
5.88%, 12/29/49 (a)(b)	117,000	130,790
Westlake Chemical Corp.
2.88%, 08/15/41 (a)	25,000	23,847
3.13%, 08/15/51 (a)	30,000	28,295
3.38%, 08/15/61 (a)	45,000	42,299
Westpac Banking Corp. (2.89% fixed rate until 02/04/25; 1.35% + 5 year CMT Rate thereafter)
2.89%, 02/04/30 (a)(b)	33,000	34,171
Westpac Banking Corp. (4.11% fixed rate until 07/24/29; 2.00% + 5 year CMT Rate thereafter)
4.11%, 07/24/34 (a)(b)	24,000	26,070
Willis North America Inc.
3.60%, 05/15/24 (a)	75,000	79,975
3.88%, 09/15/49 (a)	33,000	36,628
WPP Finance 2010
3.75%, 09/19/24 (a)	19,000	20,617
WRKCo Inc.
3.00%, 09/15/24 (a)	19,000	20,115
Xcel Energy Inc.
3.40%, 06/01/30 (a)	40,000	43,702
Yamana Gold Inc.
2.63%, 08/15/31 (a)(g)	79,000	76,991
Zoetis Inc.
3.00%, 09/12/27 (a)	5,000	5,380
3.90%, 08/20/28 (a)	15,000	16,859
		52,143,935

See Notes to Schedules of Investments and Notes to Financial Statements.
56	State Street Active Core Bond Fund

State Street Active Core Bond Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
Non-Agency Collateralized Mortgage Obligations - 6.8%
BANK 2017-BNK7
3.18%, 09/15/60 (a)	$ 1,168,000	$ 1,255,970
BANK 2018-BNK15
4.41%, 11/15/61 (a)(b)	487,000	563,656
Benchmark 2019-B12 Mortgage Trust
3.12%, 08/15/52 (a)	140,000	151,076
Benchmark 2019-B9 Mortgage Trust
4.02%, 03/15/52 (a)	1,000,000	1,136,632
Cantor Commercial Real Estate Lending 2019-CF3
3.01%, 01/15/53 (a)	222,000	237,188
CD 2019-CD8 Mortgage Trust
2.91%, 08/15/57 (a)	827,000	876,319
Citigroup Commercial Mortgage Trust 2015-GC35
4.61%, 11/10/48 (a)(b)	278,000	270,892
Citigroup Commercial Mortgage Trust 2016-P6
3.72%, 12/10/49 (a)(b)	126,803	140,053
COMM 2012-CCRE3 Mortgage Trust
3.92%, 10/15/45 (a)(g)	107,000	105,588
GS Mortgage Securities Trust 2012-GCJ9
2.08%, 11/10/45 (a)(b)(d)	668,840	8,405
GS Mortgage Securities Trust 2014-GC22
4.85%, 06/10/47 (a)(b)	174,000	181,173
GS Mortgage Securities Trust 2015-GS1
4.57%, 11/10/48 (a)(b)	213,000	187,821
GS Mortgage Securities Trust 2019-GC42
2.75%, 09/01/52 (a)	773,000	805,537
GS Mortgage Securities Trust 2019-GSA1
3.05%, 11/10/52 (a)	1,526,000	1,630,654
JP Morgan Chase Commercial Mortgage Securities Trust 2012-LC9
1.54%, 12/15/47 (a)(b)(d)	567,667	6,767
JPMBB Commercial Mortgage Securities Trust 2015-C32
4.80%, 11/15/48 (a)(b)	494,000	408,821
MASTR Alternative Loan Trust 2003-5
5.00%, 08/25/18 (d)	1,093	12
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7
4.26%, 02/15/46 (a)(b)	223,000	216,076
	Principal Amount	Fair Value
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21
1.01%, 03/15/48 (a)(b)(d)	$ 3,400,158	$ 80,005
UBS-Barclays Commercial Mortgage Trust 2013-C6
3.88%, 04/10/46 (a)(b)(g)	535,000	541,933
Wells Fargo Commercial Mortgage Trust 2014-LC16
4.32%, 08/15/50 (a)	534,000	499,594
Wells Fargo Commercial Mortgage Trust 2015-C26
1.35%, 02/15/48 (a)(b)(d)	2,605,713	87,716
WFRBS Commercial Mortgage Trust 2014-LC14
4.35%, 03/15/47 (a)(b)	544,000	582,277
		9,974,165
Sovereign Bonds - 0.6%
Government of Chile
2.55%, 01/27/32 (a)	203,000	201,550
Government of Mexico
4.60%, 02/10/48 (a)	202,000	208,947
Government of Peru
1.86%, 12/01/32 (a)	75,000	68,443
2.78%, 12/01/60 (a)	125,000	105,694
5.63%, 11/18/50 (a)	113,000	153,630
Government of Uruguay
5.10%, 06/18/50 (a)	117,568	149,784
		888,048
Municipal Bonds and Notes - 0.4%
American Municipal Power Inc.
6.27%, 02/15/50 (a)	105,000	148,494
Board of Regents of the University of Texas System
3.35%, 08/15/47 (a)	95,000	108,972
State of California
4.60%, 04/01/38	165,000	191,240
State of Illinois
5.10%, 06/01/33	100,000	116,555
		565,261
Total Bonds and Notes (Cost $140,629,194)		142,727,143

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Active Core Bond Fund	57

State Street Active Core Bond Fund
Schedule of Investments, continued — September 30, 2021
	Number of Shares	Fair Value
Domestic Equity - 0.2%
Preferred Stock - 0.2%
Wells Fargo & Co. 5.85%, 3.09% + 3 month USD LIBOR (Cost $214,450) (b)	8,578	$ 234,608
Total Investments in Securities (Cost $140,843,644)		142,961,751
Short-Term Investments - 13.4%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.03% (a)(h)(i) (Cost $19,853,320)	19,853,320	19,853,320
Total Investments (Cost $160,696,964)		162,815,071
Liabilities in Excess of Other Assets, net - (10.4)%		(15,402,203)
NET ASSETS - 100.0%		$ 147,412,868

Other Information:
Centrally Cleared Credit Default Swaps
Reference Entity	Counterparty	Notional Amount (000s omitted)	Contract Annual Fixed Rate/ Payment Frequency	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Unrealized Appreciation (Depreciation)
Sell Protection
Markit CDX North America High Yield Index	Intercontinental Exchange	$3,171	5.00%/ Quarterly	06/20/26	$294,197	$308,345	$(14,148)
The Fund had the following long futures contracts open at September 30, 2021:
Description	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Long Bond Futures	December 2021	14	$ 2,287,935	$ 2,229,062	$ (58,873)
Ultra Long-Term U.S. Treasury Bond Futures	December 2021	23	4,562,888	4,394,438	(168,450)
2 Yr. U.S. Treasury Notes Futures	December 2021	73	16,074,397	16,063,992	(10,405)
5 Yr. U.S. Treasury Notes Futures	December 2021	64	7,862,450	7,855,500	(6,950)
					$ (244,678)

See Notes to Schedules of Investments and Notes to Financial Statements.
58	State Street Active Core Bond Fund

State Street Active Core Bond Fund
Schedule of Investments, continued — September 30, 2021
The Fund had the following short futures contracts open at September 30, 2021:
Description	Expiration date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Yr. U.S. Treasury Ultra Futures	December 2021	32	$ (4,739,442)	$ (4,648,000)	$ 91,442
10 Yr. U.S. Treasury Notes Futures	December 2021	54	(7,197,000)	(7,106,906)	90,094
					$ 181,536
					$ (63,142)
During the fiscal year ended September 30, 2021, average notional values related to derivative contracts were as follows:
	Purchased Put Options	Purchased Call Options	Written Put Options	Written Call Options	Long Futures Contracts	Short Futures Contracts	Credit Default Swap Contracts	Interest Rate Swap Contracts
Average Notional Value	$—	$—	$—	$—	$21,781,955	$16,395,901	$3,854,876	$—
Notes to Schedule of Investments
The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.
(a)	At September 30, 2021, all or a portion of this security was pledged to cover collateral requirements for futures, swaps and/or TBAs.
(b)	Variable Rate Security - Interest rate shown is rate in effect at September 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced ("TBA") in the future.
(d)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.
(e)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.
(f)	Step coupon bond.
(g)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, these securities amounted to $7,768,969 or 5.27% of the net assets of the State Street Active Core Bond Fund. These securities have been determined to be liquid using procedures established by the Fund's Board of Trustees.
(h)	Sponsored by SSGA Funds Management, Inc., the Fund’s investment adviser and administrator, and an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(i)	Coupon amount represents effective yield.
†	Percentages are based on net assets as of September 30, 2021.
**	Amount is less than $0.50.
Abbreviations:
CMT - Constant Maturity Treasury
LIBOR - London Interbank Offered Rate
REMIC - Real Estate Mortgage Investment Conduit
SOFR - Secured Overnight Financing Rate
STRIPS - Separate Trading of Registered Interest and Principal of Security
TBA - To Be Announced

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Active Core Bond Fund	59

State Street Active Core Bond Fund
Schedule of Investments, continued — September 30, 2021
The following table presents the Fund’s investments measured at fair value on a recurring basis at September 30, 2021:
Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasuries	$ —	$ 38,692,849	$ —	$ 38,692,849
Agency Mortgage Backed	—	38,768,637	—	38,768,637
Agency Collateralized Mortgage Obligations	—	569,169	—	569,169
Asset Backed	—	1,125,079	—	1,125,079
Corporate Notes	—	52,143,935	—	52,143,935
Non-Agency Collateralized Mortgage Obligations	—	9,974,165	—	9,974,165
Sovereign Bonds	—	888,048	—	888,048
Municipal Bonds and Notes	—	565,261	—	565,261
Preferred Stock	234,608	—	—	234,608
Short-Term Investments	19,853,320	—	—	19,853,320
Total Investments in Securities	$ 20,087,928	$ 142,727,143	$ —	$ 162,815,071
Other Financial Instruments
Credit Default Swap Contracts - Unrealized Depreciation	$ —	$ (14,148)	$ —	$ (14,148)
Long Futures Contracts - Unrealized Depreciation	(244,678)	—	—	(244,678)
Short Futures Contracts - Unrealized Appreciation	181,536	—	—	181,536
Total Other Financial Instruments	$ (63,142)	$ (14,148)	$ —	$ (77,290)
Affiliate Table
	Number of Shares Held at 9/30/20	Value at 9/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Number of Shares Held at 9/30/21	Value at 9/30/21	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	9,155,711	$9,155,711	$90,407,236	$79,709,627	$—	$—	19,853,320	$19,853,320	$6,159
See Notes to Schedules of Investments and Notes to Financial Statements.
60	State Street Active Core Bond Fund

State Street Institutional U.S. Equity Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated
	Investment Class
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Inception date					11/25/97
Net asset value, beginning of period	$ 13.97	$ 12.30	$ 13.74	$ 14.95	$ 13.50
Income/(loss) from investment operations:
Net investment income	0.13 (a)	0.14 (a)	0.15 (a)	0.16 (a)	0.18 (a)
Net realized and unrealized gains/(losses) on investments	3.86 (a)	2.35 (a)	0.05 (a)	1.95 (a)	2.16 (a)
Total income from investment operations	3.99	2.49	0.20	2.11	2.34
Less distributions from:
Net investment income	0.14	0.16	0.18	0.21	0.21
Net realized gains	0.56	0.66	1.46	3.11	0.68
Total distributions	0.70	0.82	1.64	3.32	0.89
Net asset value, end of period	$ 17.26	$ 13.97	$ 12.30	$ 13.74	$ 14.95
Total Return(b)	29.41%	20.77%	4.43%	16.72%	18.29%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$572,329	$461,624	$419,296	$522,658	$461,828
Ratios to average net assets:
Net expenses	0.37%	0.37%	0.38%	0.37%	0.37%
Gross expenses	0.37%	0.37%	0.38%	0.37%	0.37%
Net investment income	0.81%	1.12%	1.29%	1.21%	1.29%
Portfolio turnover rate	35%	38%	35%	48%	80%
Notes to Financial Highlights
(a)	Per share values have been calculated using the average share method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
The accompanying Notes are an integral part of these financial statements.
Financial Highlights	61

State Street Institutional U.S. Equity Fund
Financial Highlights, continued
Selected data based on a share outstanding throughout the fiscal years indicated
	Service Class
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Inception date					1/3/01
Net asset value, beginning of period	$15.21	$13.32	$14.70	$15.77	$14.18
Income/(loss) from investment operations:
Net investment income	0.10 (a)	0.12 (a)	0.14 (a)	0.14 (a)	0.15 (a)
Net realized and unrealized gains/(losses) on investments	4.21 (a)	2.54 (a)	0.09 (a)	2.08 (a)	2.29 (a)
Total income from investment operations	4.31	2.66	0.23	2.22	2.44
Less distributions from:
Net investment income	0.10	0.11	0.15	0.18	0.17
Net realized gains	0.56	0.66	1.46	3.11	0.68
Total distributions	0.66	0.77	1.61	3.29	0.85
Net asset value, end of period	$18.86	$15.21	$13.32	$14.70	$15.77
Total Return(b)	29.10%	20.52%	4.23%	16.35%	18.07%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 268	$ 58	$ 48	$ 104	$ 95
Ratios to average net assets:
Net expenses	0.62%	0.62%	0.63%	0.62%	0.62%
Gross expenses	0.62%	0.62%	0.63%	0.62%	0.62%
Net investment income	0.56%	0.87%	1.06%	0.95%	1.04%
Portfolio turnover rate	35%	38%	35%	48%	80%
Notes to Financial Highlights
(a)	Per share values have been calculated using the average share method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
The accompanying Notes are an integral part of these financial statements.
62	Financial Highlights

State Street Institutional Premier Growth Equity Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated
	Investment Class
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Inception date					10/29/99
Net asset value, beginning of period	$ 10.72	$ 15.51	$ 17.49	$ 15.69	$ 14.23
Income/(loss) from investment operations:
Net investment income	0.02 (a)	0.05 (a)	0.09 (a)	0.11 (a)	0.13 (a)
Net realized and unrealized gains/(losses) on investments	2.55 (a)	3.89 (a)	(0.03) (a)	2.82 (a)	2.60 (a)
Total income from investment operations	2.57	3.94	0.06	2.93	2.73
Less distributions from:
Net investment income	0.01	0.09	0.11	0.13	0.12
Net realized gains	1.29	8.64	1.93	1.00	1.15
Total distributions	1.30	8.73	2.04	1.13	1.27
Net asset value, end of period	$ 11.99	$ 10.72	$ 15.51	$ 17.49	$ 15.69
Total Return(b)	25.85%	39.25%	3.57%	19.64%	21.18%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$85,331	$73,933	$192,144	$365,078	$360,416
Ratios to average net assets:
Net expenses	0.45%	0.42%	0.39%	0.38%	0.38%
Gross expenses	0.45%	0.42%	0.39%	0.38%	0.38%
Net investment income	0.16%	0.40%	0.59%	0.68%	0.88%
Portfolio turnover rate	27%	28%	27%	21%	24%
Notes to Financial Highlights
(a)	Per share values have been calculated using the average share method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
The accompanying Notes are an integral part of these financial statements.
Financial Highlights	63

State Street Institutional Premier Growth Equity Fund
Financial Highlights, continued
Selected data based on a share outstanding throughout the fiscal years indicated
	Service Class
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Inception date					1/3/01
Net asset value, beginning of period	$10.40	$15.27	$17.24	$ 15.48	$ 14.06
Income/(loss) from investment operations:
Net investment income (loss)	(0.01) (a)	0.01 (a)	0.05 (a)	0.07 (a)	0.09 (a)
Net realized and unrealized gains/(losses) on investments	2.47 (a)	3.80 (a)	(0.02) (a)	2.78 (a)	2.57 (a)
Total income from investment operations	2.46	3.81	0.03	2.85	2.66
Less distributions from:
Net investment income	—	0.04	0.07	0.09	0.09
Net realized gains	1.29	8.64	1.93	1.00	1.15
Total distributions	1.29	8.68	2.00	1.09	1.24
Net asset value, end of period	$11.57	$10.40	$15.27	$ 17.24	$ 15.48
Total Return(b)	25.58%	38.83%	3.32%	19.37%	20.84%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$9,784	$8,832	$9,609	$17,298	$16,136
Ratios to average net assets:
Net expenses	0.70%	0.69%	0.64%	0.63%	0.63%
Gross expenses	0.70%	0.69%	0.64%	0.63%	0.63%
Net investment income (loss)	(0.09)%	0.08%	0.34%	0.43%	0.62%
Portfolio turnover rate	27%	28%	27%	21%	24%
Notes to Financial Highlights
(a)	Per share values have been calculated using the average share method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
The accompanying Notes are an integral part of these financial statements.
64	Financial Highlights

State Street Institutional Small-Cap Equity Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated
	Investment Class
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Inception date					8/3/98
Net asset value, beginning of period	$ 15.55	$ 17.04	$ 21.94	$ 20.79	$ 17.96
Income/(loss) from investment operations:
Net investment income	0.02 (a)	0.05 (a)	0.06 (a)	0.03 (a)	0.05 (a)
Net realized and unrealized gains/(losses) on investments	7.19 (a)	(0.45) (a)	(2.06) (a)	2.95 (a)	3.42 (a)
Total income/(loss) from investment operations	7.21	(0.40)	(2.00)	2.98	3.47
Less distributions from:
Net investment income	0.04	0.07	0.04	0.04	0.04
Net realized gains	0.57	1.02	2.86	1.79	0.60
Total distributions	0.61	1.09	2.90	1.83	0.64
Net asset value, end of period	$ 22.15	$ 15.55	$ 17.04	$ 21.94	$ 20.79
Total Return(b)	46.98%	(3.03)%	(6.21)%	15.47%	19.65%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,308,410	$973,165	$1,255,899	$1,528,575	$1,464,018
Ratios to average net assets:
Net expenses	0.88%	0.89%	0.88%	0.88%	0.88%
Gross expenses	0.88%	0.89%	0.88%	0.88%	0.88%
Net investment income	0.10%	0.33%	0.37%	0.14%	0.27%
Portfolio turnover rate	42%	31%	29%	38%	34%
Notes to Financial Highlights
(a)	Per share values have been calculated using the average share method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
The accompanying Notes are an integral part of these financial statements.
Financial Highlights	65

State Street Institutional Small-Cap Equity Fund
Financial Highlights, continued
Selected data based on a share outstanding throughout the fiscal years indicated
	Service Class
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Inception date					9/30/05
Net asset value, beginning of period	$15.53	$17.02	$21.93	$20.79	$17.98
Income/(loss) from investment operations:
Net investment income (loss)	(0.03) (a)	0.01 (a)	0.02 (a)	(0.02) (a)	0.01 (a)
Net realized and unrealized gains/(losses) on investments	7.18 (a)	(0.46) (a)	(2.05) (a)	2.95 (a)	3.41 (a)
Total income/(loss) from investment operations	7.15	(0.45)	(2.03)	2.93	3.42
Less distributions from:
Net investment income	—	0.02	0.02	—	0.01
Net realized gains	0.57	1.02	2.86	1.79	0.60
Total distributions	0.57	1.04	2.88	1.79	0.61
Net asset value, end of period	$22.11	$15.53	$17.02	$21.93	$20.79
Total Return(b)	46.60%	3.30%	(6.44)%	15.14%	19.38%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,078	$1,750	$1,937	$2,671	$2,373
Ratios to average net assets:
Net expenses	1.13%	1.14%	1.13%	1.13%	1.13%
Gross expenses	1.13%	1.14%	1.13%	1.13%	1.13%
Net investment income (loss)	(0.14)%	0.08%	0.12%	(0.11)%	0.03%
Portfolio turnover rate	42%	31%	29%	38%	34%
Notes to Financial Highlights
(a)	Per share values have been calculated using the average share method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
The accompanying Notes are an integral part of these financial statements.
66	Financial Highlights

State Street Institutional International Equity Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated
	Investment Class
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Inception date					11/25/97
Net asset value, beginning of period	$ 14.26	$ 13.42	$ 13.37	$ 13.42	$ 11.83
Income/(loss) from investment operations:
Net investment income	0.45 (a)	0.32 (a)	0.15 (a)	0.23 (a)	0.17 (a)
Net realized and unrealized gains/(losses) on investments	3.01 (a)	0.79 (a)	0.22 (a)	(0.09) (a)	1.63 (a)
Total income from investment operations	3.46	1.11	0.37	0.14	1.80
Less distributions from:
Net investment income	0.31	0.27	0.32	0.19	0.21
Total distributions	0.31	0.27	0.32	0.19	0.21
Net asset value, end of period	$ 17.41	$ 14.26	$ 13.42	$ 13.37	$ 13.42
Total Return(b)	24.53%	8.28%	3.18%	1.01%	15.58%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$101,247	$83,672	$73,060	$1,095,253	$1,213,757
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.56%	0.57%	0.57%
Gross expenses	0.66%	0.69%	0.63%	0.57%	0.57%
Net investment income	2.68%	2.39%	1.15%	1.68%	1.40%
Portfolio turnover rate	18%	25%	20%	24%	30%
Notes to Financial Highlights
(a)	Per share values have been calculated using the average share method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
The accompanying Notes are an integral part of these financial statements.
Financial Highlights	67

State Street Institutional International Equity Fund
Financial Highlights, continued
Selected data based on a share outstanding throughout the fiscal years indicated
	Service Class
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Inception date					1/3/01
Net asset value, beginning of period	$ 14.21	$ 13.37	$ 13.28	$ 13.34	$ 11.76
Income/(loss) from investment operations:
Net investment income	0.40 (a)	0.29 (a)	0.22 (a)	0.20 (a)	0.14 (a)
Net realized and unrealized gains/(losses) on investments	3.01 (a)	0.79 (a)	0.13 (a)	(0.10) (a)	1.63 (a)
Total income from investment operations	3.41	1.08	0.35	0.10	1.77
Less distributions from:
Net investment income	0.28	0.24	0.26	0.16	0.19
Total distributions	0.28	0.24	0.26	0.16	0.19
Net asset value, end of period	$ 17.34	$ 14.21	$ 13.37	$ 13.28	$ 13.34
Total Return(b)	24.17%	7.96%	3.03%	0.75%	15.33%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$12,957	$11,201	$13,228	$17,820	$18,687
Ratios to average net assets:
Net expenses	0.80%	0.80%	0.81%	0.82%	0.82%
Gross expenses	0.91%	0.94%	0.94%	0.82%	0.82%
Net investment income	2.39%	2.19%	1.80%	1.44%	1.14%
Portfolio turnover rate	18%	25%	20%	24%	30%
Notes to Financial Highlights
(a)	Per share values have been calculated using the average share method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
The accompanying Notes are an integral part of these financial statements.
68	Financial Highlights

State Street Active Core Bond Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated
	Investment Class
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Inception date					11/21/97
Net asset value, beginning of period	$ 9.88	$ 9.66	$ 9.07	$ 9.52	$ 9.67
Income/(loss) from investment operations:
Net investment income	0.15 (a)	0.21 (a)	0.27 (a)	0.26 (a)	0.24 (a)
Net realized and unrealized gains/(losses) on investments	(0.13) (a)	0.44 (a)	0.60 (a)	(0.38) (a)	(0.15) (a)
Total income/(loss) from investment operations	0.02	0.65	0.87	(0.12)	0.09
Less distributions from:
Net investment income	0.21	0.29	0.28	0.27	0.23
Net realized gains	0.13	0.14	—	0.06	0.01
Total distributions	0.34	0.43	0.28	0.33	0.24
Net asset value, end of period	$ 9.56	$ 9.88	$ 9.66	$ 9.07	$ 9.52
Total Return(b)	0.27%	6.92%	9.76%	(1.35)%	0.98%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$147,293	$133,793	$115,089	$221,201	$220,157
Ratios to average net assets:
Net expenses	0.27%	0.28%	0.26%	0.25%	0.24%
Gross expenses	0.27%	0.29%	0.26%	0.25%	0.24%
Net investment income	1.54%	2.20%	2.92%	2.83%	2.56%
Portfolio turnover rate	69% (c)	120% (d)	438%	181%	326%
Notes to Financial Highlights
(a)	Per share values have been calculated using the average share method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
(c)	The portfolio turnover calculated for the period ended 9/30/21 did not include To-Be-Announced transactions and, if it had, the portfolio turnover would have been 171%.
(d)	The portfolio turnover calculated for the period ended 9/30/20 did not include To-Be-Announced transactions and, if it had, the portfolio turnover would have been 405%.
The accompanying Notes are an integral part of these financial statements.
Financial Highlights	69

State Street Active Core Bond Fund
Financial Highlights, continued
Selected data based on a share outstanding throughout the fiscal years indicated
	Service Class
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Inception date					9/30/05
Net asset value, beginning of period	$10.14	$ 9.89	$9.28	$ 9.73	$ 9.89
Income/(loss) from investment operations:
Net investment income	0.12 (a)	0.19 (a)	0.25 (a)	0.24 (a)	0.22 (a)
Net realized and unrealized gains/(losses) on investments	(0.12) (a)	0.45 (a)	0.62 (a)	(0.38) (a)	(0.16) (a)
Total income/(loss) from investment operations	—	0.64	0.87	(0.14)	0.06
Less distributions from:
Net investment income	0.19	0.25	0.26	0.25	0.21
Net realized gains	0.13	0.14	—	0.06	0.01
Total distributions	0.32	0.39	0.26	0.31	0.22
Net asset value, end of period	$ 9.82	$10.14	$9.89	$ 9.28	$ 9.73
Total Return(b)	0.06%	6.63%	9.56%	(1.51)%	0.65%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 120	$ 362	$ 86	$ 80	$ 90
Ratios to average net assets:
Net expenses	0.52%	0.54%	0.51%	0.50%	0.49%
Gross expenses	0.52%	0.54%	0.51%	0.50%	0.49%
Net investment income	1.22%	1.94%	2.65%	2.57%	2.28%
Portfolio turnover rate	69% (c)	120% (d)	438%	181%	326%
Notes to Financial Highlights
(a)	Per share values have been calculated using the average share method.
(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
(c)	The portfolio turnover calculated for the period ended 9/30/21 did not include To-Be-Announced transactions and, if it had, the portfolio turnover would have been 171%.
(d)	The portfolio turnover calculated for the period ended 9/30/20 did not include To-Be-Announced transactions and, if it had, the portfolio turnover would have been 405%.
The accompanying Notes are an integral part of these financial statements.
70	Financial Highlights

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State Street Institutional Funds
Statements of Assets and Liabilities — September 30, 2021
	State Street Institutional U.S. Equity Fund	State Street Institutional Premier Growth Equity Fund	State Street Institutional Small-Cap Equity Fund
Assets
Investments in securities, at fair value (cost $347,985,138; $43,394,100; $870,996,384; $82,460,060 and $140,843,644, respectively)	$ 562,662,687	$ 89,727,395	$ 1,259,877,083
Investments in affiliated securities, at fair value (cost $0; $2,751,098; $0; $0 and $0, respectively)	—	3,127,271	—
Short-term affiliated investments, at fair value	9,885,922	1,877,600	49,748,651
Cash	16,223	—	143,701
Net cash collateral on deposit with broker for future contracts	610,459	125,923	2,668,623
Foreign currency (cost $0; $0; $0; $57,451 and $0, respectively)	—	—	—
Receivable for investments sold	3,029,572	245,666	5,148,157
Income receivables	457,977	11,158	641,671
Receivable for fund shares sold	29,713	189,400	28,358
Income receivable from affiliated investments	269	58	1,104
Receivable for accumulated variation margin on swap contracts	—	—	—
Total assets	576,692,822	95,304,471	1,318,257,348
Liabilities
Distribution payable to shareholders	—	—	—
Due to custodian	—	—	—
Net cash collateral on swap contracts due to broker	—	—	—
Payable for investments purchased	3,727,756	94,705	6,286,730
Payable for fund shares redeemed	—	1,872	362,409
Payable for accumulated variation margin on futures contracts	189,977	55,610	149,295
Payable to the Adviser	177,820	35,060	969,868
Accrued other expenses	212	277	463
Distribution and service fees	56	2,086	433
Total liabilities	4,095,821	189,610	7,769,198

Net Assets	$ 572,597,001	$ 95,114,861	$ 1,310,488,150
Net Assets Consist of:
Capital paid in	$ 297,742,553	$ 37,981,927	$ 760,420,966
Total distributable earnings (loss)	274,854,448	57,132,934	550,067,184
Net Assets	$ 572,597,001	$ 95,114,861	$ 1,310,488,150

Investment Class:
Net Assets	$ 572,329,479	$ 85,331,082	$ 1,308,410,237
Shares outstanding ($0.001 par value, unlimited shares authorized)	33,156,795	7,115,013	59,083,015
Net asset value, offering and redemption price per share	$ 17.26	$ 11.99	$ 22.15

Service Class:
Net Assets	$ 267,522	$ 9,783,779	$ 2,077,913
Shares outstanding ($0.001 par value, unlimited shares authorized)	14,183	845,868	93,973
Net asset value, offering and redemption price per share	$ 18.86	$ 11.57	$ 22.11
The accompanying Notes are an integral part of these financial statements.
72	Statements of Assets and Liabilities

State Street Institutional International Equity Fund	State Street Active Core Bond Fund

$ 111,901,943	$ 142,961,751
—	—
1,174,330	19,853,320
—	—
45,667	54,731
57,375	—
—	2,283
1,088,288	651,780
12,640	16,161
32	400
—	298,620
114,280,275	163,839,046

—	31
—	51,828
—	299,510
—	15,965,612
103	12,200
20,700	62,679
52,269	33,845
463	448
2,784	25
76,319	16,426,178

$ 114,203,956	$ 147,412,868

$ 78,318,032	$ 145,509,398
35,885,924	1,903,470
$ 114,203,956	$ 147,412,868

$ 101,247,291	$ 147,292,972
5,816,717	15,406,869
$ 17.41	$ 9.56

$ 12,956,665	$ 119,897
747,264	12,210
$ 17.34	$ 9.82
The accompanying Notes are an integral part of these financial statements.
Statements of Assets and Liabilities	73

State Street Institutional Funds
Statements of Operations — For the year ended September 30, 2021
	State Street Institutional U.S. Equity Fund	State Street Institutional Premier Growth Equity Fund	State Street Institutional Small-Cap Equity Fund
Investment Income
Income
Dividend	$ 6,456,726	$ 550,204	$ 12,392,077
Interest	—	—	—
Income from affiliated investments	3,566	16,217	21,519
Less: Foreign taxes withheld	(3,454)	—	(33,225)
Total income	6,456,838	566,421	12,380,371
Expenses
Advisory and administration fees	2,000,025	400,880	11,084,633
Distribution and service fees
Service Class	333	23,541	5,010
Trustees' fees	22,786	19,917	27,424
Total expenses before waivers	2,023,144	444,338	11,117,067
Less: Expenses waived or borne by the adviser	—	—	—
Total expenses	2,023,144	444,338	11,117,067
Net investment income	$ 4,433,694	$ 122,083	$ 1,263,304
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Unaffiliated investments	$ 61,292,210	$ 12,192,566	$ 183,255,219
Affiliated investments	—	226,659	—
Futures	730,226	467,541	6,737,912
Swap contracts	—	—	—
Foreign currency transactions	—	—	—
Increase (decrease) in unrealized appreciation/depreciation on:
Unaffiliated investments	70,425,533	7,845,588	249,008,630
Affiliated investments	—	137,533	—
Futures	(190,629)	(52,776)	(89,938)
Swap contracts	—	—	—
Foreign currency translations	—	—	—
Net realized and unrealized gain (loss) on investments	132,257,340	20,817,111	438,911,823
Net Increase in Net Assets Resulting from Operations	$ 136,691,034	$ 20,939,194	$ 440,175,127
The accompanying Notes are an integral part of these financial statements.
74	Statements of Operations

State Street Institutional International Equity Fund	State Street Active Core Bond Fund

$ 4,054,244	$ 12,043
—	2,597,545
488	6,159
(507,086)	—
3,547,646	2,615,747

704,197	376,610

31,796	333
20,409	20,506
756,402	397,449
(120,409)	(5,493)
635,993	391,956
$ 2,911,653	$ 2,223,791

$ 5,759,262	$ 652,754
—	—
118,420	216,591
—	685,648
46,479	—

14,114,168	(3,078,328)
—	—
(12,000)	(71,278)
—	(411,747)
(47,029)	—
19,979,300	(2,006,360)
$ 22,890,953	$ 217,431
The accompanying Notes are an integral part of these financial statements.
Statements of Operations	75

State Street Institutional Funds
Statements of Changes in Net Assets
	State Street Institutional U.S. Equity Fund		State Street Institutional Premier Growth Equity Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets
Operations:
Net investment income	$ 4,433,694	$ 4,753,464	$ 122,083	$ 513,482
Net realized gain (loss) on investments, futures, swap contracts and foreign currency transactions	62,022,436	19,852,700	12,886,766	67,955,212
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures, swap contracts and foreign currency translations	70,234,904	57,146,335	7,930,345	(31,617,714)
Net increase (decrease) from operations	136,691,034	81,752,499	20,939,194	36,850,980
Distributions to shareholders:
Total distributions
Investment Class	(23,406,981)	(26,072,740)	(8,735,337)	(122,991,014)
Service Class	(2,531)	(2,748)	(1,048,868)	(4,866,436)
Total distributions	(23,409,512)	(26,075,488)	(9,784,205)	(127,857,450)
Increase (decrease) in assets from operations and distributions	113,281,522	55,677,011	11,154,989	(91,006,470)
Share transactions:
Proceeds from sale of shares
Investment Class	22,603,685	21,263,774	2,801,546	14,487,775
Service Class	214,086	20,082	1,531,472	1,885,268
Value of distributions reinvested
Investment Class	23,158,592	25,797,811	8,735,201	122,990,094
Service Class	2,531	2,748	1,048,868	4,866,436
Cost of shares redeemed
Investment Class	(48,319,146)	(60,403,984)	(10,268,082)	(166,783,898)
Service Class	(26,642)	(19,074)	(2,653,742)	(5,426,873)
Net increase (decrease) from share transactions	(2,366,894)	(13,338,643)	1,195,263	(27,981,198)
Total increase (decrease) in net assets	110,914,628	42,338,368	12,350,252	(118,987,668)
Net Assets
Beginning of year	461,682,373	419,344,005	82,764,609	201,752,277
End of year	$ 572,597,001	$ 461,682,373	$ 95,114,861	$ 82,764,609
Changes in Fund Shares
Investment Class
Shares sold	1,450,198	1,658,150	246,456	1,177,997
Issued for distributions reinvested	1,580,791	2,034,528	846,434	12,292,292
Shares redeemed	(2,928,886)	(4,713,446)	(874,337)	(18,958,505)
Net increase (decrease) in fund shares	102,103	(1,020,768)	218,553	(5,488,216)
Service Class
Shares sold	11,659	1,303	139,140	183,138
Issued for distributions reinvested	158	199	105,097	494,189
Shares redeemed	(1,453)	(1,264)	(247,671)	(457,284)
Net increase (decrease) in fund shares	10,364	238	(3,434)	220,043
The accompanying Notes are an integral part of these financial statements.
76	Statements of Changes in Net Assets

State Street Institutional Small-Cap Equity Fund		State Street Institutional International Equity Fund		State Street Active Core Bond Fund
Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

$ 1,263,304	$ 3,612,084	$ 2,911,653	$ 2,019,931	$ 2,223,791	$ 2,611,100
189,993,131	31,647,245	5,924,161	1,363,129	1,554,993	3,113,931
248,918,692	(76,678,453)	14,055,139	3,446,769	(3,561,353)	2,066,799
440,175,127	(41,419,124)	22,890,953	6,829,829	217,431	7,791,830

(36,826,282)	(77,013,163)	(1,798,730)	(1,417,916)	(5,181,996)	(5,180,419)
(53,141)	(109,788)	(215,008)	(230,486)	(4,121)	(5,910)
(36,879,423)	(77,122,951)	(2,013,738)	(1,648,402)	(5,186,117)	(5,186,329)
403,295,704	(118,542,075)	20,877,215	5,181,427	(4,968,686)	2,605,501

67,272,135	55,256,413	1,196,174	8,611,083	16,303,707	30,031,206
300,585	301,847	61,753	182,631	6,135	292,572

36,808,062	77,013,163	1,798,165	1,417,425	5,181,903	5,170,345
53,141	109,787	215,008	230,375	4,120	5,882

(171,456,650)	(296,634,844)	(3,862,097)	(3,933,169)	(3,020,399)	(19,099,938)
(699,980)	(424,254)	(954,978)	(3,104,945)	(248,176)	(26,421)
(67,722,707)	(164,377,888)	(1,545,975)	3,403,400	18,227,290	16,373,646
335,572,997	(282,919,963)	19,331,240	8,584,827	13,258,604	18,979,147

974,915,153	1,257,835,116	94,872,716	86,287,889	134,154,264	115,175,117
$ 1,310,488,150	$ 974,915,153	$ 114,203,956	$ 94,872,716	$ 147,412,868	$ 134,154,264

3,105,436	3,511,521	71,856	604,371	1,649,677	3,070,585
1,909,132	4,426,044	114,314	98,982	533,191	536,343
(8,531,351)	(19,031,357)	(237,337)	(279,919)	(313,587)	(1,980,172)
(3,516,783)	(11,093,792)	(51,167)	423,434	1,869,281	1,626,756

13,863	18,676	3,710	13,765	617	29,044
2,755	6,306	13,695	16,121	412	589
(35,326)	(26,081)	(58,606)	(230,777)	(24,478)	(2,694)
(18,708)	(1,099)	(41,201)	(200,891)	(23,449)	26,939
The accompanying Notes are an integral part of these financial statements.
Statements of Changes in Net Assets	77

State Street Institutional Funds
Notes to Financial Statements — September 30, 2021
1. Organization of the Funds
State Street Institutional Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It is currently comprised of the following five series (each, a “Fund” and collectively, the “Funds”): State Street Institutional U.S. Equity Fund, State Street Institutional Premier Growth Equity Fund, State Street Institutional Small-Cap Equity Fund, State Street Institutional International Equity Fund and State Street Active Core Bond Fund. Each Fund presently offers two classes of shares — the Investment Class and the Service Class. The Trust expects that most of the time, each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current summary prospectus for each Fund and in the Funds' statutory prospectus). Each Fund is a diversified investment company within the meaning of the 1940 Act, except for the State Street Institutional Premier Growth Equity Fund, which is a non-diversified investment company.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
2.Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
Security Valuation Each Fund’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board of Trustees of the Trust (the “Board”). The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for overseeing the determination of the fair value of investments.
Valuation techniques used to value each Fund’s investments by major category are as follows:
•	Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.
•	Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.
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•	Rights and warrants are valued at the last reported sale price obtained from independent pricing services or brokers on the valuation date. If no price is obtained from pricing services or brokers, valuation will be based upon the intrinsic value pursuant to the valuation policy and procedures approved by the Board.
•	Government and municipal fixed income securities are generally valued using quotations from independent pricing services or brokers. Certain government inflation-indexed securities may require a calculated fair valuation as the cumulative inflation is contained within the price provided by the pricing service or broker. For these securities, the inflation component of the price is “cleaned” from the pricing service or broker price utilizing the published inflation factors in order to ensure proper accrual of income.
•	Debt obligations (including short term investments and convertible debt securities) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated prices.
•	Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.
•	Swap agreements are valued daily based upon prices supplied by Board approved pricing vendors or through brokers. Depending on the product and terms of the transaction, the value of agreements is determined using a series of techniques including valuation models that incorporate a number of market data factors, such as discounted cash flows, yields, curves, trades and values of the underlying reference instruments. In the event SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) is unable to obtain an independent, third-party valuation the agreements will be fair valued.
In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
A “significant event” is an event that the Board believes, with a reasonably high degree of certainty, has caused the closing market prices of a Fund’s portfolio securities to no longer reflect their value at the time of the Fund’s NAV calculation. Fair value may be determined using an independent fair value service under valuation procedures approved by the Board. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of foreign securities exchanges. The use of the independent fair value service or alternative fair valuation methods would result in the investments being classified within Level 2 of the fair value hierarchy.
The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
•	Level 1 — Unadjusted quoted prices in active markets for an identical asset or liability;
•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and
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•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
The value of each Fund’s investments according to the fair value hierarchy as of September 30, 2021 is disclosed in each Fund’s respective Schedule of Investments.
Investment Transactions and Income Recognition Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.
Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source, if any.
Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.
Non-cash dividends received in the form of stock are recorded as dividend income at fair value.
Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Certain Funds invest in Real Estate Investment Trusts (“REITs”). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Funds’ policy is to record all REIT distributions initially as dividend income and re-designate a portion of the capital or capital gains distributions at year end based on information provided by the REIT and/or SSGA FM’s estimates of such re-designations for which actual information has not yet been reported.
Expenses Each Fund pays a “unitary fee” to SSGA FM equivalent to the Fund’s advisory and administration fee. This fee includes all operating expenses payable by each Fund, except for fees and expenses associated with the Trust’s independent Trustees, shareholder servicing and distribution (12b-1) fees, brokerage fees and commissions, and expenses that are not normal operating expenses of the Fund (such as extraordinary expenses, interest and taxes).
Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.
Foreign Taxes The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of September 30, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.
Distributions Distributions from net investment income, if any, are declared and paid annually for all Funds except the State Street Active Core Bond Fund. The State Street Active Core Bond Fund declares them daily and pays them monthly.
Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.
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3.Securities and Other Investments
Delayed Delivery Transactions and When-Issued Securities During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund’s Schedule of Investments. A Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to such purchase commitments, a Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.
To-Be-Announced Transactions Certain Funds may seek to obtain exposure to U.S. agency mortgage pass-through securities through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, coupon, and price.
A Fund may use TBA transactions to “roll over” such agreements prior to the settlement date. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, a Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. A Fund may also enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities.
Default by or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, a Fund will enter into TBA transactions only with established counterparties. A Fund’s use of “TBA rolls” may impact portfolio turnover, transaction costs and capital gain distributions to shareholders.
4.Derivative Financial Instruments
Futures Contracts Each Fund may enter into futures contracts to meet the Fund’s objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Securities deposited, if any, are designated on the Schedules of Investments and cash deposited, if any, is included in the Net cash collateral on deposit with broker for future contracts on the Statement of Assets and Liabilities. Subsequent payments are made or received by a Fund equal to the daily change in the contract value, accumulated, exchange rates, and or other transactional fees. The accumulation of those payments are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed.
Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures
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contracts do not correlate with the movement of the assets underlying such contracts. For the fiscal year ended September 30, 2021, the following Funds entered into futures contracts for strategies listed below:
Fund	Strategies
State Street Institutional U.S. Equity Fund	Equitization of Cash
State Street Institutional Premier Growth Equity Fund	Equitization of Cash
State Street Institutional Small-Cap Equity Fund	Equitization of Cash
State Street Institutional International Equity Fund	Equitization of Cash
State Street Active Core Bond Fund	Management of Interest Rate Risk
Options on Futures Contracts Each Fund may purchase and write options, including options on futures contracts, subject to certain limitations. Writing puts and buying calls tend to increase a Fund’s exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund’s exposure to the underlying instrument. A Fund will not enter into a transaction involving options for speculative purposes. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts.
When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying instrument or the cost basis of the securities purchased is adjusted by the original premium received or paid. In return for a premium paid, call and put options on futures contracts give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price.
Credit Default Swaps During the fiscal year ended September 30, 2021, the State Street Active Core Bond Fund engaged in credit default swaps to manage credit risk. When the Fund is the buyer in a credit default swap contract, the Fund is entitled to receive the par (or other agreed upon) value (full notional value) of a referenced debt obligation (or basket of debt obligations) from the counterparty (or central clearing party (“CCP”) in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund loses its investment and recovers nothing. However, if a credit event occurs, the Fund receives full notional value for a referenced debt obligation that may have little or no value. When the Fund is the seller of a credit default swap, it receives a fixed rate of income throughout the term of the contract, provided there is no credit event. If a credit event occurs, the Fund is obligated to pay the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For
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financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swaps to determine the market value of swaps. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. Credit default swaps involve greater risks than if the Fund had invested in the referenced debt obligation directly. If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund will not earn any return on its investment. If the Fund is a seller of a credit default swap, the Fund’s risk of loss may be the entire notional amount of the swap. Swaps may also subject the Fund to the risk that the counterparty to the transaction may not fulfill its obligation. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Interest Rate Swaps Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.
The following tables summarize the value of the Funds’ derivative instruments as of September 30, 2021 and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:
Asset Derivatives
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street Active Core Bond Fund
Swap Contracts	$ —	$ —	$ 298,620	$ —	$ —	$ 298,620

Liability Derivatives
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street Institutional U.S. Equity Fund
Futures Contracts	$ —	$ —	$ —	(189,977)	$ —	$ (189,977)
State Street Institutional Premier Growth Equity Fund
Futures Contracts	$ —	$ —	$ —	$ (55,610)	$ —	$ (55,610)
State Street Institutional Small-Cap Equity Fund
Futures Contracts	$ —	$ —	$ —	(149,295)	$ —	$ (149,295)
State Street Institutional International Equity Fund
Futures Contracts	$ —	$ —	$ —	$ (20,700)	$ —	$ (20,700)
State Street Active Core Bond Fund
Futures Contracts	$ (62,679)	$ —	$ —	$ —	$ —	$ (62,679)

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Realized Gain/Loss
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street Institutional U.S. Equity Fund
Futures Contracts	$ —	$ —	$ —	$ 730,226	$ —	$ 730,226
State Street Institutional Premier Growth Equity Fund
Futures Contracts	$ —	$ —	$ —	$ 467,541	$ —	$ 467,541
State Street Institutional Small-Cap Equity Fund
Futures Contracts	$ —	$ —	$ —	6,737,912	$ —	$ 6,737,912
State Street Institutional International Equity Fund
Futures Contracts	$ —	$ —	$ —	$ 118,420	$ —	$ 118,420
State Street Active Core Bond Fund
Futures Contracts	$ 216,591	$ —	$ —	$ —	$ —	$ 216,591
Swap Contracts	(1,258)	—	686,906	—	—	685,648

Net Change in Unrealized Appreciation (Depreciation)
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street Institutional U.S. Equity Fund
Futures Contracts	$ —	$ —	$ —	(190,629)	$ —	$ (190,629)
State Street Institutional Premier Growth Equity Fund
Futures Contracts	$ —	$ —	$ —	$ (52,776)	$ —	$ (52,776)
State Street Institutional Small-Cap Equity Fund
Futures Contracts	$ —	$ —	$ —	$ (89,938)	$ —	$ (89,938)
State Street Institutional International Equity Fund
Futures Contracts	$ —	$ —	$ —	$ (12,000)	$ —	$ (12,000)
State Street Active Core Bond Fund
Futures Contracts	$ (71,278)	$ —	$ —	$ —	$ —	$ (71,278)
Swap Contracts	—	—	(411,747)	—	—	(411,747)
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5.Fees and Transactions with Affiliates
Advisory Fee SSGA FM, a registered investment adviser, was retained by the Board to act as investment adviser and administrator of each Fund. SSGA FM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of each Fund. The Management Fee is stated in the following schedule:
Fund	Average Daily Net Assets of the Fund	Management Fee
State Street Institutional U.S. Equity Fund	First $25 million	0.55%
	Next $25 million	0.45%
	Over $50 million	0.35%
State Street Institutional Premier Growth Equity Fund	First $25 million	0.55%
	Next $25 million	0.45%
	Over $50 million	0.35%
State Street Institutional Small-Cap Equity Fund	First $250 million	0.95%
	Next $250 million	0.90%
	Over $500 million	0.85%
State Street Institutional International Equity Fund	First $25 million	0.75%
	Next $50 million	0.65%
	Over $75 million	0.55%
State Street Active Core Bond Fund	First $25 million	0.35%
	Next $25 million	0.30%
	Next $50 million	0.25%
	Over $100 million	0.20%
Each Fund’s Management Fee is a “unitary” fee that includes all operating expenses payable by the Fund, except for fees and expenses associated with the Independent Trustees, shareholder servicing and distribution (12b-1) fees, brokerage fees and commissions, and expenses that are not normal operating expenses of the Fund (such as extraordinary expenses, interest and taxes).
SSGA FM is contractually obligated, until January 31, 2022 (i) to waive up to the full amount of the advisory fee payable by the State Street Institutional International Equity Fund and/or (ii) to reimburse the Fund for expenses to the extent that the Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, and certain class specific expenses, such as distribution and shareholder servicing fees) exceed 0.55% of average daily net assets on an annual basis. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to January 31, 2022, except with approval of the Board.
SSGA FM is contractually obligated until January 31, 2022 to waive its management fee and/or reimburse certain expenses for the State Street Active Core Bond Fund, in an amount equal to any acquired fund fees and expenses (“AFFEs”), excluding AFFEs derived from the Fund’s holdings in acquired funds for cash management purposes, if any. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to January 31, 2022 except with approval of the Board.
Amounts waived or reimbursed are included in the respective Statements of Operations.
Distribution and Shareholder Servicing Fees The Funds have adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Service Class shares of each Fund. Each Fund pays State Street Global Advisors Funds Distributors, LLC (“SSGA FD”), the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of 0.25% of the average daily net assets of such Fund attributable to the Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.
Due to Custodian In certain circumstances, the Funds may have cash overdrafts with the custodian due to expense payments, capital transactions, trading of securities, investment operations or derivative transactions.
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The Due to Custodian amount, if any, reflects cash overdrawn with State Street Bank and Trust Company, as custodian, who is an affiliate of the Funds.
Other Transactions with Affiliates The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the fiscal year ended September 30, 2021 are disclosed in the Schedules of Investments.
6.Sub-Advisory Fees
Pursuant to investment sub-advisory agreements with SSGA FM, the assets of the State Street Institutional Small-Cap Equity Fund are allocated to and managed by each of the following sub-advisers: (i) Palisade Capital Management, L.L.C.; (ii) Champlain Investment Partners, LLC; (iii) Riverbridge Partners LLC; (iv) Kennedy Capital Management, Inc.; and (v) SouthernSun Asset Management, LLC. SSGA FM is responsible for allocating the State Street Institutional Small-Cap Equity Fund’s assets among the sub-advisers in its discretion (“Allocated Assets”), and for managing the State Street Institutional Small-Cap Equity Fund’s cash position, while each subadviser is responsible for the day-to-day management of their portion of the Allocated Assets, under the general supervision and oversight of SSGA FM and the Board. For their services, SSGA FM pays each sub-adviser an investment sub-advisory fee, which is calculated as a percentage of the average daily net assets of the respective Allocated Assets that it manages.
Riverbridge Partners, LLC replaced GlobeFlex Capital, L.P. as a sub-adviser effective July 1, 2021.
7.Trustees' Fees
Effective May 24, 2021, the fees and expenses of the Independent Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
8.Investment Transactions
Purchases and sales of investments (excluding in-kind transactions, short term investments and derivative contracts) for the fiscal year ended September 30, 2021 were as follows:
	U.S. Government Obligations		Other Securities
Fund	Purchases	Sales	Purchases	Sales
State Street Institutional U.S. Equity Fund	$ —	$ —	$185,154,545	$209,662,390
State Street Institutional Premier Growth Equity Fund	—	—	23,796,896	33,100,090
State Street Institutional Small-Cap Equity Fund	—	—	491,222,366	581,736,360
State Street Institutional International Equity Fund	—	—	18,442,546	18,632,113
State Street Active Core Bond Fund	55,540,068	44,554,837	38,520,618	40,857,923
9.Income Tax Information
The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.
The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Funds' tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
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Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.
Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on NAVs or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, foreign currency gains and losses, paydown gains and losses, futures contracts, swap contracts, straddle loss deferrals, capital gain taxes, return of capital adjustments, wash sale loss deferrals and amortization and accretion of premium and discount for financial statement purposes.
The tax character of distributions paid during the year ended September 30, 2021 was as follows:
Fund	Ordinary Income	Long-Term Capital Gains	Total
State Street Institutional U.S. Equity Fund	$6,558,470	$16,851,042	$23,409,512
State Street Institutional Premier Growth Equity Fund	374,542	9,409,663	9,784,205
State Street Institutional Small-Cap Equity Fund	4,283,820	32,595,603	36,879,423
State Street Institutional International Equity Fund	2,013,738	—	2,013,738
State Street Active Core Bond Fund	5,186,117	—	5,186,117
The tax character of distributions paid during the year ended September 30, 2020 were as follows:
Fund	Ordinary Income	Long-Term Capital Gains	Total
State Street Institutional U.S. Equity Fund	$5,521,133	$ 20,554,355	$ 26,075,488
State Street Institutional Premier Growth Equity Fund	4,048,192	123,809,258	127,857,450
State Street Institutional Small-Cap Equity Fund	4,644,123	72,478,828	77,122,951
State Street Institutional International Equity Fund	1,648,402	—	1,648,402
State Street Active Core Bond Fund	5,186,329	—	5,186,329
At September 30, 2021, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Tax Exempt Income	Capital Loss Carryforwards	Undistributed long term gain	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
State Street Institutional U.S. Equity Fund	$ 8,781,133	$—	$—	$ 53,204,500	$212,868,815	$—	$274,854,448
State Street Institutional Premier Growth Equity Fund	240,135	—	—	10,732,356	46,160,443	—	57,132,934
State Street Institutional Small-Cap Equity Fund	57,480,540	—	—	120,023,958	372,562,686	—	550,067,184
State Street Institutional International Equity Fund	3,413,428	—	—	3,499,085	28,973,411	—	35,885,924
State Street Active Core Bond Fund	276,510	—	—	122,381	1,504,610	—	1,903,501
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Notes to Financial Statements, continued — September 30, 2021
As of September 30, 2021, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:
Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
State Street Institutional U.S. Equity Fund	$359,679,794	$217,165,429	$ 4,296,614	$212,868,815
State Street Institutional Premier Growth Equity Fund	48,516,197	46,806,806	646,363	46,160,443
State Street Institutional Small-Cap Equity Fund	936,913,425	403,747,405	31,184,719	372,562,686
State Street Institutional International Equity Fund	84,079,307	31,846,253	2,869,999	28,976,254
State Street Active Core Bond Fund	161,233,171	2,629,686	1,125,076	1,504,610
10.Line of Credit
The Funds and other affiliated funds (each, a “Participant” and collectively, the “Participants”) have access to $200 million of a $500 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2022 unless extended or renewed.
The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1.25% plus the New York Fed Bank Rate.
The Funds had no outstanding loans as of September 30, 2021.
11.Risks
Concentration Risk As a result of a Fund's ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of a Fund's investments more than if a Fund was more broadly diversified.
Interest Rate Risk Is the risk that fixed income securities will decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of a Fund’s investments.
Foreign and Emerging Markets Risk Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which a Fund invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that a Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.
Credit Risk A Fund may be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.
Market Risk A Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely
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Notes to Financial Statements, continued — September 30, 2021 affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a Fund and its investments.
An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in a global pandemic and major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.
12.Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The relief provided is temporary and generally cannot be applied to contract modifications that occur after December 31, 2022, or hedging relationships entered into or evaluated after that date. However, the FASB has indicated that it will revisit the sunset date in Topic 848 after the LIBOR administrator makes a final decision on a phaseout date. On November 30, 2020, the LIBOR administrator proposed extending the publication of the overnight and the one-, three-, six- and 12-month USD LIBOR settings through June 30, 2023, when many existing contracts that reference LIBOR will have expired. Management is currently evaluating the impact of the guidance.
This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the NAV of each Fund. With respect to each Fund’s results of operations, amortization of premium to first call date accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.
13.Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.
Notes to Financial Statements	89

State Street Institutional Funds
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of State Street Institutional Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of State Street Institutional Funds (the “Trust”) (comprising, respectively, State Street Institutional U.S Equity Fund, State Street Institutional Premier Growth Equity Fund, State Street Institutional Small-Cap Equity, State Street Institutional International Equity Fund and State Street Active Core Bond Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of September 30, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising State Street Institutional Funds at September 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
November 24, 2021
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Other Information — September 30, 2021 (Unaudited)
Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2021.
Dividends Received Deduction
Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.
Qualified Business Income Deduction
Each Fund reports the maximum amount allowable of qualified REIT dividends eligible for the qualified business income deduction under Section 199A.
Qualified Dividend Income
A portion of dividends distributed by the Funds during the fiscal year ended September 30, 2021 is considered qualified dividend income and are eligible for reduced tax rates. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Capital Gain Dividend
Long term capital gain dividends were paid from the Funds during the year ended September 30, 2021:
Amount
State Street Institutional U.S. Equity Fund	$16,851,042
State Street Institutional Premier Growth Equity Fund	9,409,663
State Street Institutional Small-Cap Equity Fund	32,595,603
Foreign Tax Credit
The Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by each Fund to its shareholders. For the year ended September 30, 2021, the total amount of foreign taxes that will be passed through are:
Amount
State Street Institutional International Equity Fund	$69,780
The amount of foreign source income earned on the following Fund during the year ended September 30, 2021 was as follows:
Amount
State Street Institutional International Equity Fund	$4,054,802
Proxy Voting Policies and Procedures and Record
A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-242-0134, (ii) on the Funds' website at http://www.ssga.com and (iii) on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-800-242-0134 (toll free), and (2) on the website of the SEC at www.sec.gov.
Quarterly Portfolio Schedule
Following the Funds' first and third fiscal quarter-ends, a complete schedule of investments is filed with the SEC as an exhibit to their reports on Form N-PORT, which can be found on the Funds' website at www.ssga.com and SEC’s website at www.sec.gov. The Funds' schedules of investments are available upon request, without charge, by calling 1-800-242-0134.
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TRUSTEE CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS1
Overview of the Contract Review Process
Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement between a mutual fund and its investment adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees or its shareholders, and by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.2
Consistent with these requirements, the Board of Trustees (the “Board”) of the State Street Institutional Funds (the “Trust”) met telephonically or by videoconference on April 7, 2021 and May 24-25, 2021 (in reliance on the Orders), including in executive sessions attended by the Independent Trustees, to consider a proposal to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), the continuation of the investment advisory agreement (the “Advisory Agreement”) with SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), and the sub-advisory agreements (each, a “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”) by and among SSGA FM, the Trust on behalf of the State Street Institutional Small-Cap Equity Fund (the “Institutional Small-Cap Equity Fund”), and each of Champlain Investment Partners, LLC, Kennedy Capital Management, Inc., Palisade Capital Management, LLC and SouthernSun Asset Management, LLC (collectively, the “Sub-Advisers”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and Sub-Advisers and others reasonably necessary to permit the Board to evaluate the proposal fully. The Independent Trustees were separately represented by counsel who are independent of the Adviser and Sub-Advisers in connection with their consideration of approval of the Agreements. Following the April 7, 2021 meeting, the Independent Trustees submitted questions and requests for additional information to management, and considered management’s responses thereto prior to and at the May 24-25, 2021 meeting. The Independent Trustees considered, among other things, the following:

1  The Independent Trustees have identified numerous relevant issues, factors and concerns ("issues, factors and concerns") that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the "annual review process"). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the "special meeting"). Due to the ongoing Coronavirus Disease 2019 (also known as “COVID-19”) pandemic, the special meeting for calendar year 2021 was held telephonically. At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustees before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

2  On March 25, 2020 and June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued exemptive orders (the “Orders”) pursuant to Sections 6(c) and 38(a) of the 1940 Act, that temporarily exempt registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Orders are ratified at the next in-person meeting. The Board of the Trust determined that reliance on the Orders was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the May 24-25, 2021 meeting was held telephonically in reliance on the Orders.
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Information about Performance, Expenses and Fees
•	A report prepared by an independent third-party provider of investment company data, which includes for each Fund:
○	Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2020, to the performance of an appropriate benchmark constructed by Broadridge Financial Solutions, Inc., the successor to Lipper Inc. (“Broadridge”) for the Fund (the “Lipper Index”) and/or a universe of other mutual funds with similar investment objectives and policies (the “Performance Group” and/or the “Performance Universe”);
○	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent third-party data provider (the “Expense Group” and/or “Expense Universe”);
○	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five calendar years; and
○	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.
•	Comparative information concerning fees charged by the Adviser and Sub-Advisers for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds, as applicable; and
•	Profitability analyses for (a) the Adviser and Sub-Advisers with respect to each applicable Fund and (b) affiliates of SSGA FM that provide services to the Funds (“Affiliated Service Providers”).
Information about Portfolio Management
•	Descriptions of the investment management services provided by the Adviser and Sub-Advisers, including their investment strategies and processes;
•	Information concerning the allocation of brokerage; and
•	Information regarding the procedures and processes used to value the assets of the Funds.
Information about the Adviser and Sub-Advisers
•	Reports detailing the financial results and condition of SSGA FM and its affiliates, as well as of the Sub-Advisers;
•	Descriptions of the qualifications, education and experience of the individual investment and other professionals responsible for managing the portfolios of the Funds and for Fund operations;
•	Information relating to compliance with and the administration of the Codes of Ethics adopted by the Adviser and Sub-Advisers;
•	Information about the Adviser’s and each Sub-Adviser’s proxy voting policies and procedures and information regarding the Adviser’s and each Sub-Adviser’s practices for overseeing proxy vendors;
•	Information concerning the resources devoted by the Adviser and Sub-Advisers to overseeing compliance by the Funds and their service providers, including information concerning compliance with investment policies and restrictions and other operating policies of the Funds;
•	A description of the adequacy and sophistication of the Adviser’s and Sub-Advisers’ technology and systems with respect to investment and administrative matters and a description of any material improvements or changes in technology or systems in the past year;
•	A description of the business continuity and disaster recovery plans of the Adviser and Sub-Advisers; and
•	Information regarding the Adviser’s and Sub-Advisers’ risk management processes.
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Other Relevant Information
•	Information concerning the nature, extent, quality and cost of services provided to the Funds by SSGA FM in its capacity as the Fund’s administrator (the “Administrator”);
•	Information concerning the nature, extent, quality and cost of various non-investment management services provided to the Funds by affiliates of the Adviser, including the custodian, sub-administrator and fund accountant of the Funds, as applicable, and the role of the Adviser in managing the Funds’ relationship with these service providers;
•	Copies of the Advisory Agreement and Sub-Advisory Agreements and agreements with other service providers of the Funds;
•	Responses to a letter from independent legal counsel to the Independent Trustees (“Independent Counsel”), reviewed prior to such date by Independent Counsel, requesting specific information from each of:
○	SSGA FM, in its capacity as the Funds’ Adviser and Administrator, with respect to its operations relating to the Funds and its approximate profit margins from such operations for the calendar year ended December 31, 2020; and the relevant operations of other Affiliated Service Providers to the Funds, together with their approximate profit margins from such relevant operations for the calendar year ended December 31, 2020;
○	The Sub-Advisers, with respect to their operations relating to the Institutional Small-Cap Equity Fund and their approximate profitability from such operations for the calendar year ended December 31, 2020;
○	State Street Bank and Trust Company (“State Street”), the sub-administrator, custodian, and fund accountant for the Funds, with respect to its operations relating to the Funds; and
○	State Street Global Advisors Funds Distributors, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under Rule 12b-1 of the 1940 Act;
•	Information from SSGA FM, State Street, the Distributor and the Sub-Advisers with respect to the Funds, as applicable, providing any material changes to the previous information supplied in response to the letter from Independent Counsel prior to the executive session of the Board on May 24-25, 2021;
•	Materials provided by Broadridge, circulated to the Independent Trustees and to Independent Counsel; and
•	A summary of the foregoing materials prepared by Independent Counsel.
In addition to the information identified above, the Board considered information provided from time to time by the Adviser and Sub-Advisers, and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser and Sub-Advisers relating to the performance of the Funds, as applicable, and the investment strategies used in pursuing each Fund’s investment objective.
The Independent Trustees were assisted throughout the contract review process by their Independent Counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Agreements, and the weight to be given to each such factor. The conclusions reached with respect to the Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.
Results of the Process
Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on May 24-25, 2021 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Agreements effective June 1, 2021, for an additional year with respect to all Funds.
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Nature, Extent and Quality of Services
In considering whether to approve the Agreements, the Board evaluated the nature, extent and quality of services provided to each applicable Fund by the Adviser and Sub-Advisers.
The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Adviser to the evaluation of a portfolio’s quality distribution and sector and interest rate exposure. For the Institutional Small-Cap Equity Fund, the Board considered the Adviser’s process used for overseeing multiple sub-advisers. The Board considered the extensive experience and resources committed by the Adviser to risk management, including with respect to investment risk, liquidity risk, operational risk, counterparty risk and model risk. Further, the Board considered material enhancements made to the risk management processes and systems over the past year. The Trustees also considered the significant risks assumed by the Adviser in connection with the services provided to the Funds, including reputational and entrepreneurial risks. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management, as well as the Adviser’s succession planning process.
The Board had previously reviewed the compliance programs of SSGA FM and various Affiliated Service Providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the performance of certain portions of the business continuity plan which have been invoked in response to the COVID-19 pandemic.
In connection with their consideration of the services provided by each of the Sub-Advisers, the Board considered each Sub-Adviser’s attributes relating to its investment philosophy oriented toward long-term performance, its process for selecting investments, its experienced professionals, access to significant technological resources and a favorable history and reputation. The Board also considered the review process undertaken by SSGA FM and SSGA FM’s favorable assessment of the nature and quality of the investment sub-advisory services provided by each Sub-Adviser to the Institutional Small-Cap Equity Fund. The Board also considered the Institutional Small-Cap Equity Fund’s multi-manager structure and how each Sub-Adviser’s approach to small-cap investing fits within the Institutional Small-Cap Equity Fund’s overall strategy.
On the basis of the foregoing and other relevant information, the Board concluded that the Adviser and each Sub-Adviser can be expected to continue to provide high quality investment management and related services for the Funds.
Fund Performance
The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2020. For purposes of these comparisons the Independent Trustees relied extensively on the Performance Group, Performance Universe and Lipper Index and the analyses of the related data provided by Broadridge. Among other information, the Board considered the following performance information in its evaluation of each Fund:
State Street Active Core Bond Fund. The Board considered that the Fund’s performance was below the median of its Performance Group for the 1- and 3-year periods and was above the median of its Performance Group for the 5- and 10-year periods. The Board also considered that the Fund’s performance was below the median of its Performance Universe for the 1-year period, was equal to the median of its Performance Universe for the 3-year period, and was
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above the median of its Performance Universe for the 5- and 10-year periods. The Board also considered that the Fund’s performance was below its Lipper Index for the 1-, 3- and 5-year periods and was above its Lipper Index for the 10-year period.
State Street Institutional Premier Growth Equity Fund. The Board considered that the Fund’s performance was equal to the median of its Performance Group for the 1-year period, was below the median of its Performance Group for the 3-year period, and was above the median of its Performance Group for the 5- and 10-year periods. The Board also considered that the Fund’s performance was below the median of its Performance Universe for the 1-year period and was above the median of its Performance Universe for the 3-, 5- and 10-year periods. The Board also considered that the Fund’s performance was below its Lipper Index for the 1-, 3- and 5-year periods and was above its Lipper Index for the 10-year period. The Board also took into account steps management is taking to improve the Fund’s performance.
State Street Institutional International Equity Fund. The Board considered that the Fund’s performance was below the medians of its Performance Group and Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also considered that the Fund’s performance was below its Lipper Index for the 1-, 3-, 5- and 10-year periods. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance.
State Street Institutional U.S. Equity Fund. The Board considered that the Fund’s performance was above the medians of its Performance Group and Performance Universe and its Lipper Index for the 1-, 3-, 5- and 10-year periods.
State Street Institutional Small-Cap Equity Fund. The Board considered that the Fund’s performance was above the medians of its Performance Group and Performance Universe and its Lipper Index for the 1-, 3-, 5- and 10-year periods.
On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory or is being appropriately monitored and/or addressed by management.
Management Fees and Expenses
The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers, if any, as well as the fees paid to each of the Sub-Advisers by the Adviser, which reduced the net management fees retained by the Adviser. For the Institutional Small-Cap Equity Fund, the Board also reviewed (i) the allocation of the total advisory fees between SSGA FM and the Sub-Advisers, and (ii) the services required of SSGA FM to oversee the Sub-Advisers for those services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, including the portion attributable to administrative services provided by SSGA FM (both before and after giving effect to any expense caps), as compared to its Expense Group and Expense Universe, as constructed by Broadridge, and the related Broadridge analysis for each of the Funds. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Adviser and Sub-Advisers to the fees charged and services provided to other clients of the Adviser and Sub-Advisers, including institutional accounts, as applicable. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of certain Funds to limit the total expenses borne by shareholders of such Funds. SSGA FM reviewed with the Board the Funds’ unitary fee structure where SSGA FM (and not the Funds) bears most of the Funds’ operating expenses, therefore affecting SSGA FM’s profitability. The Board also considered that the sub-advisory fees are paid by the Adviser out of its advisory fees it receives from the Funds and are not paid by the Funds. Among other information, the Board considered the following expense information in its evaluation of each Fund:
State Street Active Core Bond Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.
State Street Institutional Premier Growth Equity Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.
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State Street Institutional International Equity Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.
State Street Institutional U.S. Equity Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.
State Street Institutional Small-Cap Equity Fund. The Board considered that the Fund’s actual management fee was above the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe. The Board considered management’s discussion of the Fund’s expenses.
On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser and Sub-Advisers, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of the Expense Group and Expense Universe and are reasonable in relation to the services provided.
Profitability
The Board reviewed the level of profits realized by the Adviser and its affiliates and the Sub-Advisers in providing investment advisory and other services to each applicable Fund and to all funds within the fund complex. The Board considered other direct and indirect benefits received by SSGA FM and Affiliated Service Providers and the Sub-Advisers in connection with their relationships with the applicable Funds, including, where applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board further considered the profitability of each of the Affiliated Service Providers with respect to their services to the Funds and/or fund complex. The Board also considered the various risks borne by SSGA FM and State Street in connection with their various roles in servicing the Funds, including reputational and entrepreneurial risks.
The Board concluded that the profitability of the Adviser with respect to the Funds, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Funds, were reasonable in relation to the services provided.
The Board also considered that the sub-advisory fee rate under each Sub-Advisory Agreement was negotiated with each Sub-Adviser at arm’s length. In considering the profitability to each Sub-Adviser in connection with its relationship to the applicable Fund, the Trustees noted that the fees under the Sub-Advisory Agreement are paid by the Adviser out of the advisory fees that the Adviser receives from the Fund. For these reasons, the Board concluded that the profitability of each Sub-Adviser from its relationship with the Fund was not material to their deliberations with respect to the consideration of approval of the applicable Sub-Advisory Agreement.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board noted that the advisory fee for each Fund contains breakpoints. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Adviser and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparative management fee and expense ratio of each Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that additional breakpoints in such fees should be implemented for any Fund at this time. The Board noted that the fees under the Sub-Advisory Agreements are paid by the Adviser out of the advisory fees that the Adviser receives under the Advisory Agreement. Therefore, the Board concluded that the
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Other Information, continued — September 30, 2021 (Unaudited)
potential for economies of scale in each Sub-Adviser’s management of the Institutional Small-Cap Equity Fund is not a material factor to the approval of the Sub-Advisory Agreements.
Conclusions
In reaching its decision to approve the Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Trustees, concluded that the Adviser and Sub-Advisers possess the capability and resources to perform the duties required of them under the Agreements.
Further, based upon its review of the Agreements, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Agreement and Sub-Advisory Agreements are reasonable, fair, and in the best interests of each Fund and its respective shareholders, and (2) the rates payable under the Advisory Agreement and Sub-Advisory Agreements are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.
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STATE STREET INSTITUTIONAL SMALL-CAP EQUITY FUND
TRUSTEE CONSIDERATIONS IN APPROVING INVESTMENT SUB-ADVISORY AGREEMENT
Overview of the Contract Approval Process
Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement or investment sub-advisory agreement must be approved by the fund’s board of trustees or its shareholders, and by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.1
Consistent with these requirements, the Board of Trustees (the “Board”) of the State Street Institutional Funds (the “Trust”) met telephonically or by videoconference on April 7, 2021 (in reliance on the Orders), including in an executive session attended by the Independent Trustees, to consider a proposal to approve, with respect to the State Street Institutional Small-Cap Equity Fund (the Fund”), a series of the Trust, the approval of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) and Riverbridge Partners, LLC (the “Sub-Adviser”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and Sub-Adviser reasonably necessary to permit the Board to evaluate the proposal fully. The Independent Trustees were separately represented by counsel who are independent of the Adviser and Sub-Adviser in connection with their consideration of approval of the Sub-Advisory Agreement. The Independent Trustees considered, among other things, the following:
Information about Performance, Expenses and Fees
•	Performance information for the strategy proposed to be used by the Sub-Adviser for its sleeve of the Fund;
•	Information comparing the Fund’s investment advisory fee and total expense ratio, of which the Sub-Adviser’s fee is a part, to a relevant peer group, including comparative fee and expense data provided by Broadridge Financial Solutions, Inc., an independent third-party provider of mutual fund data;
•	Comparative information regarding fees charged by the Sub-Adviser for managing other accounts using investment strategies and techniques similar to those used in managing the Fund, as applicable; and
•	A profitability estimate provided by the Sub-Adviser with respect to its anticipated management of the Fund.
Information about Portfolio Management
•	Descriptions of the investment management services to be provided by the Sub-Adviser, including its investment strategies and processes; and
•	Information concerning the allocation of brokerage.
Information about the Sub-Adviser
•	Reports detailing the financial results and condition of the Sub-Adviser;
•	Descriptions of the qualifications, education and experience of the individual investment and other professionals responsible for managing the portfolio of the Fund and for Fund operations;
•	Information relating to compliance with and the administration of the Code of Ethics adopted by the Sub-Adviser;
•	Information about the Sub-Adviser’s proxy voting policies and procedures;
1 On March 25, 2020 and June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued exemptive orders (the “Orders”) pursuant to Sections 6(c) and 38(a) of the 1940 Act, that temporarily exempt registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Orders are ratified at the next in-person meeting. The Board of the Trust determined that reliance on the Orders was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the April 7, 2021 meeting was held telephonically in reliance on the Orders.
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•	Information concerning the resources to be devoted by the Sub-Adviser to overseeing compliance by the Fund, including information concerning compliance with investment policies and restrictions and other operating policies of the Fund;
•	A description of the adequacy and sophistication of the Sub-Adviser’s technology and systems;
•	A description of the business continuity and disaster recovery plans of the Sub-Adviser; and
•	Information regarding the Sub-Adviser’s risk management processes.
•	A copy of the proposed Sub-Advisory Agreement.
In addition to the information identified above, the Board also considered information provided by the Adviser regarding the proposed appointment of the Sub-Adviser to the Fund at its meeting held on February 8-9, 2021. Representatives from the Sub-Adviser also attended the April 7, 2021 meeting and provided a presentation on the proposed strategy for the Fund and responded to questions from the Independent Trustees regarding their firm and the proposed strategy.
The Independent Trustees were assisted throughout the contract approval process by their Independent Counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Sub-Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the Fund.
Results of the Process
Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on April 7, 2021 the Board, including a majority of the Independent Trustees, voted to approve the Sub-Advisory Agreement for an initial two-year period.
Nature, Extent and Quality of Services
In considering whether to approve the Sub-Advisory Agreement, the Board evaluated the nature, extent and quality of services to be provided to the Fund by the Sub-Adviser.
The Board considered the Sub-Adviser’s management capabilities and investment process with respect to the types of investments to be held by the Fund, including the experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board considered the Adviser’s process used for overseeing the Sub-Adviser. The Board considered the Sub-Adviser’s risk management processes.
The Board considered the Sub-Adviser’s compliance program. The Board also considered the Sub-Adviser’s business continuity plan and its ability to operate during the COVID-19 pandemic.
In connection with their consideration of the services to be provided by the Sub-Adviser, the Board considered the Sub-Adviser’s attributes relating to its investment philosophy, its process for selecting investments, its experienced professionals, access to significant technological resources and a favorable history and reputation. The Board also considered the review process undertaken by SSGA FM and SSGA FM’s favorable assessment of the nature and quality of the investment sub-advisory services to be provided by the Sub-Adviser to the Fund. The Board also considered the Fund’s multi-manager structure and how the Sub-Adviser’s approach to small-cap investing fits within the Fund’s overall strategy.
On the basis of the foregoing and other relevant information, the Board concluded that the Sub-Adviser can reasonably be expected to provide high quality investment management and related services for the Fund.
Fund Performance
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The Board reviewed information provided by the Adviser and the Sub-Adviser regarding the Sub-Adviser’s performance managing the Small Cap Growth strategy it is proposing to use for the Fund. The Board noted the Sub-Adviser’s favorable performance relative to the Russell 2000 Growth Index over both shorter and longer time periods, as well as to the current sleeve for which it is proposed the Sub-Adviser will assume management.
On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Sub-Adviser is satisfactory.
Sub-Advisory Fee
The Board reviewed the sub-advisory fee proposed to be paid by SSGA FM to the Sub-Adviser. The Board also reviewed (i) the allocation of the total advisory fees between SSGA FM and the Sub-Adviser, and (ii) the services required of SSGA FM to oversee the Sub-Adviser for those services. The Board also considered the comparability of the proposed fees charged and the services proposed to be provided to the Fund by the Sub-Adviser to the fees charged and services provided to other clients of the Sub-Adviser, including institutional accounts, as applicable. The Board also considered that the sub-advisory fee is paid by SSGA FM out of its advisory fee it receives from the Fund and is not paid by the Fund. The Board also considered that the sub-advisory fee was the product of an arm’s length negotiation between SSGA FM and the Sub-Adviser.
On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services to be provided by the Sub-Adviser, the Board concluded that the proposed sub-advisory fee to be paid by the Adviser to the Sub-Adviser was reasonable.
Profitability
The Board reviewed information provided by the Sub-Adviser with respect to its anticipated profitability with respect to its management of the Fund. The Board also considered that the sub-advisory fee rate was negotiated with the Sub-Adviser at arm’s length. In considering the anticipated profitability to the Sub-Adviser in connection with its relationship to the Fund, the Trustees noted that the fees under the Sub-Advisory Agreement will be paid by the Adviser out of the advisory fees that the Adviser receives from the Fund. For these reasons, the Board concluded that the anticipated profitability of the Sub-Adviser from its relationship with the Fund was not material to their deliberations with respect to the consideration of approval of the Sub-Advisory Agreement.
Economies of Scale
The Board noted that the fees under the Sub-Advisory Agreement are paid by the Adviser out of the advisory fees that the Adviser receives under the Advisory Agreement. Therefore, the Board concluded that the potential for economies of scale in the Sub-Adviser’s management of the Fund is not a material factor to the approval of the Sub-Advisory Agreement.
Conclusions
In reaching its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Trustees, concluded that the Sub-Adviser possesses the capability and resources to perform the duties required of it under the Sub-Advisory Agreement.
Further, based upon its review of the Sub-Advisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Sub-Advisory Agreement are reasonable, fair, and in the best interests of the Fund and its shareholders, and (2) the rates payable under the Sub-Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.
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TRUSTEES AND OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Michael F. Holland c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1944	Trustee and Co-Chairperson of the Board	Term: Until successor is elected and qualified Elected: 1/19	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	62	Director, the Holland Series
Fund, Inc.; Director, The China
Fund, Inc. (1992 – 2017);
Director, The Taiwan Fund,
Inc. (2007 – 2017); Director,
Reaves Utility Income Fund,
Inc.; and Director, Blackstone/
GSO Loans (and Real Estate)
					Funds.

Patrick J. Riley c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1948	Trustee and Co-Chairperson of the Board	Term: Until successor is elected and qualified Elected: 1/19	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 – 2019, Independent Director, SSGA Qualified Funds PLC.	62	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).

John R. Costantino c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Chairperson of the Qualified Legal Compliance Committee	Term: Until successor is elected and qualified Elected: 1997	Senior Advisor to NGN Capital LLC (December 2019 – Present); Managing General Partner, NGN Capital LLC (2006 – December 2019); and Managing Director, Vice President of Walden Capital Management (1996 – present).	62	Director of Kleinfeld Bridal
Corp. (March 2016 – present);
Trustee of Neuroscience
Research Institute (1986 –
present); Trustee of Fordham
University (1989 – 1995 and
2001 – 2007) and Trustee
Emeritus (2007 – present);
Trustee of GE Funds (1993 –
February 2011); Director of
Artes Medical (2006 – 2008);
and Trustee of Gregorian
University Foundation (1992 –
					2007).
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Other Information, continued — September 30, 2021 (Unaudited)
Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)

Donna M. Rapaccioli c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1962	Trustee and Chairperson of the Audit Committee	Term: Until successor is elected and qualified Appointed: 1/12 Elected: 6/16	Dean of the Gabelli School of Business (2007 – present) and Accounting Professor (1987 – present) at Fordham University.	62	Director- Graduate Management Admissions Council (2015 – present); Trustee of Emmanuel College (2010 – 2019).

Richard D. Shirk c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1945	Trustee and Chairperson of the Nominating Committee Chairperson of the Governance Committee	Term: Until successor is elected and qualified Elected: 1/19	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare).	62	1998 to December 2008,
Chairman, Board Member and
December 2008 to Present,
Investment Committee
Member, Healthcare Georgia
Foundation (private
foundation); September 2002
to 2012, Lead Director and
Board Member, Amerigroup
Corp. (managed health care);
1999 to 2013, Board Member
and (since 2001) Investment
Committee Member, Woodruff
Arts Center; and 2003 to 2009,
Trustee, Gettysburg College;
Board member, Aerocare
Holdings, Regenesis
					Biomedical Inc.

Michael A. Jessee c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Chairperson of the Valuation Committee	Term: Until successor is elected and qualified Elected: 1/19	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	62	None.
INTERESTED TRUSTEES(1)
Ellen M. Needham(2) SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Trustee and President	Term: Until successor is elected and qualified Elected: 1/19	Chairman, SSGA Funds Management, Inc. (March 2020 – present); President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017 – present).*	62	None.
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Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEES(1) (continued)

Jeanne M. La Porta(2) SSGA Funds Management, Inc. 1600 Summer St. Stamford, CT 06905 YOB: 1965	Trustee	Term: Until successor is elected and qualified Appointed: 3/14 Elected: 6/16	Senior Managing Director at
State Street Global Advisors
(July 2010- present);
Manager of State Street
Global Advisors Funds
Distributors, LLC (May 2017 –
present); Director of SSGA
Funds Management, Inc.
(March 2020 – present);
President of GE Retirement
Savings Plan Funds (July
2016 – September 2018);
Senior Vice President and
Commercial Operations
Leader at GE Asset
Management Incorporated
(“GEAM”) (March 2014 – July
2016); President of State
Street Institutional Funds and
State Street Variable
Insurance Series Funds, Inc.
(April 2014 – March 2020);
President and Trustee of
GEAM’s UCITs Funds (March
2014 – November 2014);
Senior Vice President and
Commercial Administrative
Officer at GEAM (April 2010 –
March 2014); Vice President of
State Street Institutional Funds
(July 2003 – April 2014); Vice
President of Elfun Funds and
GE Retirement Savings Plan
Funds (October 2003 – July
			2016).	18	None.

(1)	The individuals listed below are Trustees who are “interested persons,” as defined in the 1940 Act, of the Trust (“Interested Trustees”).
(2)	Ms. Needham and Ms. La Porta are Interested Trustees because of their employment by SSGA FM, an affiliate of the Trust.
*	Served in various capacities and/or with various affiliated entities during noted time period.
†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA FM serves as investment adviser.
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The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:
Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
Ellen M. Needham SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	President and Trustee	Term: Indefinite Elected: 4/20	Chairman, SSGA Funds Management, Inc. (March 2020 – present); President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 – present).*

Bruce S. Rosenberg SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1961	Treasurer	Term: Indefinite Elected: 4/19	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).

Ann M. Carpenter SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 4/19	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*

Chad C. Hallett SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 4/19	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

Darlene Anderson-Vasquez SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 4/19	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).

Arthur A. Jensen SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 YOB: 1966	Deputy Treasurer	Term: Indefinite Elected: 4/19	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 – present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011 – July 2016).

David K. Lancaster SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1971	Assistant Treasurer	Term: Indefinite Elected: 11/20	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 – present); Assistant Vice President, State Street Bank and Trust Company (November 2011 – July 2017).
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Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS: (continued)

Brian Harris SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1973	Chief Compliance Officer, Anti-Money Laundering Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 6/16 Term: Indefinite Elected: 4/19	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – Present).*

Sean O’Malley SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Chief Legal Officer	Term: Indefinite Elected: 8/19	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 – present).

David Barr SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1974	Secretary	Term: Indefinite Elected: 9/20	Vice President and Senior Counsel, State Street Global Advisors (October 2019 – present); Vice President at Eaton Vance Corp. (October 2010 – October 2019).

David Urman SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1985	Assistant Secretary	Term: Indefinite Elected: 8/19	Vice President and Senior Counsel, State Street Global Advisors (April 2019 – present); Vice President and Counsel, State Street Global Advisors (August 2015 – April 2019); Associate, Ropes & Gray LLP (November 2012 – August 2015).

Timothy Collins SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Assistant Secretary	Term: Indefinite Elected: 9/21	Vice President and Senior Counsel, State Street Global Advisors (August 2021 - present); Vice President and Managing Counsel, State Street Corporation (March 2020 - August 2021); Vice President and Senior Counsel (April 2018 - March 2020); Counsel, Sutton Place Investments (January 2010-March 2018).

*	Served in various capacities and/or with various affiliated entities during noted time period.
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State Street Institutional Funds

Trustees
Michael F. Holland, Co-Chairperson
Patrick J. Riley, Co-Chairperson
John R. Costantino
Donna M. Rapaccioli
Michael A. Jessee
Richard D. Shirk
Jeanne M. La Porta
Ellen M. Needham
Officers
Ellen M. Needham, President
Brian Harris, Chief Compliance Officer, Anti-Money Laundering Officer and Code of Ethics Compliance Officer
Bruce S. Rosenberg, Treasurer
Ann M. Carpenter, Vice President and Deputy Treasurer
Chad C. Hallett, Deputy Treasurer
Arthur A. Jensen, Deputy Treasurer
Darlene Anderson-Vasquez, Deputy Treasurer
David K. Lancaster, Assistant Treasurer
Sean O'Malley, Chief Legal Officer
David Barr, Secretary
Timothy Collins, Assistant Secretary
David Urman, Assistant Secretary
Investment Adviser and Administrator
SSGA Funds Management, Inc.
One Iron Street
Boston, Massachusetts 02210
Custodian and Sub-Administrator
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Distributor
State Street Global Advisors Funds Distributors, LLC
One Iron Street
Boston, Massachusetts 02210
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

SSIFAR

(b) Not Applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, State Street Institutional Funds (the “Trust,” “Fund Entity” or “Registrant”) has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code”). That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents that the Registrant files with, or submits to, the U.S. Securities Exchange Commission (the “SEC”) and in other public communications made by the Registrant; (3) compliance with applicable laws and governmental rules and regulations; (4) the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and (5) accountability for adherence to the Code. For the period covered by the report, the Code was combined with other mutual funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”). The Registrant has not made any amendments to the Code that relates to any element of the code of ethics definition set forth in Item 2(b) of Form N-CSR during the covered period. The Registrant has not granted any waivers from any provisions of the Code during the covered period. A copy of the Code is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Trust’s Board of Trustees (the “Board”) has determined that the Trust has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its audit committee (the “Audit Committee”): Messrs. Michael F. Holland, Richard D. Shirk and John R. Costantino and Ms. Donna M. Rapaccioli. Each of the “audit committee financial experts” is “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or the Board.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal years ended September 30, 2021 and September 30, 2020, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP (“E&Y”), the Trust’s principal accountant, for the audit of the Trust’s annual financial statements or services normally provided by E&Y in connection with the Trust’s statutory and regulatory filings and engagements were $128,971 and $128,971, respectively.

(b) Audit-Related Fees

For the fiscal years ended September 30, 2021 and September 30, 2020, there were no fees for assurance and related services by E&Y reasonably related to the performance of the audit of the Trust’s financial statements that were not reported under paragraph (a) of this Item.

(c) Tax Fees

For the fiscal years ended September 30, 2021 and September 30, 2020, the aggregate tax fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns were $28,526 and $40,754, respectively.

(d) All Other Fees

For the fiscal years ended September 30, 2021 and September 30, 2020, there were no fees billed for professional services rendered by E&Y for products and services provided by E&Y to the Trust, other than the services reported in paragraphs (a) through (c).

For the fiscal years ended September 30, 2021 and September 30, 2020, the aggregate fees for professional services rendered by E&Y for products and services provided by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that (i) relate directly to the operations and financial reporting of the Trust and (ii) were pre-approved by the Audit Committee were approximately $8,904,469 and $7,019,005, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The Trust’s Audit Committee Charter states the following with respect to pre-approval procedures:

The Audit Committee shall have the following duties and powers:

•

To pre-approve engagements by a Fund Entity’s independent auditor for non-audit services to be rendered to the Fund’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

•

To establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditor as required by paragraph (b) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Audit Committee, subject to the requirement that the decision of any member to whom authority is delegated to pre-approve an activity shall be presented to the full Audit Committee at its next scheduled meeting;

Alternate Pre-Approval Procedure:

•

The Chairperson, or a Co-Chairperson, of the Audit Committee is authorized to pre-approve any engagement involving the Fund Entity’s independent auditors to the same extent as the Audit Committee. Any pre-approval decision by the Chairperson, or a Co-Chairperson, under the foregoing authority shall be presented to the Audit Committee at its next scheduled meeting.

(e)(2) Percentages of Services

None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period of time for which such rule was effective.

(f) Not applicable.

(g) Total Fees Paid By Adviser and Certain Affiliates

The aggregate non-audit fees billed for by E&Y for services rendered to the Trust and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Trust were as follows:

	FY 2021 (in millions)		FY 2020 (in millions)
Non audit services billed to:
Registrant:	See Item 4	(c)	See Item 4	(c)
Investment Adviser:	—		—
Other entities in the Investment Company Complex (1)(2):
Audit Related Fees	$18.4		$15.2
Tax Fees	$4.4		$5.8
All Other Fees	$14.5		$14.2

(1)	Information is for the calendar years 2021 and 2020, respectively.
(2)

Services under the caption Audit-Related Fees consisted principally of reports on the processing of transactions by servicing organizations, audits of employee benefit plan, non-statutory audits and due diligence procedures. Services under the caption Tax Fees consisted principally of expatriate, compliance and corporate tax advisory services. Services under the caption All Other Fees primarily related to statutory and financial statement audits and the requirement to opine on the design and operating effectiveness of internal control over financial reporting.

(h) E&Y notified the Trust’s Audit Committee of all non-audit services that were rendered by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the Trust, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Trust’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective to provide reasonable assurance that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable to the Registrant.

(b) Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2)	Certifications of principal executive officer and principal financial and accounting officer of the Trust as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable.

(b)	Certifications of principal executive officer and principal financial and accounting officer of the Trust as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: STATE STREET INSTITUTIONAL FUNDS

By:	/s/ Ellen M. Needham
Ellen M. Needham
President

Date: December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President (Principal Executive Officer)

Date: December 3, 2021

By:	/s/ Bruce S. Rosenberg
Bruce S. Rosenberg
Treasurer (Principal Financial and Accounting Officer)

Date: December 3, 2021